Exhibit 10.24.1

















                          MASTER TRANSACTION AGREEMENT

                                  by and among

              REJ REALTY LLC, a Delaware limited liability company,

                 JG REALTY INVESTORS CORP., an Ohio corporation,

               JG MANAGER LLC, an Ohio limited liability company,

           JG NORTH RALEIGH L.L.C., an Ohio limited liability company,

      JG TRIANGLE PERIPHERAL SOUTH LLC, an Ohio limited liability company,

      CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership,

                           Effective October 24, 2005




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
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                                TABLE OF CONTENTS

ARTICLE 1 MEMBER NEWCO LLC AGREEMENT AND CLOSING........................................2
   1.1      Member Newco LLC Agreement..................................................2
   1.2      Acknowledgments.............................................................2
   1.3      Closing Date................................................................2
   1.4      Closing Transactions........................................................3
ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF EACH OF THE PARTIES.........................3
   2.1      Corporate Status; Authorization.............................................4
   2.2      Noncontravention............................................................4
   2.3      Consents and Approvals......................................................4
   2.4      No Actions or Suits.........................................................4
ARTICLE 3 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE JG MEMBERS...................5
   3.1      Real Estate Matters.........................................................5
ARTICLE 4 ADDITIONAL AGREEMENTS.........................................................6
   4.1      Access to Information.......................................................6
   4.2      Further Actions.............................................................6
   4.3      CBL Member Parent Guarantee.................................................6
   4.4      Project Employees...........................................................8
   4.5      Release of JG Member and Affiliates from Existing Guarantees, etc...........8
   4.6      Procedures in the event of a Shortfall......................................9
   4.7      Service Contracts and Other Contracts......................................10
   4.8      New Encumbrances on the Real Estate........................................10
ARTICLE 5 CONDITIONS TO CLOSING........................................................10
   5.1      Conditions Precedent to Obligations of All Parties.........................10
   5.2      Conditions Precedent to Obligations of CBL Member Parent...................11
   5.3      Conditions Precedent to Obligations of the JG Parties......................11
ARTICLE 6 TERMINATION AND WAIVER.......................................................12
   6.1      General....................................................................12
   6.2      Effect of Termination......................................................13
ARTICLE 7 MISCELLANEOUS................................................................13
   7.1      Notices....................................................................13
   7.2      Governing Law..............................................................15
   7.3      Entire Agreement; Amendment................................................15
   7.4      Section Headings...........................................................15
   7.5      Severability...............................................................15
   7.6      Successors; No Third-Party Beneficiaries...................................15
   7.7      Expenses...................................................................15
   7.8      Confidentiality; Public Announcements......................................16
   7.9      Survival...................................................................16
   7.10     Counterparts...............................................................16



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                          MASTER TRANSACTION AGREEMENT

         This MASTER TRANSACTION AGREEMENT (the "Agreement") is made as of October 24, 2005, by and among: REJ REALTY LLC, a Delaware limited liability company ("REJ Realty"), JG REALTY INVESTORS CORP., an Ohio corporation ("JGRI"), JG MANAGER LLC, an Ohio limited liability company ("JG Manager"; together with REJ Realty and JGRI, the "JG Members"), JG NORTH RALEIGH L.L.C., an Ohio limited liability company (the "JG North Raleigh"), JG TRIANGLE PERIPHERAL SOUTH LLC, an Ohio limited liability company ("JG Triangle South"), and CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership ("CBL Member Parent").

                                    RECITALS

         WHEREAS, JG North Raleigh owns and operates the two-level regional enclosed mall shopping center known as Triangle Town Center and the Commons, located on approximately 43.328 acres of land near the I-540 - US 1 interchange in Raleigh, North Carolina (together, "Triangle Town Center"); and

         WHEREAS, JG Triangle South owns and operates the power center know as Triangle Town Place, located on approximately 15.749 acres of land and adjacent to Triangle Town Center ( "Triangle Town Place"); and

         WHEREAS, as of the date of this Agreement, REJ Realty and JGRI collectively own one hundred percent (100%) of the member interests in JG North Raleigh; and

         WHEREAS, as of the date of this Agreement, REJ Realty and JG Manager collectively own one hundred percent (100%) of the member interests in JG Triangle South; and

         WHEREAS, the JG Members intend to cause the formation of a new limited liability company, to be known as Triangle Town Member LLC ("Member Newco") and, on the terms and subject to the conditions set forth in this Agreement, to contribute all of their respective member interests in JG North Raleigh and JG Triangle South to Member Newco in exchange for member interests in Member Newco; and

         WHEREAS, the JG Members intend to cause the formation of another new limited liability company, to be known as Triangle Town Center LLC (the "Company") and, on the terms and subject to the conditions set forth in this Agreement, to cause JG North Raleigh and JG Triangle South to contribute Triangle Town Center and Triangle Town Place to the Company by limited warranty deed; and

         WHEREAS, CBL Member Parent intends to cause the formation of a new limited liability company in which CBL Member Parent will own one hundred percent (100%) of the member interests ("CBL Member"); and

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         WHEREAS, on the terms and subject to the conditions set forth in this
Agreement, CBL Member Parent and the JG Members intend that CBL Member will be admitted as a member in Member Newco; and

         WHEREAS, the parties hereto desire to make provision for the other agreements and transactions contemplated by this Agreement; and

         WHEREAS, the definitions of capitalized terms used in this Agreement and not otherwise defined herein are set forth on Appendix A attached hereto and made a part hereof, and if not defined in Appendix A, shall be as set forth in the Member Newco LLC Agreement. NOW, THEREFORE, in consideration of the foregoing premises and other good, valid, and binding consideration, the receipt and sufficiency of which is hereby acknowledged and intending to be legally bound, the Parties agree as follows:

ARTICLE 1
                     MEMBER NEWCO LLC AGREEMENT AND CLOSING

1.1 Member Newco LLC Agreement. For the purposes of this Agreement, the term Member Newco LLC Agreement shall have the meaning set forth in Appendix A and shall include the agreements, exhibits, schedules and other documents set forth in such definition.

1.2      Acknowledgments.  The Parties acknowledge that:

          (a) As of the date hereof, and before giving effect to the transactions contemplated by this Agreement to take place on the Closing Date, the aggregate net equity of the JG Members in JG North Raleigh and JG Triangle South is approximately One Hundred Sixty-Two Million Five Hundred Thousand Dollars ($162,500,000.00), of which approximately One Hundred Fifty-Seven Million Three Hundred Fifty Thousand Dollars ($157,350,000.00) is attributable to JG North Raleigh and approximately Five Million One Hundred Fifty Thousand ($5,150,000.00) is attributable to JG Triangle South, given the current principal amount of mortgage indebtedness of JG North Raleigh and JG Triangle South of approximately $106 million and approximately $15 million, respectively, subject to adjustment by mutual agreement of the JG Members and CBL Member Parent to reflect the principal amounts of such mortgage indebtedness immediately prior to the Closing (the "Pre-Closing Project Net Equity").

          (b) After giving effect to the transactions contemplated by this Agreement to take place on the Closing Date, the aggregate amount of the JG Members' Capital Account will be equal to the JG Members Initial Contribution, and the amount of CBL Member's Capital Account will be zero, except as otherwise provided in
               Section 4.6 below.

1.3 Closing Date. Subject to the prior satisfaction or waiver of all of the conditions set forth in Article 5, the closing of the transactions contemplated


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by this Agreement (the "Closing") shall be held at a location that is agreeable to all of the Parties no later than the fifth (5th) Day following the date as of which all of the conditions precedent set forth in Article 5 have been satisfied or waived by the Party entitled to the benefit of such condition(s), or on such other date as may be agreed to in writing by the Parties (the "Closing Date").

1.4 Closing Transactions. On the Closing Date, subject to the satisfaction or waiver of the conditions precedent set forth in Article 5, the following transactions shall take place in the order set forth below (and as further reflect in the charts attached as Exhibit C hereto (the "Transaction Chart"):

(a) The JG Members shall contribute all of their respective member interests in JG North Raleigh and JG Triangle South to Member Newco in exchange for all of the member interests in Member Newco;

(b) JG North Raleigh and JG Triangle South shall respectively contribute Triangle Town Center and Triangle Town Place to the Company, by limited warranty deed, in exchange for all of the member interests in the Company;

(c) JG North Raleigh and JG Triangle South shall distribute all of the member interests in the Company to Member Newco;

(d)      the JG Members shall execute and deliver the Member Newco LLC
         Agreement;

(e) CBL Member Parent shall cause CBL Member to execute and deliver the Member Newco LLC Agreement;

(f) CBL Member Parent shall cause CBL Member and the other parties thereto to execute and deliver the Company LLC Agreement;

(g) CBL Member Parent shall cause Property Manager to execute and deliver the Property Management Agreement;

(h) CBL Member shall cause Member Newco to cause the Company to execute and deliver the Property Management Agreement;

(i) CBL Member shall cause Member Newco to cause the Company to enter into the Initial JV Financing; and

(j) The Company shall distribute the Net Proceeds of the Initial JV Financing to Member Newco, which shall distribute the Net Proceeds to the JG Members pro rata by wire transfer of immediately available funds to the account designated by the JG Members.

ARTICLE 2
              REPRESENTATIONS AND WARRANTIES OF EACH OF THE PARTIES

         Except as otherwise set forth below, each of the Parties hereby represents and warrants to each other Party, as of the date hereof and the Closing Date, as follows:

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2.1 Corporate Status; Authorization. Such Party is duly organized, validly existing and in good standing under and by virtue of the laws of the state of its organization. The Person(s) executing this Agreement on such Party's behalf are duly elected, qualified and acting as its officer(s), manager(s) or member(s) (as the case may be). All actions and resolutions, whether partnership, corporate or otherwise, necessary to authorize such Party to enter into this Agreement have been taken and adopted. Such Party has, and the Persons executing this Agreement on its behalf have, all requisite power and authority and has (have) been duly authorized to enter into this Agreement. This Agreement has been duly executed on behalf of such Party. Such Party has full right and lawful authority to enter into and perform its covenants and obligations under this Agreement for the full term hereof, and has full right and lawful authority to make its representations and warranties hereunder. Upon execution of this Agreement by each Party hereto, this Agreement will constitute the legal, valid and binding obligation of such Party and will be enforceable against it and its successors and assigns in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, moratorium, or other similar laws affecting a creditor's rights and remedies or the relief of debtors generally at the time in effect, (b) the discretion of the court before which any proceeding involving the same may be brought, and (c) equitable principles at the time in effect limiting the remedy of specific performance.

2.2 Noncontravention. Neither the execution, delivery or performance by such Party of this Agreement or the transactions contemplated hereby will conflict with, or will result in a breach of, or will constitute a default under, (a) any agreement or instrument by which such Party or any of its Affiliates may be bound or (b) any judgment, statute, rule, law, order, decree, writ or injunction of any court or Governmental Agency, as defined below, applicable to such Party or any of their Affiliates and/or their respective property and assets for which consent has not been obtained.

2.3 Consents and Approvals. All consents by third Persons which such Party is, by the terms of its agreements, if any, with any such third Persons, required to obtain prior to its execution of this Agreement have been so obtained by them.

2.4 No Actions or Suits. There are no actions, suits, proceedings, or investigations pending or, to the knowledge of such Party, threatened against such Party, any of its Affiliates, or any of their respective properties, assets, or businesses in any court or before or by any federal, state, provincial, or other governmental department or agency, whether of the United States, of any of its states, possessions or territories, or of any foreign nation (a "Governmental Agency") or any arbitrator that could, if adversely determined, reasonably be expected to materially impair such Party's ability to perform its obligations under this Agreement or any Affiliate's ability to perform its obligations under the Member Newco LLC Agreement. Neither such Party nor any of its Affiliates has received any currently effective notice of any default, and neither such Party nor any of its Affiliates is in default, under any applicable order, writ, injunction, decree, or award of any court, any Governmental Agency, or any arbitrator, in each case, that could reasonably be expected to materially impair such Party's ability to perform its obligations under this Agreement or any Affiliate's ability to perform its obligations under the Member Newco LLC Agreement.

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                                   ARTICLE 3
           ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE JG MEMBERS

       3.1 Real Estate Matters. To the best knowledge of the JG Members:

(a) There are no violations of any restrictive covenants affecting the Real Estate;

(b) There are no uncured notices, suits, orders, decrees or judgments relating to violations of any laws, ordinances, codes, regulations or other requirements of any Governmental Agency having jurisdiction over the Real Estate or any part thereof which would have a materially adverse effect upon the development or operation of the Real Estate or the Project, including, but not limited to, any eminent domain proceedings;

(c) There are no suits, actions or proceedings pending or threatened against or affecting the JG Parties and/or the Real Estate before any court or Governmental Agency that, if adversely determined, would have a materially adverse effect upon the development or operation of the Real Estate or the Project, including, but not limited to, any eminent domain proceedings;

(d) None of the JG Parties is in default with respect to, nor has notice of violation of, any judgment, order, writ, injunction, rule or regulation of any court or Governmental Agency to which any of the JG Parties is subject in any way affecting the Real Estate that would have a materially adverse effect upon the development or operation of the Real Estate or the Project, including, but not limited to, any eminent domain proceedings;

(e) There are no material agreements to which any of the JG Parties or any of their Affiliates is a party affecting any of JG North Raleigh, JG Triangle South and/or the Real Estate or any use of the Real Estate that have not been disclosed to CBL Member Parent or its Affiliates;

(f) Except as disclosed in the environmental reports and studies identified on Exhibit B attached hereto (the "Environmental Reports"), there are no Hazardous Substances on, under, in or about the Real Estate. For the purposes of this Agreement, "Hazardous Substances" shall mean and include, but shall not be limited to, materials which are included under or regulated by any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination, clean up or disclosure;

(g) Except as disclosed in writing to CBL Member Parent and/or its Affiliates prior to the date hereof, there are no tenancies, occupancies or licenses in or to the Real Estate under agreements entered into by any of the JG Parties or any of their Affiliates: and

(h) The JG Parties have made a good-faith, reasonable effort to provide CBL Member Parent with all of the facts within the knowledge and possession of the JG Parties concerning JG North Raleigh, JG Triangle South, the


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         Real Estate and the Project that, in their reasonable judgment, could be expected to be material to CBL Member Parent's due diligence evaluation of JG North Raleigh, JG Triangle South, the Real Estate and the Project.

                                   ARTICLE 4
                              ADDITIONAL AGREEMENTS

4.1 Access to Information. Each Party agrees that, from and after the date hereof and until the first to occur of the Closing and the termination of this Agreement in accordance with Article 6, each other Party and their respective authorized representatives will have reasonable access during normal business hours to the premises, properties, books and records of JG North Raleigh, JG Triangle South and, from and after their formation, Member Newco and the Company, as such other Parties may reasonably request; provided, in each case, that such access does not disrupt the normal business activities of JG North Raleigh, JG Triangle South, Member Newco and/or the Company and shall be at the expense of the Party requesting such access.

4.2 Further Actions. Subject to the terms and conditions hereof, each Party agrees to act reasonably and in good faith and to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable to consummate and make effective the transactions contemplated hereunder and under the Member Newco LLC Agreement to be entered into by it or its Affiliates, except that no Party shall be required to waive or cause to be waived or cause its Affiliates to waive or cause to be waived any of the conditions to closing set forth in
Article 5. Each Party shall furnish to each other Party all information and assistance that such other Party may reasonably request in connection with the foregoing.

4.3 CBL Member Parent Guarantee. Subject to the limitations set forth in this
Section 4.3, CBL Member Parent hereby irrevocably and unconditionally guarantees to the JG Members the full and prompt performance of each obligation of CBL Member in connection with the Project, including without limitation CBL Member's obligations under the Member Newco LLC Agreement (the "CBL Member Guaranteed Obligations"), and CBL Member Parent shall indemnify and hold harmless the Company, Member Newco, and the JG Members from and against any and all liability, obligation, loss, costs, damage, or expense (including, without limitation, reasonable and documented attorneys' fees and the costs of investigation) howsoever arising from the failure of CBL Member to perform such obligations. This Section 4.3 is a guarantee of performance and not of payment alone, and neither the JG Members, Member Newco nor the Company shall be under any obligation to take any action against CBL Member with respect to any of the CBL Member Guaranteed Obligations if such CBL Member Guaranteed Obligations are due and have not been performed. The liability of CBL Member Parent under this
Section 4.3 shall not be reduced or discharged by (a) any forbearance or indulgence granted to CBL Member and/or CBL Member Parent, whether as to payment, time, performance, or otherwise, (b) the fact that CBL Member ceases to be a Member of the Company or (c) the fact that CBL Member and/or CBL Member Parent makes an assignment for the benefit of its creditors, a receiver of CBL Member and/or CBL Member Parent is appointed or applied for, or a petition under


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Title 11, United States Code (Bankruptcy), as from time to time amended, is filed by or against CBL Member and/or CBL Member Parent. Notwithstanding the foregoing provisions of this Section 4.3:

          (a) CBL Member Parent's obligations under this Section 4.3 shall terminate, and this Section 4.3 shall thereafter be null and void and of no further force or effect (except with respect to claims, if any, made under this Section 4.3 prior to such termination, which shall survive until such claims are resolved), when none of the JG Members nor any of their respective permitted assignees under clauses (i), (ii), (iii) or (iv) of Section 16.03(a) of the Member Newco LLC Agreement, nor any permitted assignees under such clauses of any such permitted assignees, owns any Membership Interest or any other direct or indirect member interest in the Company; and

          (b) CBL Member Parent's aggregate liability under the guarantees and indemnities provided in this Section 4.3 shall be limited to Fifty Million Dollars ($50,000,000), reduced on a dollar-for-dollar basis by the aggregate amount of Mandatory Contributions or additional Non-Required Contributions, if any, made by CBL Member to the Company for any purpose, and, following such reduction, then increased on a dollar-for-dollar basis (but not in excess of $50,000,000) by the aggregate amount of the distributions made by the Company to the CBL Member that constitute a return of Mandatory Contributions described in
               Section 11.01(b)(iii)(A) of the Member Newco LLC Agreement made by CBL Member (i.e., to fund capital improvements to the Project (including allowances for tenant improvements)). Distributions received by the CBL Member that constitute the return of any Non-Required Contributions or Mandatory Contributions made by CBL Member other than Mandatory Contributions described in Section 11.01(b)(iii)(A) of the Member Newco LLC Agreement shall not be deemed to result in any increases as referenced above. For the avoidance of doubt, the following examples illustrate the operation of this Section 4.3(b) (Examples 1 and 2 below assume that CBL Member Parent has not previously incurred any liability under this Section 4.3 at the time of the example):

          (i) Example 1. If CBL Member had made $5,000,000 in unreturned Mandatory Contributions described in Section 11.01(b)(iii)(A) of the Member Newco LLC Agreement to fund capital improvements to the Project and $25,000,000 in other Mandatory Contributions and Non-Required Contributions, then CBL Member Parent's aggregate liability under the guarantees and indemnities provided in this
               Section 4.3 would be limited to $20,000,000;

          (ii) Example 2. If, after Example 1, the Company returned to CBL Member all of the $5,000,000 in Mandatory Contributions described in Section 11.01(b)(iii)(A) of the Member Newco LLC Agreement made by CBL Member in Example 1 and returned $7,000,000 of the $25,000,000 in other Mandatory Contributions and Non-Required Contributions made by CBL Member in Example 1, then CBL Member Parent's aggregate liability under the guarantees and indemnities provided in this Section 4.3 would be limited to $25,000,000, i.e., CBL Member Parent's aggregate liability in Example 1 plus the amount of Mandatory Contributions described in Section
               11.01(b)(iii)(A) of the Member Newco LLC Agreement made by CBL Member in Example 1 and returned to CBL Member in this Example 2; and

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          (iii) Example 3. If, after Example 1 but before  Example 2, CBL Member
               Parent paid a liability of $20,000,000 under the guarantees and indemnities provided in this Section 4.3, then CBL Member Parent
               would  have  no  further   liability  under  the  guarantees  and
               indemnities provided in this Section 4.3 unless and until the Company returned to CBL Member all or a portion of the $5,000,000 in Mandatory Contributions described in Section 11.01(b)(iii)(A) of the Member Newco LLC Agreement made by CBL Member in Example 1; if the Company subsequently returned CBL Member's Mandatory Contributions and Non-Required Contributions as described in Example 2, CBL Member Parent's aggregate liability under the guarantees and indemnities provided in this Section 4.3 would be
               limited   to   $5,000,000,   i.e.,   the   amount  of   Mandatory
               Contributions to fund capital improvements described in Section 11.01(b)(iii)(A) of the Member Newco LLC Agreement made by CBL Member in Example 1 and returned to CBL Member in Example 2.

4.4 Project Employees. At and effective as of the Closing, REJ Realty shall cause the appropriate Affiliate(s) of REJ Realty to terminate all shopping center managers and other employees of Affiliates of REJ Realty located at the Project (such persons, the "Project Employees") and to pay all severance payments, if any, due in connection with such terminations of the Project Employees. At the Closing, CBL Member Parent shall cause the appropriate Affiliate(s) of CBL Member Parent (including, as to janitorial staff and maintenance and security personnel, ERMC, which shall, for purposes of this
Section 4.4, be deemed to be an Affiliate of CBL Member Parent) to offer employment at the Project to substantially all of the Project Employees for base salaries and benefits substantially comparable in the aggregate to the base salaries being earned by and benefits being offered to persons currently employed by Affiliates of CBL Member Parent in comparable positions at regional malls owned directly or indirectly by Affiliates of CBL Member Parent in a market comparable to the market in which the Project is located. The foregoing covenant is made to and solely for the benefit of REJ Realty, and no Project Employee is entitled or shall be deemed to be entitled to make any claim against CBL Member Parent or any Affiliate of CBL Member Parent, or any other Person, based on this Section 4.5 or any other provision of this Agreement. In addition to the foregoing, unless Affiliates of the CBL Member Parent specifically agree otherwise with a particular Project Employee or group of Project Employees, all such Project Employees that become employees of Affiliates of CBL Member Parent shall be "employees-at-will" and no written employment contract shall be required.

4.5 Release of JG Member and Affiliates from Existing Guarantees, etc. Promptly after the Closing, CBL Member and CBL Member Parent will use their commercially reasonable efforts to obtain the release of the JG Members and their respective Affiliates from any guarantees of existing financing for the Project, letters of credit securing obligations to anchors, other tenants or other parties, and other credit enhancements for the benefit of the JG North Raleigh and/or JG Triangle South heretofore made or provided by any of the JG Members or their respective Affiliates. For the purposes of this Section 4.5, "commercially reasonable efforts" shall include but not be limited to substituting CBL Member Parent and/or its Affiliates as the obligor under such credit enhancements and/or replacing such credit enhancements with other credit enhancements satisfactory to the obligee. In the event that CBL Member and CBL Member Parent


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are unable to obtain any such release, CBL Member Parent shall indemnify the JG
Members and their respective Affiliates against and hold them harmless from any and all cost, loss and liability with respect to such credit enhancements.

4.6      Procedures in the event of a Shortfall.

          (a) Obtaining the Initial JV Financing. Following the execution of this letter, CBL Member Parent will use its commercially reasonable efforts to obtain the Initial JV Financing. Without limiting the generality of the immediately preceding sentence, CBL Member Parent, an Affiliate of CBL Member Parent, or the Company (whichever shall be acceptable to the lender) will provide to the lender of the Initial JV Financing, if the applicable tenant estoppels are not otherwise obtained, certificates for up to ten percent (10%) of the "Non-Majors", as contemplated by the UBS Real Estate Investments Inc. term sheet, dated October [ ], 2005, a copy of which CBL Member Parent has heretofore provided to the JG Members. The JG Parties will extend to CBL Member Parent commercially reasonable cooperation in CBL Member Parent's efforts to obtain the Initial JV Financing. The Net Proceeds of the Initial JV Financing shall be not less than 50% of the Pre-Closing Project Net Equity (the "50% Distribution Amount"). The 50% Distribution Amount will be adjusted to reflect any adjustments in the Pre-Closing Project Net Equity, as provided in Section 1.2(a) above.

          (b) Inability to Obtain Initial JV Financing. If CBL Member Parent is unable to obtain the Initial JV Financing by November 15, 2005 (the "Contemplated Closing Date"), or if the Net Proceeds of the Initial JV Financing are anticipated to be less than the 50% Distribution Amount (determined by reference to term sheets, commitment letters or other written proposals for the Initial JV Financing that CBL Member Parent has received from prospective lenders for the JV Financing and that are under active negotiation as of the Contemplated Closing Date), the JG Members, in their sole discretion, may either (i) terminate this Agreement as provided in Section 6.1(e) below; (ii) extend the Contemplated Closing Date for such additional period of time as the JG Members may elect (not to exceed sixty (60) additional days), so as to afford CBL Member Parent additional time to obtain the Initial JV Financing that will provide Net Proceeds at least equal to the 50% Distribution Amount; or (iii), subject to the satisfaction or waiver by the appropriate party of the other conditions to closing stated in this Agreement, elect to proceed with the Closing. The amount by which the 50% Distribution Amount exceeds the Net Proceeds of the Initial JV Financing, if any, is hereinafter referred to as the "Shortfall."

          (c) Election by JG Members to Proceed with Closing. If the JG Members make the election described in clause (iii) of Section 4.6(b) above, at the Closing: (i) the entire Net Proceeds of the Initial JV Financing, if any, shall be distributed to the JG Members as provided in Section 1.4(j) above; (ii) CBL Member shall make a capital contribution to Member Newco, which shall in turn make a corresponding capital contribution to the Company, in an amount equal to the Shortfall, up to a maximum of $3 million (the "Shortfall Initial Contribution"), and (iii) the Company will immediately distribute to Member Newco, and Member Newco shall thereupon immediately distribute pro rata to the JG Members an amount equal to the Shortfall Initial Contribution. The Shortfall Initial Contribution, if any, shall be deemed to be CBL Member's Initial Contribution. The amount, if any, by which the Shortfall exceeds the Shortfall Initial Contribution (the "Remaining Shortfall"), shall be a part of the JG Members Initial Contribution and shall carry a preferred return equal the rate of interest from time to time on the outstanding principal amount of the Initial JV Financing, except that, if the amount of the Interest/Return on the Remaining Shortfall exceeds (the "Excess Amount") the amount computed using the "safe harbor" interest rate set forth in Treasury Regulation Section 1.707-4(a)(3)(ii) (the "Safe Harbor Amount"), then the amount of the preferred return paid each year shall be the Safe Harbor Amount until the expiration of a two year period ending after the Closing at which time the Excess Amount will be paid at the next cash distribution date. The unpaid Excess Amount, if any, will not bear interest or carry a preferred return. The Remaining Shortfall and the preferred return shall have a priority over all other distributions to members of Member Newco, other than tax distributions, until the JG Members have received the Remaining Shortfall in its entirety. The form of Member Newco LLC Agreement shall be revised as appropriate to reflect the provisions of this
               Section 4.6(c) in the event that the provisions of this Section 4.6(c) become operable.

4.7 Service Contracts and Other Contracts. The JG Parties have delivered or caused to be delivered to CBL Member any and all service contracts, maintenance agreements and other agreements relating to the performance by third parties of services for the Company, JG Triangle South, the Real Estate and/or the Project that are not cancelable on 30 days or less notice.

4.8 New Encumbrances on the Real Estate. From and after the date hereof and until the first to occur of the Closing and the termination of this Agreement in accordance with Article 6, the JG Members shall cause JG North Raleigh and JG Triangle South to use their respective commercially reasonable efforts to ensure that none of the Real Estate becomes subject to any liens, encumbrances, mortgages, security interests or other adverse rights not in existence as of the date of this Agreement, other than (a) liens for current real and personal property taxes and assessments and other similar taxes and assessments not yet due and payable; (b) easements, licenses, covenants, rights-of-way and other similar restrictions (including building and zoning restrictions) that could not reasonably be expected to materially and adversely affect the use or operation of the Project as currently used and operated; and (c) leases, licenses and other occupancy rights entered into or modified in the ordinary course of business of the Project (collectively, "Permitted Encumbrances")

                                   ARTICLE 5
                              CONDITIONS TO CLOSING

5.1 Conditions Precedent to Obligations of All Parties. The respective obligations of each Party to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or before the Closing Date of each of the following:

(a) No Injunctions. No court or Governmental Agency of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any statute, rule, regulation, non-appealable judgment, decree, injunction, or other order that is in effect on the Closing Date and that enjoins, restrains, restricts, makes unlawful, or prohibits this Agreement or the Member Newco LLC Agreement or the consummation of any of the transactions contemplated hereby or thereby.

(b) No Pending or Threatened Actions. There shall not be pending or threatened any material action or proceeding seeking to enjoin or restrain consummation of the transactions contemplated by this Agreement or seeking material damages in connection with such transactions.

(c) Revisions to Member Newco LLC Agreement. The JG Members and CBL Member shall have agreed to revisions to the form of Member Newco LLC Agreement as contemplated by the definition of Member Newco LLC Agreement.

(d) Company LLC Agreement. The JG Members and CBL Member shall have agreed to a form of limited liability company agreement for the Company (the "Company LLC Agreement").

5.2 Conditions Precedent to Obligations of CBL Member Parent. The obligations of CBL Member Parent to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or before the Closing Date of each of the following:

(a) Accuracy of Representations and Warranties. The representations and warranties of each of the JG Parties contained herein that are qualified by materiality shall be true and correct on and as of the Closing Date, and the representations and warranties that are not so qualified shall be true and complete in all material respects on and as of the Closing Date, in each case as if made on and as of such date, and the JG Parties shall have executed and delivered to CBL Member Parent a certificate, dated as of the Closing Date, to such effect.

(b) Covenants. The covenants and agreements of each of the JG Parties to be performed on or prior to the Closing shall have been duly performed in all material respects, and the JG Parties shall have executed and delivered to CBL Member Parent a certificate, dated as of the Closing Date, to such effect.

(c) No New Encumbrances. None of the Real Estate shall have become subject to any liens, encumbrances, mortgages, security interests or other adverse rights not in existence as of the date of this Agreement, other than the Permitted Encumbrances.

5.3 Conditions Precedent to Obligations of the JG Parties. The obligations of the JG Parties to consummate the transactions contemplated by this Agreement are subject to the satisfaction or waiver on or before the Closing Date of each of the following:

(a) Accuracy of Representations and Warranties. The representations and warranties of CBL Member Parent contained herein that are qualified by materiality shall be true and correct on and as of the Closing Date, and the representations and warranties that are not so qualified shall be true and complete in all material respects on and as of the Closing Date, in each case as if made on and as of such date, and CBL Member

         Parent shall have executed and delivered to the JG Parties a certificate, dated as of the Closing Date, to such effect.

(b) Covenants. The covenants and agreements of CBL Member Parent to be performed on or prior to the Closing shall have been duly performed in all material respects, and CBL Member Parent shall have executed and delivered to the JG Parties a certificate, dated as of the Closing Date, to such effect.

(c) Initial JV Financing Closing. Unless the JG Members have elected to proceed under Section 4.6(b)(iii), CBL Member Parent has (i) obtained the Initial JV Financing and (ii) the Net Proceeds of the JV Financing are not anticipated to be less than the 50% Distribution Amount.

ARTICLE 6
                             TERMINATION AND WAIVER

6.1 General. At any time prior to the Closing, this Agreement may be terminated and the transactions contemplated herein may be voided only as follows:

(a)      by written agreement of each of the Parties;

(b) by the JG Members, on one hand, and by CBL Member Parent, on the other hand, if a material breach of any provision of this Agreement (i) has been committed by the other or by one of the other's Affiliates that is a Party and such breach has not been cured and cannot reasonably be expected to be cured within thirty (30) Days after all other conditions to Closing set forth in Section 5.1 have been satisfied or (ii) has not otherwise been waived;

(c) by any Party, by giving written notice of such termination to the other Party, if the Closing shall not have occurred on or prior to the later of (i) November 30, 2005 and (ii) the date to which the JG Members extend the Contemplated Closing Date pursuant to Section 4.6(b)(ii) above, if the JG Members exercise their rights under such Section 4.6(b)(ii), unless the failure of such occurrence shall be due to the delay or failure of the Party seeking to terminate this Agreement under this clause (c), or its Affiliates, to perform in all material respects each of its or their obligations under this Agreement required to be performed by it at or prior to the Closing;

(d) by either Party, if there shall be in effect any law or regulation that prohibits the consummation of the Closing or if consummation of the Closing would violate any non-appealable final order, decree, injunction, or judgment of any Governmental Agency having competent jurisdiction; and

(e) by the JG Members, if CBL Member Parent has not obtained the Initial JV Financing by the Contemplated Closing Date.

6.2 Effect of Termination. In the event of the termination of this Agreement in accordance with this Article 6, this Agreement shall thereafter become null and void and of no further force or effect, and neither Party hereto shall have any liability to the other Party hereto or its Affiliates, directors, officers, or employees; except that this Section 6.2 and Sections 7.1, 7.2, 7.3, 7.4, 7.5, 7.6, 7.7, 7.9 and 7.10 shall survive such termination; and except that nothing herein will relieve either Party from liability for any breach of this Agreement prior to such termination. The rights of termination provided in Section 6.1 may only be exercised prior to the Closing in accordance with their respective terms.

                                   ARTICLE 7
                                  MISCELLANEOUS

  7.1 Notices. Any notices or other communications required or permitted to be given by this Agreement shall be given in writing and either (a) personally hand-delivered, (b) mailed by prepaid certified or registered mail, with return receipt requested, (c) sent by generally recognized overnight delivery service to the party to whom such notice or communication is directed with delivery fee prepaid, or (d) sent via fax transmission. If personally delivered, notices or other communications shall be effective when received as evidenced by affidavit of the Person making such delivery; if sent by overnight courier delivery service, notices or other communications shall be deemed to have been received by the addressee on the next Day following the date so sent that is not a Saturday, Sunday or a day upon which national banks located in Chattanooga, Tennessee or Cleveland, Ohio are permitted to be closed; if mailed, notices or other communications shall be deemed to have been received by the addressee on the date received, as evidenced by the return receipt; and if sent via fax transmission, notices or other communications shall be deemed to have been received upon actual receipt by the Party to which such notices or other communications are addressed. The inability to make delivery because of changed address of which no notice was given or by reason of rejection or refusal to accept delivery of any notice shall be deemed to be receipt of the notice as of the date of such inability to deliver or rejection or refusal to accept. Any such notices shall be sent to the address of such Party as follows, or to such other address or facsimile number as such Party may designate by written notice in accordance with the provisions of this Section 7.1:

         If to the JG Parties, to:

         JG North Raleigh L.L.C.
         c/o The Richard E. Jacobs Group, Inc.
         25425 Center Ridge Road
         Cleveland, Ohio 44145-4122
         Attention: President
         (440) 808-6903 (fax)

         JG Triangle Peripheral South LLC
         c/o The Richard E. Jacobs Group, Inc.
         25425 Center Ridge Road
         Cleveland, Ohio 44145-4122
         Attention: President
         (440) 808-6903 (fax)

         REJ Realty LLC
         c/o The Richard E. Jacobs Group, Inc.
         25425 Center Ridge Road
         Cleveland, Ohio 44145-4122
         Attention: President
         (440) 808-6903 (fax)

         JG Realty Investors Corp.
         c/o The Richard E. Jacobs Group, Inc.
         25425 Center Ridge Road
         Cleveland, Ohio 44145-4122
         Attention: President
         (440) 808-6903 (fax)

         JG Manager LLC
         c/o The Richard E. Jacobs Group, Inc.
         25425 Center Ridge Road
         Cleveland, Ohio 44145-4122
         Attention: President
         (440) 808-6903 (fax)

         with a copy (as to each of the JG Parties) to:

         General Counsel
         The Richard E. Jacobs Group, Inc.
         25425 Center Ridge Road
         Cleveland, Ohio 44145-4122
         (440) 808-6903 (fax)

         If to CBL Member Parent, to:

         CBL & Associates Limited Partnership
         2030 Hamilton Place Boulevard
         Suite 500, CBL Center
         Chattanooga, Tennessee  37421
         Attention:  Charles B. Lebovitz
         (423) 490-8662 (fax)

         with a copy to:

         Jeffery V. Curry, Esq.
         Shumacker Witt Gaither & Whitaker, P.C.
         2030 Hamilton Place Blvd.
         Suite 210, CBL Center
         Chattanooga, Tennessee  37421
         (423) 899-1278 (fax)

7.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, including all matters of construction, validity, and performance but excluding all other choice of law and conflicts of law rules.

7.3 Entire Agreement; Amendment. Except as provided in Section 7.8 below, this Agreement, together with all Exhibits hereto, is the Parties' entire agreement with respect to the subject matter hereof and supersedes all prior or contemporaneous oral or written communications, proposals, and representations with respect to the subject matter hereof. No modification to this Agreement will be binding unless in writing and signed by a duly authorized representative of each Party.

7.4 Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

7.5 Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, that provision shall be of no force and effect, but the illegality or non-enforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

7.6 Successors; No Third-Party Beneficiaries. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns, and shall not confer any rights or remedies upon any other third party other than such successors and permitted assigns. This Agreement and the respective Parties' rights and obligations hereunder may not be assigned or transferred by any Party, directly or indirectly, or by operation of law, without the prior written consent of the other Parties hereto.

7.7 Expenses. Each Party shall pay its own legal fees and other expenses in connection with the negotiation and execution of this Agreement, except that

(a) the JG Members (in the aggregate) and CBL Member will each bear one-half of the cost of any transfer and similar taxes, if any, payable in connection with the transactions contemplated by this Agreement;

(b) if this Agreement is terminated under Section 6.1 above (other than under Section 6.1(b)), REJ Realty and CBL Member Parent shall each pay one-half of the expenses of and fees payable to UBS Real Estate Investments Inc., the proposed lender of the Initial JV Financing, that the Company, CBL Member Parent or its Affiliates are obligated to pay, including without limitation fees and expenses of lender's counsel (capped at $75,000 in the aggregate), any fixed or per diem rate lock and/or hedge loss fees, and the good faith deposit in the amount of $100,000 (collectively, the "Lender Fees and Expenses");

(c) if this Agreement is terminated by CBL Member Parent under Section 6.1(b) above by reason of a breach of this Agreement by one or more of the JG Parties, REJ Realty shall pay or reimburse CBL Member Parent for all of the Lender Fees and Expenses; and

(d) if this Agreement is terminated by the JG Members under Section 6.1(b) above by reason of a breach of this Agreement by CBL Member Parent, none of the JG Parties nor any of their respective Affiliates shall have any obligation to pay or reimburse CBL Member Parent or its Affiliates for all or any part of the Lender Fees and Expenses, all of which shall be paid by CBL Member Parent or its Affiliates.

7.8 Confidentiality; Public Announcements. From the date hereof until the first to occur of the Closing and the termination of this Agreement in accordance with
Article 6, the Parties will be bound by the provisions of Part VI of the Letter Agreement to the same extent as if it were rewritten in its entirety herein.

7.9 Survival. The representations and warranties contained in Article 2 shall survive the Closing until the expiration or earlier termination of the Member Newco LLC Agreement. The representations and warranties contained in Article 3 shall survive for a period of one (1) year after the Closing. Subject to Section 6.2, the provisions of Section 4.2 and Article 7 shall survive the Closing until the termination of the Member Newco LLC Agreement, and the provisions of Sections 4.3 and 4.5 shall survive without limitation as to time.

7.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

REJ REALTY LLC


By: /s/ Judson E. Smith
     Judson E. Smith, Executive Vice President

JG NORTH RALEIGH L.L.C

By:/s/ Judson E. Smith
     Judson E. Smith, Executive Vice President

JG TRIANGLE PERIPHERAL SOUTH LLC

By:/s/ Judson E. Smith
     Judson E. Smith, Executive Vice President

JG MANAGER LLC

By:/s/ Judson E. Smith
     Judson E. Smith, Executive Vice President

JG REALTY INVESTORS CORP.

By:/s/ Judson E. Smith
     Judson E. Smith, Executive Vice President

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL Holdings I, Inc., its sole general partner

By:/s/ John N. Foy
      John N. Foy
      Vice Chairman and Chief Financial Officer

                                   APPENDIX A
                                   DEFINITIONS

"Affiliate" means, with respect to any Person, (i) any Person, which directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person and/or (ii) any Person, ten percent (10%) or more of the equity or beneficial interests of which are owned by such Person or owned by an Affiliate of such Person that is an Affiliate pursuant to clause (i) of this paragraph. Notwithstanding the definition of Affiliate set forth above, (A) EMJ Corporation, a Tennessee corporation, shall not be deemed an Affiliate of CBL Member Parent for purposes of this Agreement, (B) REJ Realty and its Affiliates shall not be deemed Affiliates of CBL Member Parent for purposes of this Agreement and (C) CBL Member Parent and its Affiliates shall not be deemed Affiliates of REJ Realty for purposes of this Agreement.

"Agreement" has the meaning set forth in the Preamble to this Agreement.

"CBL Member" has the meaning set forth in the Preamble to this Agreement.

"CBL Member Parent" has the meaning set forth in the Preamble to this Agreement.

"CBL Member Guaranteed Obligations" has the meaning set forth in Section 4.3 of this Agreement.

"Closing" has the meaning set forth in Section 1.3 of this Agreement.

"Closing Date" has the meaning set forth in Section 1.3 of this Agreement.

"Company" has the meaning set forth in the Preamble to this Agreement.

"Company LLC Agreement" has the meaning set forth in Section 5.1(d) of this Agreement.

"Contemplated Closing Date" has the meaning set forth in Section 4.6(b) of this Agreement.

"Control" or "Controlled by" means the power, directly or indirectly, to direct the actions, operation or management of another Person or business entity by contract, the ownership of voting rights or otherwise.

"Entity" means any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization.

"Environmental Reports" has the meaning set forth in Section 3.1(f) of this Agreement.

"Excess Amount" has the meaning set forth in Section 4.6(c) of this Agreement.

"50% Distribution Amount" has the meaning set forth in Section 4.6(a) of this Agreement.

"Governmental Agency" has the meaning set forth in Section 2.4 of this Agreement.

"Hazardous Substances" has the meaning set forth in Section 3.1(f) of this Agreement.

"Initial JV Financing" means the financing to be obtained by CBL Member Parent, on terms and conditions satisfactory to CBL Member Parent and the JG Members, by the Closing Date for purposes of refinancing the existing mortgage indebtedness of JG North Raleigh and JG Triangle South and providing funds for the distribution of the 50% Distribution Amount to the JG Members

"JG Manager" has the meaning set forth in the Preamble to this Agreement.

"JG Members" has the meaning set forth in the Preamble to this Agreement.

"JG Members Initial Contribution" means the sum equal to one-half of the Pre-Closing Project Net Equity plus the Remaining Shortfall, if any.

 "JG Parties" means the JG Members, JG Triangle South, and JG North Raleigh

"JGRI" has the meaning set forth in the Preamble to this Agreement.

"JG Triangle South" has the meaning set forth in the Preamble to this Agreement.

"Lender Fees and Expenses" has the meaning set forth in Section 7.7 of this Agreement.

"Letter Agreement" means that certain letter agreement, dated September 14, 2005, and effective as of September 15, 2005, by and between The Richard E. Jacobs Group, Inc. and CBL & Associates Properties, Inc.

"Member Newco" has the meaning set forth in the Preamble to this Agreement.

"Member Newco LLC Agreement" means that certain Limited Liability Agreement of Member Newco, to be entered into as of the Closing Date, by and among the JG Members and CBL Member, and the other exhibits and schedules attached to and incorporated therein, substantially in the form of Exhibit A attached hereto and made a part hereof, with technical corrections, exhibits completed, blanks appropriately filled and questions indicated by brackets resolved and with such further revisions as shall be necessary or appropriate to conform said Exhibit A to the Transaction Chart, e.g., to reflect that Member Newco will be the sole Member of the Company and not the direct owner of the Project. References in this Agreement to specific numbered sections of the Member Newco LLC Agreement shall, from and after the Closing, be deemed, without the need for any amendment to this Agreement, to refer to the sections in the executed version of the Member Newco LLC Agreement that correspond to the sections referenced in this Agreement, after giving effect to any changes in the numbering or wording of such sections as a result of the revisions to the Member Newco LLC Agreement contemplated by the immediately preceding sentence.

"Net Proceeds" means the entire gross proceeds of the Initial JV Financing, minus the principal amount of and accrued and unpaid interest on the existing indebtedness of JG North Raleigh and JG Triangle South that is refinanced by the Initial JV Financing and closing costs

"Parties" means JG Triangle South, JG Manager, JGRI, REJ Realty, and CBL Member Parent, and "Party" means any one of them.

"Permitted Encumbrances" has the meaning set forth in Section 4.8 of this Agreement.

"Person" means any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such "Person", where the context so permits.

"Pre-Closing Project Net Equity" has the meaning set forth in Section 1.2(a) of this Agreement.

"Project" means the retail shopping center heretofore developed on the Real Estate, including Triangle Town Center and Triangle Town Place, together with any and all additional development/redevelopment or expansion of any phase or portion of such shopping center and/or Real Estate from and after the Closing Date.

"Project Employees" has the meaning set forth in Section 4.4 of this Agreement.

"Property Management Agreement" means that certain Property Management Agreement, to be entered into as of the Closing Date, by and among CBL Manager and the Company, in the form of Exhibit G to the form of the Member Newco LLC Agreement.

"Real Estate" means the approximately 43.328 acres of land owned by JG North Raleigh and the approximately 15.749 acres of land owned by JG Triangle South, in both cases near the I-540 - US 1 interchange in Raleigh, North Carolina, and any other real estate acquired by the Company from and after the Closing Date.

"REJ Realty" has the meaning set forth in the Preamble to this Agreement.

"Remaining Shortfall" has the meaning set forth in Section 4.6(c) of this Agreement,

"Shortfall" has the meaning set forth in Section 4.6(b) of this Agreement.

"Shortfall Initial Contribution" has the meaning set forth in Section 4.6(c) of this Agreement.

"Transaction Chart" has the meaning set forth in Section 1.4 of this Agreement.

"Triangle Town Center" has the meaning set forth in the Preamble to this Agreement.

"Triangle Town Place" has the meaning set forth in the Preamble to this Agreement.

                                                                       EXHIBIT A


                                    EXHIBIT A

                         The Member Newco LLC Agreement

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           [TRIANGLE TOWN MEMBER LLC]



                                  BY AND AMONG


                         [CBL TRIANGLE TOWN MEMBER], LLC
                  a [North Carolina] limited liability company

                                       and

              REJ REALTY LLC, a Delaware limited liability company,
               JG REALTY INVESTORS CORP., an Ohio corporation, and
                JG MANAGER LLC, an Ohio limited liability company







                        Effective Date: October __, 2005

                              TABLE OF CONTENTS OF
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                           [TRIANGLE TOWN MEMBER LLC]
                  BY AND AMONG [CBL TRIANGLE TOWN MEMBER], LLC
                AND REJ REALTY LLC, JG REALTY INVESTORS CORP. AND
                                 JG MANAGER LLC
                        (EFFECTIVE DATE OCTOBER [ ], 2005

ARTICLE I DEFINITIONS......2
---------------------
   1.01     Definitions...........................................................................................2
   ----     ------------
   1.02     Other Definitional Provisions........................................................................15
   ----     ------------------------------
   1.03     Statement as to Member's Approval/Voting Rights......................................................15
   ----     ------------------------------------------------
ARTICLE II FORMATION.......15
--------------------
   2.01     Formation............................................................................................16
   ----     ----------
   2.02     Name.................................................................................................16
   ----     -----
   2.03     Principal Place of Business..........................................................................16
   ----     ----------------------------
   2.04     Statutory Agent......................................................................................16
   ----     ----------------
   2.05     Term.................................................................................................16
   ----     -----
ARTICLE III PURPOSE OF COMPANY; ADMISSION OF MEMBERS;         16
-----------------------------------------------------
   3.01     General Business Purpose of Member Newco.............................................................16
   ----     -----------------------------------------
   3.02     Admission of Members; Distribution of Initial JV Financing Proceeds .................................16
   ----     ---------------------------------------------------------------------
   3.03     Capital Accounts.....................................................................................16
   ----     -----------------
   3.04     Financing............................................................................................17
   ----     ----------
   3.05     Outparcel Venture....................................................................................24
   ----     ------------------
ARTICLE IV NAMES AND ADDRESSES OF MEMBERS   25
-----------------------------------------
ARTICLE V GOVERNANCE.......25
--------------------
   5.01     General Powers.......................................................................................25
   ----     ---------------
   5.02     Standard of Conduct..................................................................................25
   ----     --------------------
   5.03     Governance; Unanimous Approval Items.................................................................25
   ----     -------------------------------------
ARTICLE VI SPECIFIC DUTIES OF MEMBERS       29
-------------------------------------
   6.01     Managing Member......................................................................................29
   ----     ----------------
   6.02     Managing Member; Managing Member's Specific Duties...................................................29
   ----     ---------------------------------------------------
   6.03     Construction Contract................................................................................34
   ----     ----------------------
   6.04     Removal and Resignation..............................................................................35
   ----     ------------------------
   6.05     Compensation.........................................................................................35
   ----     -------------
ARTICLE VII CONFLICT OF INTEREST TRANSACTIONS        35
---------------------------------------------
ARTICLE VIII INDEMNIFICATION        36
----------------------------
   8.01     Indemnification......................................................................................36
   ----     ----------------
   8.02     Expenses.............................................................................................36
   ----     ---------
   8.03     Insurance............................................................................................37
   ----     ----------
ARTICLE IX LIMITATION OF LIABILITY OF MEMBERS; MEMBER LISTS   37
-----------------------------------------------------------


                                       23

   9.01     Limitation on Liability..............................................................................37
   ----     ------------------------
   9.02     No Liability for Company Obligations.................................................................37
   ----     -------------------------------------
   9.03     List of Members......................................................................................37
   ----     ----------------
ARTICLE X LIABILITY, PROPERTY AND CASUALTY INSURANCE 37
----------------------------------------------------
ARTICLE XI CAPITAL CONTRIBUTIONS TO MEMBER NEWCO     37
------------------------------------------------
   11.01    Members' Required Member Funding.....................................................................37
   -----    ---------------------------------
   11.02    Additional Non-Required Contributions................................................................40
   -----    --------------------------------------
   11.03    No Third-Party Rights................................................................................41
   -----    ----------------------
   11.04    Member Construction Loans not Member Funding.........................................................41
   -----    ---------------------------------------------
   11.05    No Further Assessments on Membership Interests.......................................................41
   -----    -----------------------------------------------
ARTICLE XII DISTRIBUTIONS TO MEMBERS        41
------------------------------------
   12.01    Distributions of Distributable Cash..................................................................41
   -----    ------------------------------------
   12.02    Capital Events Distributions.........................................................................42
   -----    -----------------------------
   12.03    Distribution of Incoming Equalizing Contribution to CBL Member.......................................42
   -----    --------------------------------------------------------------
   12.04    Limitation Upon Distributions........................................................................43
   -----    ------------------------------
ARTICLE XIII ALLOCATIONS OF NET PROFITS AND NET LOSSES        43
------------------------------------------------------
   13.01    Net Profits..........................................................................................43
   -----    ------------
   13.02    Net Losses...........................................................................................44
   -----    -----------
   13.03    2005 Fiscal Year.....................................................................................44
   -----    -----------------
ARTICLE XIV BOOKS AND RECORDS.......44
-----------------------------
   14.01    Accounting Period....................................................................................44
   -----    ------------------
   14.02    Records and Reports..................................................................................44
   -----    --------------------
   14.03    Inspection of Records by Members.....................................................................45
   -----    ---------------------------------
   14.04    Tax Returns..........................................................................................45
   -----    ------------
   14.05    Financial Statements.................................................................................45
   -----    ---------------------
ARTICLE XV TERMINATION OF MEMBERSHIP INTEREST        46
---------------------------------------------
   15.01    Termination of Interest..............................................................................46
   -----    ------------------------
   15.02    Withdrawal...........................................................................................46
   -----    -----------
   15.03    Effect of Termination of Membership..................................................................46
   -----    ------------------------------------
ARTICLE XVI TRANSFERS OF MEMBERSHIP INTERESTS AND RESTRICTIONS ON TRANSFERS; IMPASSE PROVISIONS; PLEDGE OF
-----------------------------------------------------------------------------------------------------------
MEMBERSHIP INTERESTS       46
--------------------
   16.01    Definition of "Assignment"...........................................................................46
   -----    ---------------------------
   16.02    Restriction on Assignment............................................................................47
   -----    --------------------------
   16.03    Exempt Assignments...................................................................................47
   -----    -------------------
   16.04    Mandatory Buy/Sell on Impasse........................................................................49
   -----    ------------------------------
   16.05    Right of First Refusal; Buy/Sell.....................................................................52
   -----    ---------------------------------
   16.06    Conditions of Assignments............................................................................55
   -----    --------------------------
   16.07    Lender Approval......................................................................................56
   -----    ----------------
   16.08    Pledge of Membership Interests.......................................................................56
   -----    -------------------------------
   16.09    Mutually Exclusive Rights............................................................................57
   -----    --------------------------
ARTICLE XVII DISSOLUTION, TERMINATION AND WINDING-UP 57
----------------------------------------------------
   17.01    Events Causing Dissolution...........................................................................57
   -----    ---------------------------
   17.02    Continuation.........................................................................................57
   -----    -------------
   17.03    Effect of Dissolution................................................................................57
   -----    ----------------------
   17.04    Winding-Up, Liquidation and Distribution of Assets...................................................57
   -----    ---------------------------------------------------
   17.05    Articles of Termination..............................................................................58
   -----    ------------------------
   17.06    Return of Contribution Nonrecourse to Other Members..................................................59
   -----    ----------------------------------------------------
ARTICLE XVIII MISCELLANEOUS PROVISIONS      59
--------------------------------------
   18.01    Applicable Law.......................................................................................59
   -----    ---------------
   18.02    No Action or Partition...............................................................................59
   -----    -----------------------
   18.03    Execution of Additional Instruments..................................................................59
   -----    ------------------------------------


                                       24

   18.04    Waivers..............................................................................................59
   -----    --------
   18.05    Rights and Remedies Cumulative.......................................................................59
   -----    -------------------------------
   18.06    Heirs, Successors and Assigns........................................................................59
   -----    ------------------------------
   18.07    Creditors............................................................................................59
   -----    ----------
   18.08    Counterparts.........................................................................................59
   -----    -------------
   18.09    Federal Income Tax Elections; Tax Matters Member.....................................................60
   -----    -------------------------------------------------
   18.10    Notices..............................................................................................60
   -----    --------
   18.11    Amendments...........................................................................................61
   -----    -----------
   18.12    Enforceability.......................................................................................61
   -----    ---------------
   18.13    Drafting.............................................................................................61
   -----    ---------
   18.14    Further Assurances...................................................................................61
   -----    -------------------
   18.15    Time.................................................................................................61
   -----    -----
   18.16    Integration..........................................................................................61
   -----    ------------
   18.17    Termination of Letter Agreement......................................................................61
   -----    --------------------------------
   18.18    Public Announcements; Precedence in Publicity........................................................61
   -----    ----------------------------------------------
   18.19    Estoppel Certificates................................................................................62
   -----    ----------------------
   18.20    Legal Counsel........................................................................................62
   -----    --------------
ARTICLE XIX REPRESENTATIONS AND WARRANTIES  63
------------------------------------------
   19.01    Representations of the JG Members....................................................................63
   -----    ----------------------------------
   19.02    Representations of CBL Member........................................................................64
   -----    ------------------------------
   19.03    Survival of Representations and Warranties...........................................................65
   -----    -------------------------------------------
ARTICLE XX DEFAULT PROVISIONS.......65
-----------------------------
   20.01    Events of Default....................................................................................65
   -----    ------------------
   20.02    Remedies Upon Default................................................................................67
   -----    ----------------------
   20.03    Purchase Upon Default................................................................................68
   -----    ----------------------
   20.04    Default Approval Rights; Loss of Approval Rights on Defaults.........................................70
   -----    -------------------------------------------------------------
   20.05    Attorney's Fees......................................................................................70
   -----    ----------------
   20.06    Closing..............................................................................................71
   -----    --------
ARTICLE XXI APPOINTMENT OF MANAGING MEMBER AS ATTORNEY-IN-FACT         73
--------------------------------------------------------------
   21.01    Appointment..........................................................................................73
   -----    ------------
   21.02    Survival.............................................................................................73
   -----    ---------

                               LIST OF EXHIBITS TO
                     LIMITED LIABILITY COMPANY AGREEMENT OF
                           [TRIANGLE TOWN MEMBER LLC]
                  BY AND AMONG [CBL TRIANGLE TOWN MEMBER], LLC
                AND REJ REALTY LLC, JG REALTY INVESTORS CORP. AND
                                 JG MANAGER LLC,
                        (EFFECTIVE DATE OCTOBER [ ], 2005


Exhibit A ........Description of the Real Estate
Exhibit B.........Membership Interests
Exhibit C.........Fees to Members
Exhibit D.........Appraisal Procedure
Exhibit E.........Site Plan
Exhibit F.........Property Management Agreement
Exhibit G.........2006 Operating Budget
Exhibit H.........Tax Matters

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                           [TRIANGLE TOWN MEMBER LLC]


     THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") of [TRIANGLE TOWN MEMBER LLC], an [Ohio] limited liability company ("Member Newco"), is made and entered into as of the [ ]th day of October, 2005, by and among [CBL TRIANGLE TOWN MEMBER], LLC, a [North Carolina] limited liability company ( herein referred to as "CBL Member"), and REJ REALTY LLC, a Delaware limited liability company ("REJ Realty"), JG REALTY INVESTORS CORP., an Ohio corporation ("JGRI"), and JG MANAGER LLC, an Ohio limited liability company (("JG Manager"; with REJ Realty and JGRI, each, a "JG Member" and, collectively, the "JG Members")).

                              W I T N E S S E T H:

     WHEREAS, Member Newco was formed by filing Articles of Organization with the Secretary of State of Ohio on October [ ], 2005;

     WHEREAS, Member Newco owns all of the member interests in Triangle Town Center LLC, a North Carolina limited liability company (the "Company"); and

     WHEREAS, the Company owns certain real property located in Raleigh, North Carolina, consisting of approximately 59.077 acres of land (said real property being more particularly described on Exhibit A attached hereto and is herein referred to, together with any other real property from time to time hereafter acquired by the Company, as the "Real Estate") which Real Estate is the site of retail shopping centers known as Triangle Town Center and Triangle Town Place (together with the result of any Future Development Activities, the "Project");

     WHEREAS, upon execution of this Agreement and in consideration of its covenants and agreements set forth herein, CBL Member has been admitted to Member Newco as a member;

     WHEREAS, upon CBL Member's admission to Member Newco and after giving effect to the transactions occurring as of the date hereof, CBL Member and the JG Members own the respective Capital Interests and Profits Interests set forth on Exhibit B attached hereto;

     WHEREAS, the Members desire to enter into this Agreement to set forth the rules, regulations, and provisions regarding the management of the business of Member Newco, the regulation of the affairs of Member Newco, the governance of Member Newco, the conduct of Member Newco's business and the rights and privileges of the Members.

     NOW,   THEREFORE,   in   consideration  of  the  covenants  and  agreements
hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     The operating agreement or limited liability company agreement governing Member Newco and its Members shall be as set forth herein.

o
                                   DEFINITIONS

     7.11 Definitions. For purposes of this Agreement, unless the context otherwise requires, the following terms shall have the following meanings:

     "Accountants" shall mean Deloitte & Touche LLP or such other national accounting firm as selected by the Members.

     "Act" shall mean the Ohio Limited Liability Company Law, Chapter 1705 of the Ohio Revised Code, as the same exists or may hereafter be amended.

     "Active  Right"  shall have the  meaning  assigned  to that term in Section
16.09.

     "Affiliate" shall mean, with respect to any Person (i) any Person, which directly or indirectly, through one or more intermediaries, Controls (as hereinafter defined), is Controlled by, or is under common Control with, such Person and/or (ii) any Person, ten percent (10%) or more of the equity or beneficial interests of which are owned by a Member or owned by an Affiliate of a Member that is an Affiliate pursuant to clause (i) of this paragraph. Notwithstanding the definition of Affiliate set forth above, (A) EMJ Corporation, a Tennessee corporation ("EMJ"), shall not be deemed an Affiliate of CBL Member for purposes of this Agreement, (B) the JG Members and their respective Affiliates shall not be deemed Affiliates of CBL Member for purposes of this Agreement and (C) CBL Member and its Affiliates shall not be deemed Affiliates of the JG Members for purposes of this Agreement.

     "Affiliate Loan Guarantee(s)" shall have the meaning assigned to that term in Section 3.04(c).

     "Agreement" shall mean this Agreement as originally executed and as may be modified or amended from time to time, and shall include all Exhibits attached hereto and incorporated herein, each as originally executed and as may be modified or amended from time to time.

     "Anchor" shall mean any department store or other tenant or occupant of the Project whose leased or owned floor space is greater than 70,000 square feet.

     "Appraisal Procedure" shall mean the procedure set forth on Exhibit D attached hereto for determining the fair market value of the Project in the event such is called for pursuant to this Agreement.

     "Appraised Value" shall have the meaning assigned to that term in Exhibit D attached hereto.


     "Articles of Organization" shall mean the Articles of Organization of Member Newco as filed with the Secretary of State of Ohio, as the same exists or may hereafter be amended as set forth in this Agreement.

     "Buy/Sell  Initiator"  shall  have the  meaning  assigned  to that  term in
Section 16.05(b).


     "Buy/Sell Initiator Offer Price" shall have the meaning assigned to that term in Section 16.05(b).

     "Buy/Sell  Offer  Notice"  shall have the meaning  assigned to that term in
Section 16.05(b).

     "Buy/Sell  Project  Value" shall have the meaning  assigned to that term in
Section 16.05(b).

     "Buy/Sell  Respondent"  shall  have the  meaning  assigned  to that term in
Section 16.05(b).

     "Buy/Sell Respondent Purchase Price" shall have the meaning assigned to that term in Section 16.05(b).

     "Capital Account" shall have the meaning assigned to that term in Section 3.03(a).

     "Capital Events" shall mean the following events:


          (a) Any financing or refinancing of Company indebtedness that produces a surplus of funds available for distribution to the Members after deduction for (A) all transaction costs, (B) repayment of any refinanced indebtedness (but not Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco), and (C) the establishment of any Reserves; and

          (b) Any sale of all or any of the assets of Member Newco that produces a surplus of funds available for distribution to the Members after deduction for (A) all transaction costs, (B) repayment of any underlying indebtedness (but not Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco), and (C) the establishment of any Reserves.

     "Capital Events Distribution" shall mean any distribution of cash arising from the occurrence of a Capital Event in the order as set forth in Section
12.01 below.

     "Capital Interest" shall mean that portion of the Membership Interest of a Member that represents such Member's interest in the capital of Member Newco.

     "CBL Member" shall have the meaning assigned to that term in the Preamble above.

     "CBL Member Construction Loan Guarantee Share" shall have the meaning assigned to that term in Section 3.04(a).

     "CBL Member Construction Loan Response Notice" shall have the meaning assigned to that term in Section 3.04(a).

     "CBL Member Mandatory Contributions" shall have the meaning assigned to that term in Section 11.01(b).

     "CBL Member Permanent Financing/Refinancing Guarantee Share" shall have the meaning assigned to that term in Section 3.04(b).

     "CBL Member Parent" shall mean CBL & Associates Limited Partnership, a Delaware limited partnership.

     "Code" shall mean the Internal Revenue Code of 1986, as the same exists or may hereafter be amended.

     "Company" shall have the meaning assigned to that term in the Preamble above.

     "Construction Contract(s)" shall mean the contract(s) for the construction of the phases of the Project as further described in Section 6.03 below.

     "Construction  Funds"  shall  have the  meaning  assigned  to that  term in
Section 11.01(b).

     "Construction Loan(s)" shall mean the loan(s) obtained by Member Newco on behalf of the Company from a lender of the funds necessary to (i) proceed with construction of the Project or any Future Development Activity and (ii) to fund any interim or bridge loan required in order to secure public financing for on or off-site improvements, including but not limited to tax incremental financing or transportation development districts or similar governmental/public financing programs in connection with the development of the Project. A Member may act as the lender of a Construction Loan as provided in Section 3.04(a), and subject to
Section 5.03(g), below. Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco shall not be considered to be Construction Loan(s) for purposes of this definition.

     "Construction Loan Unavailability Notice" shall have the meaning assigned to that term in Section 3.04(a).

     "Construction Period(s)" shall mean, as to any Future Development Activity, the period from the date on which construction of the improvements or developments constituting such Future Development Activity shall commence

(including pre-construction activity with respect thereto) to the opening for business to the general public of improvements or development constituting such Future Development Activity.

     "Control" or "Controlled by" shall mean the power, directly or indirectly, to direct the actions, operation or management of another Person by contract, the ownership of voting rights or otherwise, except that (i) CBL Member shall not be deemed to be Controlled by CBL Member Parent, for the purposes of Section 16.03(c), unless CBL Member Parent has the power, directly or indirectly, to vote or exercise consent or approval rights with respect to more than fifty percent (50%) of the equity interests of CBL Member; (ii) the JG Members shall not be deemed to be Controlled by Richard E. Jacobs, for the purposes of Section 16.03(c), unless Richard E. Jacobs, any JG Member, and Jacobs Realty Investors Limited Partnership, or any of them, in the aggregate, has the power, directly or indirectly, to vote or exercise consent or approval rights with respect to more than fifty percent (50%) of the equity interests of the JG Members; and
(iii) an entity shall not be deemed to be Controlled by Richard E. Jacobs, the JG Members, or Jacobs Realty Investors Limited Partnership, for the purposes of
Section 16.03(a)(iii)(A) unless Richard E. Jacobs, any JG Member, and Jacobs Realty Investors Limited Partnership, or any of them, in the aggregate, directly or indirectly control or own a majority of the capital, income and loss and voting interests or is the sole general partner, sole managing member or sole manager of such entity.

     "Day" or "Days" (whether or not set forth in initial capital letters) shall mean a calendar day or days unless specifically stated otherwise.

     "Default" shall have the meaning assigned to that term in Section 20.01.

     "Default  Approval  Rights" shall have the meaning assigned to that term in
Section 20.04.

     "Default  Formula  Price"  shall have the meaning  assigned to that term in
Section 20.03(b).

     "Default Purchase Closing Date" shall have the meaning assigned to that term in Section 20.06(c).

     "Default  Purchase  Price" shall have the meaning  assigned to that term in
Section 20.03(b).

     "Defaulting Member" shall have the meaning assigned to that term in Section 20.01.

     "Development  Fee" shall have the meaning  assigned to that term in Exhibit
C.

     "Development Schedule(s)" shall mean the schedule for development and construction of the Project or any Future Development Activity. The Development Schedule may be revised by the Members as set forth in this Agreement.

     "Distributable Cash" shall mean, as to any period for which Distributable Cash is to be calculated, all cash received by Member Newco during such period from Company operations but not from Capital Events, plus any cash that becomes available as the result of the reversal of previously established Reserves, less the sum of the following, to the extent paid or set aside by Member Newco during such period: (i) all principal and interest payments on indebtedness of Member Newco and all other sums paid to lenders (but excluding payments of principal of and Interest/Return on Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco); (ii) all cash expenditures incurred in the operation of Member Newco's business and/or maintaining Member Newco's status and qualification as a limited liability company including the fees listed on Exhibit C due and payable during such period; and (iii) Reserves (to the extent not expended or reversed during such period).

     "EMJ" shall mean EMJ Corporation, a Tennessee corporation.

     "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association or any foreign trust or foreign business organization.

     "Events of  Dissolution"  shall have the  meaning  assigned to that term in
Section 17.01.

     "Exercise Notice" shall have the meaning assigned to that term in Section 20.03(b).

     "Expedited  Impasse Event" shall have the meaning  assigned to that term in
Section 16.04(a).

     "Fiscal Year" shall mean Member Newco's Fiscal Year, which shall be the calendar year.

     "Future Development Activity" or "Future Development Activities" shall mean any and all additional development/redevelopment or expansion of any portion of the Project or the Real Estate from and after the date of this Agreement

     "GAAP" shall mean generally accepted accounting principles consistently applied. GAAP is a combination of authoritative accounting standards established by policy boards in the accounting profession or overseeing the accounting profession. As to any matter involving Member Newco's books and records, financial statements and/or accounting procedures, the determination of whether such complies with GAAP shall be made by the Accountants.

     "Governmental Authority" shall mean any federal, state, local, provincial or other governmental department, agency, court or other authority or instrumentality, whether of the United States, or of any of its states, possessions, or territories, or of any foreign nation, or of any subdivision of any of the foregoing

     "HVAC" shall mean heating, ventilation and air conditioning.

     "Impasse" shall have the meaning assigned to that term in Section 16.04(a).

     "Impasse Initiator" shall have the meaning assigned to that term in Section 16.04(b).

     "Impasse Initiator Offer Price" shall have the meaning assigned to that term in Section 16.04(b).

     "Impasse  Notice  Sender"  shall have the meaning  assigned to that term in
Section 16.04(a).

     "Impasse Notice  Recipient" shall have the meaning assigned to that term in
Section 16.04(a).

     "Impasse  Offer  Notice"  shall have the  meaning  assigned to that term in
Section 16.04(b).

     "Impasse  Project  Value"  shall have the meaning  assigned to that term in
Section 16.04(b).

     "Impasse  Respondent"  shall  have the  meaning  assigned  to that  term in
Section 16.04(b).

     "Impasse Respondent Purchase Price" shall have the meaning assigned to that term in Section 16.04(b).

     "Incoming Equalizing Contribution" shall have the meaning assigned to that term in Section 16.06(f).

     "Indemnitee" shall have the meaning assigned to that term in Section 8.01.

     "Initial Contribution" shall mean the initial contribution to the capital of Member Newco made by a Member pursuant to this Agreement as set forth in
Section 11.01(a).

     "Initial  Impasse  Notice" shall have the meaning  assigned to that term in
Section 16.04(a).

     "Initial  JV  Financing"   shall  mean  the  refinancing  of  the  existing
indebtedness of Member Newco pursuant to that certain [Credit Agreement] by and between Member Newco and [Lender], dated as of the date of this Agreement.

     "Initial Operating Agreement" shall have the meaning assigned to that term in the Whereas clauses above.

     "Interest/Return" shall have the meaning assigned to that term in Section 3.03(d).

     "JG Manager" shall have the meaning assigned to that term in the Preamble to this Agreement.

     "JG Members Construction Loan Guarantee Share" shall have the meaning assigned to that term in Section 3.04(a).

     "JG Members Construction Loan Response Notice" shall have the meaning assigned to that term in Section 3.04(a).

     "JG  Members  Exit Event"  shall have the meaning  assigned to that term in
Section 16.06(f).

     "JG Member" and "JG Members" shall have the meaning assigned to those terms in the Preamble above. References to the JG Members shall be deemed to refer to each of the JG Members, individually, and all of the JG Members, collectively.

     "JG Members Permanent Financing/Refinancing Guarantee Share" shall have the meaning assigned to that term in Section 3.04(b).

     "JG Members Substituted Default Contribution" shall have the meaning assigned to that term in Section 11.01(b).

     "JG Members Substitute Member" shall have the meaning assigned to that term in Section 16.06(f).

     "JGRI" shall have the meaning assigned to that term in the Preamble to this Agreement.

     "Key Construction Loan Terms" shall mean the following terms of any proposed Construction Loan for the Company, as embodied in a written term sheet, commitment letter or similar document provided by a potential financing source, and such following terms shall be subject to unanimous approval of the Members as set forth in Section 5.03 below:

     (i) The amount of the Construction Loan, unless the amount of the proposed Construction Loan is as set forth in the approved Pro Forma, and the equity requirements of the Construction Loan, unless the amount of equity is as set forth in the approved Pro Forma;

     (ii) The rate(s) of interest and whether such rate(s) of interest is/are fixed or variable;

     (iii) The cross defaulting of the Construction Loan with any other financing of CBL Member, CBL Member Parent or any Affiliates of CBL Member or CBL Member Parent;

     (iv) Any provision calling for the personal guarantee of or indemnification or contribution by any of the JG Members or their respective Affiliates;

     (v) Representations warranties or undertakings that may create personal liability of the Members beyond their interest in Member Newco, other than representations or warranties that are made by the Managing Member and/or its Affiliates;

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

     (vi) The term,  if less than one (1) year beyond the  projected  end of the
Construction   Period  for  the  Future   Development   Activity  to  which  the
Construction Loan relates; and

     (vii) Any document evidencing or securing the Construction Loan that does not permit the transfer of Membership Interests that would otherwise be permitted under Article XVI of this Agreement; except that any provision in any such document that provides that prior notice must be given to the lender of the Construction Loan of a transfer of Membership Interests shall not be deemed to be a Key Construction Loan Term if such lender has no rights to prohibit or restrict such transfers otherwise permitted under Article XVI of this Agreement.

     Once the Members have unanimously approved the Key Construction Loan Terms, any change or modification to such terms as approved by the Members (other than non-substantive wording changes or typographical errors) shall require the unanimous re-approval of the Members pursuant to Section 5.03 below.

     "Key Permanent Loan Terms" shall mean the following terms of any proposed Permanent Financing/Refinancing for the Company, as embodied in a written term sheet, commitment letter or similar document provided by a potential financing source, and such following terms shall be subject to unanimous approval as set forth in Section 5.03 below:

     (i) The amount of the Permanent Loan, unless the amount of the proposed Permanent Financing/Refinancing is as set forth in the approved Pro Forma;

     (ii) The rate(s) of interest and whether such rate(s) of interest is/are fixed or variable;

     (iii) The cross defaulting of the Permanent Financing/Refinancing with any other financing of CBL Member, CBL Member Parent or any Affiliates of CBL Member or CBL Member Parent;

     (iv) Any provision calling for the personal guarantee of or indemnification or contribution by any Member or its Affiliates other than the Managing Member and/or its Affiliates;

     (v) Representations, warranties or undertakings that may create personal liability of the Members beyond their interest in Member Newco, other than representations or warranties that are made by the Managing Member and/or its Affiliates and other than personal liability for standard recourse carve out provisions customary in the industry relating to (i) fraud, (ii) willful misrepresentation; (iii) waste, (iv) retention or diversion of rent or other revenue after an event of default; (v) retention or diversion of tenant security deposits; (vi) misapplication of insurance proceeds; and (vii) misapplication of condemnation awards;

     (vi) The term, if less than a period of five (5) years; and

     (vii) Any document evidencing or securing the Permanent Financing/Refinancing that does not permit the transfer of Membership Interests that would otherwise be permitted under Article XVI of this Agreement; except that any provision in any such document that provides that prior notice must be

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

given to the lender of the Permanent Financing/Refinancing of a transfer of Membership Interests shall not be deemed to be a Key Permanent Loan Term if such lender has no rights to prohibit or restrict such transfers otherwise permitted under Article XVI of this Agreement.

Once the Members have unanimously approved the Key Permanent Loan Terms, any change or modification to such terms as approved by the Members (other than non-substantive wording changes or typographical errors) shall require the unanimous re-approval of the Members pursuant to Section 5.03 below.

     "Letter Agreement" shall mean that certain letter agreement dated September 14, 2005 and effective as of September 15, 2005 entered into by and between (i) CBL Member or its Affiliate and (ii) the JG Members or their Affiliate with respect to the entering into of this Agreement.

     "Losses" shall have the meaning assigned to that term in Section 8.01.

     "Majority Vote" shall mean the vote or written consent of Members holding a majority (i.e., in excess of fifty percent (50%)) of the Voting Interests held by all Members.

     "Management Fee" shall have the meaning assigned to that term on Exhibit C.

     "Managing Member" shall mean CBL Member, unless and until replaced pursuant to the terms of this Agreement and, upon such replacement, shall mean the Member who has assumed such position.

     "Mandatory Contribution(s)" shall have the meaning assigned to that term in
Section 11.01(b).

     "Material Development Deviation" shall have the meaning assigned to that term in Section 6.02(c).

     "Material Operating Deviation" shall have the meaning assigned to that term in Section 6.02(b).

     "Maximum  Required Funding" shall have the meaning assigned to that term in
Section 11.01(b).

     "Member" shall mean any Person reflected in the required records of Member Newco as the owner of a Membership Interest.

     "Member  Construction Loan" shall have the meaning assigned to that term in
Section 3.04(a).

     "Member Funding" shall mean any funding provided by a Member to Member Newco in cash or property (including Initial Contributions, Mandatory Contributions and Non-Required Contributions), whether made in the form of a contribution to capital or a loan, but excluding any Member Construction Loan.

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

     "Member Lender" shall have the meaning set forth in Section 3.04(c).

     "Member Newco" shall have the meaning assigned to that term in the Preamble above.

     "Membership Interest" shall mean a Member's entire interest in Member Newco, consisting of such Member's rights to any distributions of Distributable Cash or property of Member Newco, a Member's Voting Interests, a Member's rights to otherwise participate in the management of the affairs of Member Newco and any rights of a Member to assign all or any portion of such Member's interest in Member Newco. The term Membership Interest shall include a Member's Capital Interest and such Member's Profits Interest.

     "Merger" shall have the meaning assigned to that term in Section 17.01.

     "Net Proceeds" shall mean, as to any financing or refinancing with respect to Member Newco, the entire gross proceeds of such financing/refinancing minus the principal amount of and accrued and unpaid interest on the existing indebtedness of Member Newco that is refinanced by such financing/refinancing and closing costs.

     "Net Profits" and "Net Losses" shall mean, with respect to any Fiscal Year, Member Newco's taxable income or loss determined in accordance with Section 703(a) of the Code for such Fiscal Year (for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to
Section 703(a)(1) of the Code will be included in taxable income or loss); provided, such Net Profits and Net Losses will be computed as if items of tax-exempt income and nondeductible, non-capital expenditures (under Sections 705(a)(1)(B) and 705(a)(2)(B) of the Code) were included in the computation of taxable income or loss. If any Member contributes property to Member Newco with an initial book value to Member Newco different from its adjusted tax basis for federal income tax purposes to Member Newco, or if Company property is revalued pursuant to Section 1.704-1(b)(2)(iv)(f) of the Regulations or as otherwise required by the Regulations, Net Profits and Net Losses will be computed as if the initial adjusted tax basis for federal income tax purposes to Member Newco of such contributed or revalued property equaled its initial book value to Member Newco as of the date of contribution or revaluation. Credits or debits to Capital Accounts due to a revaluation of Company assets in accordance with
Section 1.704-1(b)(2)(iv)(f) of the Regulations, or due to a distribution of non-cash assets, will be taken into account as gain or loss from the disposition of such assets for purposes of Article XIII hereof. Interest/Return on Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco will not be deductible for purposes of computing Net Profits and Net Losses.

     "Non-Affiliated  Members"  shall have the meaning  assigned to that term in
Section 20.03(a).

     "Non-Defaulting  Member(s)" shall have the meaning assigned to that term in
Section 20.01.

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

     "Non-Required Contribution(s)" shall mean any contribution to the capital of Member Newco or loan to Member Newco by a Member that is not a Mandatory Contribution, as further defined in and pursuant to Section 11.02 below.

     "Non-Transferring  Member" shall have the meaning  assigned to that term in
Section 16.05(a).

     "Operating Budget" shall have the meaning assigned to that term in Section 6.02(b).

     "Operating Deficits" shall mean the amount by which the sum of:

     (i) the expenditures and costs incurred by the Company in the operation of the Project from and after the date of this Agreement;

     (ii) as to any Future Development Activity for which the applicable Construction Period ends after the date of this Agreement, the expenditures and costs incurred by the Company from and after the end of the Construction Period for such Future Development Activity; and

     (iii) deferred maintenance obligations (other than deferred maintenance obligations of a capital nature) in the year in which the cash expense corresponding to such deferred maintenance obligations is paid (each of (i), (ii) and (iii) shall include, without limitation, current debt service (other than principal of and accrued and unpaid Interest/Return on Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco))

exceeds the cash receipts generated from the ordinary day-to-day operations of the business of the Company from all sources available to the Company without deduction of depreciation, cost recovery, and other non-cash charges.

     "Outparcel" shall mean any parcel identified as an outlot or outparcel on any Site Plan.

     "Outparcel Venture" shall have the meaning set forth in Section 3.05.

     "Outparcel Venture Agreement" shall have the meaning set forth in Section 3.05.

     "Payment Amount" shall have the meaning assigned to that term in Section 20.06(i).

     "Permanent Financing/Refinancing" shall mean any loan or financing obtained by Member Newco on behalf of the Company to refinance/replace any Construction Loan, or to refinance, replace or substitute for the Initial JV Financing or any other subsequent financings of the Company, that provides the permanent financing for the operation of the Project and the Company's business. Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco shall not be considered to be Permanent Financing/Refinancing for purposes of this definition. Neither CBL Member nor any of its Affiliates shall act as the lender of the Permanent Financing/Refinancing.

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

     "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such "Person" where the context so permits.

     "Proceeding" shall have the meaning assigned to that term in Section 8.01.

     "Profits Interest" shall mean that portion of the Membership Interest of a Member that represents such Member's interest in the Net Profits and Net Losses of Member Newco for each Fiscal Year, as allocated under Article XIII below and as set forth on Exhibit B.

     "Pro Forma" shall mean a pro forma budget(s) for the development and construction of the Project or any Future Development Activity, as unanimously approved by the Members pursuant to Section 5.03 below in accordance with the procedures set forth in Article VI. There shall be a Pro Forma for each Future Development Activity.

     "Project" shall have the meaning assigned to that term in the Preamble to this Agreement.

     "Property Management Agreement" shall mean the Property Management Agreement, dated as of the date hereof, to be entered into between the Company and the Property Manager, substantially in the form of Exhibit F attached hereto.

     "Property Manager" shall mean CBL Member or its Affiliate in its capacity as "Manager" under the Property Management Agreement, and any successor or replacement "Manager" as provided therein, and any successor or replacement property manager under any subsequent agreement superseding or replacing the Property Management Agreement..

     "Purchasing Member" shall have the meaning assigned to that term in Section 20.06(a).

     "Real Estate" shall mean the real property described in the Whereas clauses above.

     "REJ Realty" shall have the meaning assigned to that term in the Preamble to this Agreement.

     "Representative" shall have the meaning assigned to that term in Section 6.02(f) below.

     "Reserves" shall mean, with respect to any fiscal period or any Capital Event, funds set aside and held in reserve by the Company at the direction of Member Newco (i) in an Operating Budget or Pro Forma as amounts allocated for
(A) normal and customary reserves for working capital; (B) capital expenditures;
(C) to pay taxes, insurance and/or debt service as reflected in an Operating Budget or Pro Forma (other than debt service on Member Funding made by a Member or its Affiliate in the form of a loan to Member Newco); (D) to pay any other costs or expenses incident to the ownership or operation of the Company's business, including, but not limited to, reserves established for contingent

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

liabilities arising out of claims or lawsuits; and/or (ii) from proceeds from a Capital Event, with the unanimous approval of the Members pursuant to Section
5.03 below, for any purpose determined by the Managing Member. Reserves shall also include amounts required to be held in reserve by the lender on any financing or refinancing of any Company indebtedness.

     "RoFR Notice" shall have the meaning assigned to that term in Section 16.05(a).

     "RoFR Period" shall have the meaning assigned to that term in Section 16.05(a).

     "Selling Member" shall have the meaning assigned to that term in Section 20.06(a).

     "Site Plan" shall mean the site plan for the Project, including any revisions or modifications to the site plan, subject to any unanimous approval rights set forth in Section 5.03 below. The existing Site Plan for the Project is set forth on Exhibit E attached hereto.

     "SWGW" shall have the meaning assigned to that term in Section 18.20.

     "Tax Distribution" shall have the meaning assigned to that term in Section 12.01.

     "TH" shall have the meaning assigned to that term in Section 18.20.

     "Third-Party  Purchaser"  shall have the  meaning  assigned to that term in
Section 16.05.

     "TMM" shall have the meaning assigned to that term in Section 18.09.

     "Transferring  Member"  shall  have the  meaning  assigned  to that term in
Section 16.05.

     "Treasury Regulations" or "Regulations" shall mean the federal income tax final regulations or temporary regulations, promulgated under the Code, as such regulations exist or may hereafter be amended from time to time (including corresponding provisions of succeeding regulations).

     "Triangle Town Center" shall mean the two-level regional enclosed mall shopping center known as Triangle Town Center and the Commons, located on approximately 43.328 acres of land near the I-540 - US 1 interchange in Raleigh, North Carolina, together with the improvements and/or development resulting from any Future Development Activity with respect thereto.

     "Triangle Town Place" shall mean the power center know as Triangle Town Place, located on approximately 15.749 acres of land and adjacent to Triangle Town Center, together with the improvements and/or development resulting from any Future Development Activity with respect thereto.

     "Voting Interests" shall mean each Member's rights to vote or approve any matter set forth in this Agreement requiring a Member's vote or requiring unanimous approval of the Members. The Voting Interests of the Members shall be

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

the JG Members (in the aggregate) - fifty percent (50%) and CBL Member - fifty percent (50%). Any reference in this Agreement to approvals of the Members or voting of Members shall be deemed to refer to each Member's Voting Interest. A Member's Voting Interest shall not change with fluctuations, if any, in such Member's Capital Interest and/or such Member's Profits Interest.

     7.12 Other Definitional Provisions.

     (a) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Exhibits or Schedules shall refer to the corresponding Article or Section of, or Exhibit or Schedule attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, or Exhibits or Schedules to, another document or instrument. All Exhibits or Schedules attached hereto are by this reference made a part hereof. All references to any instrument, document or agreement shall, unless the context otherwise requires, refer to such instrument, document or agreement as the same may be, from time to time, amended, modified, supplemented, renewed, extended, replaced or restated.

     (b) Terms not otherwise defined in this Agreement shall have the meanings set forth in the Act.

     7.13 Statement as to Member's Approval/Voting Rights. Notwithstanding any provision in this Agreement to the contrary, the Members hereby agree that in any decision calling for a vote or approval of the Members, the following Members shall be solely authorized to make such decision, vote or approval and, once made, such decision shall be binding on the Affiliates of such Member who are currently Members of Member Newco or who may be in the future admitted as Members of Member Newco:

          (a) As to any vote, approval or decision by CBL Member and/or any of its Affiliates who may be admitted as Members of Member Newco - CBL Member shall be solely authorized to cast such vote, exercise such approval or make such decision; and

          (b) As to any vote, approval or decision by the JG Members and/or any of its Affiliates who may be admitted as Members of Member Newco
               - [JG Manager] shall be solely authorized to cast such vote, exercise such approval or make such decision.


                                    FORMATION

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

     7.14 Formation. Member Newco was formed as an Ohio limited liability company by the filing of the Articles of Organization with the Secretary of State of Ohio in accordance with the provisions of the Act on [ ], 2005.

     7.15 Name. The name of Member Newco is [Triangle Town Member LLC].


     7.16 Principal Place of Business. The principal place of business of Member Newco shall be 2030 Hamilton Place Boulevard, Suite 500, CBL Center, Chattanooga, Tennessee, 37421. Member Newco may locate its places of business at any other place or places as the Members may from time to time deem advisable.

     7.17 Statutory Agent. Member Newco's statutory agent for service of process is TH&F Statutory Agent Corp., One Columbus, 10 West Broad Street, Suite 700, Columbus, Ohio 42315. The statutory agent may be changed from time to time pursuant to the Act and the applicable rules promulgated thereunder.

     7.18 Term. The term of Member Newco commenced on the date the Articles of Organization were filed with the Secretary of State of Ohio and shall continue until Member Newco is dissolved and its affairs wound up in accordance with the provisions of this Agreement or the Act. Member Newco shall have a perpetual existence unless terminated as stated above.


                    PURPOSE OF COMPANY; ADMISSION OF MEMBERS;
                CAPITAL ACCOUNTS AND INTEREST/RETURN; FINANCING

     7.19 General Business Purpose of Member Newco. The business of Member Newco shall be to engage in any lawful activity related to its activities of owning member interests in and acting as manager of the Company, which is the owner of the Project on the Real Estate. In furtherance thereof, Member Newco may exercise all powers necessary to or reasonably connected with Member Newco's business which may be legally exercised by limited liability companies under the Act, and may engage in all activities necessary, customary, convenient, or incident to any of the foregoing.

     7.20 Admission of Members; Distribution of Initial JV Financing Proceeds . As of the date of this Agreement, CBL Member has been admitted to Member Newco as a Member having the Capital Interest (initially zero) and the Profits Interest set forth on Exhibit B, and Member Newco received from the Company the Net Proceeds of the Initial JV Financing. Member Newco then distributed the Net Proceeds of the Initial JV Financing to the JG Members, in part as a reimbursement for preformation expenditures under Treas. Reg. 1.707-4(d) to the extent available, reducing (diluting) the JG Members' Capital Interest and Profits Interest to the amounts and percentages set forth on Exhibit B.

     7.21 Capital Accounts.


     (a) An individual capital account shall be maintained for each Member in accordance with Exhibit H attached hereto (a "Capital Account").

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

     (b) The provisions of Exhibit H and any other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), and shall be interpreted and applied in a manner consistent with such Regulations. In the event that the Managing Member shall determine that it is prudent to modify the manner in which Capital Accounts, or any debits or credits thereto (including, without limitation, any debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by Member Newco or the Members) are computed in order to comply with such Regulations, the Managing Member may make such modification, provided, that such modification would not reasonably be expected to have a material adverse effect on the amount distributable to any Member pursuant to the provisions of this Agreement upon the dissolution and liquidation of Member Newco. The Managing Member also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

     (c) The Capital Accounts of the Members as of the date of this Agreement following CBL Member's admission as a Member are as follows:

                  the JG Members (in the aggregate) -        $[81,250,000.00]
                  CBL Member - .....                         $0.00

     (d) Interest/Return. Except as set forth below, the Members agree that interest/return shall accrue on any and all Member Funding by Members at the rate of eleven percent (11%) per annum (simple, not compounded) interest/return (the "Interest/Return") until fully repaid or returned; except that the Members also agree that in the event one Member or its Affiliates shall make a Construction Loan, the interest rate on such Construction Loan may not be at a rate equivalent to the Interest/Return but such interest rate shall be on market rate terms and except that no Interest/Return shall accrue on the JG Members' Initial Contribution.

     7.22 Financing.

          (a)  Construction Loan.

               (a) Subject to the unanimous approval rights of the Members and the procedures set forth in Section 5.03(g) below, the Managing Member shall cause Member Newco to cause the Company to enter into Construction Loan(s) to fund the construction of any Future Development Activity to be constructed from and after the date of this Agreement. The Managing Member shall use its reasonable efforts to cause Member Newco obtain such Construction Loans on arm's length terms that are the most favorable market-rate terms to the Company as reasonably possible from an institutional lender that is not an Affiliate of or Controlled by any Member.

               (b) If CBL Member determines in its reasonable judgment that it is not possible to obtain a Construction Loan on commercially reasonable terms from an institutional lender that is not an Affiliate of or Controlled by any Member, CBL Member shall provide written notice of such determination (the "Construction Loan Unavailability Notice") to the JG Members, specifying in reasonable detail the basis of such determination and specifying the Key Construction Loan

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

                    Terms, if any, upon which CBL Member would be willing to be the lender of such Construction Loan (any Construction Loan made by a Member being hereinafter referred to as a "Member Construction Loan") and otherwise complying in form and content with the requirements of Section 5.03(g) below. The Key Construction Loan Terms and the other terms and conditions of all Member Construction Loans shall be on such arm's length and market rate terms (defined by reference to third-party unaffiliated loans for the most nearly comparable projects for which third-party unaffiliated loans are commercially available) as referenced above and as set forth in the definition of Construction Loan set forth in
                    Section 1.01 above and shall include notice and cure periods for all defaults, including, but not limited to, payment defaults.

               (c) the JG Members shall, by written notice to CBL Member given within fourteen (14) days of the JG Members' receipt of the Construction Loan Unavailability Notice, respond to CBL Member in writing (the "JG Members Construction Loan Response Notice") and shall in the JG Members Construction Loan Response Notice either (A) approve the Key Construction Loan Terms, if any, proposed for the Member Construction Loan by CBL Member in the Construction Loan Unavailability Notice and elect to participate in the Member Construction Loan with CBL Member, on an equal basis with CBL Member, in which case each of the JG Members and CBL Member shall act as lender to Member Newco for their proportionate share of the Member Construction Loan, on the terms and conditions specified in the Construction Loan Unavailability Notice;
                    (B) approve the Key Construction Loan Terms, if any, proposed for the Member Construction Loan by CBL Member in the Construction Loan Unavailability Notice and elect not to participate in the Member Construction Loan, in which case CBL Member shall act as lender to Member Newco of the entire Member Construction Loan, on the terms and conditions, if any, specified in the Construction Loan Unavailability Notice; (C) specify the Key Construction Loan Terms, if any, which shall in the aggregate be superior to the terms, if any, offered by CBL Member in the Construction Loan Unavailability Notice, upon which the JG Members would be willing to be the lender of the entire Member Construction Loan; or (D) disapprove the Key Construction Loan Terms, if any, proposed for the Member Construction Loan by CBL Member in the Construction Loan Unavailability Notice.

               (d) If the JG Members elect to respond under clause (C) of the immediately preceding paragraph (iii) of this Section 3.04(a), CBL Member shall, by written notice to the JG Members given within fourteen (14) days of CBL Member's receipt of the JG Members Construction Loan Response Notice, respond to the JG Members in writing (the "CBL Member Construction Loan Response Notice") and shall in the CBL Member Construction Loan Response Notice either (A) approve the Key Construction Loan Terms for the Member Construction Loan proposed by the JG Members in the JG Members Construction Loan Response Notice and elect to participate in the Member Construction Loan with the JG Members, on an equal basis with the JG Members, in which case each of the

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

                    JG  Members  and CBL  Member  shall  act as lender to Member
                    Newco for their proportionate share of the Member Construction Loan, on the terms and conditions specified in the JG Members Construction Loan Response Notice; (B) approve the Key Construction Loan Terms for the Member Construction Loan proposed by the JG Members in the JG Members Construction Loan Response Notice and elect not to participate in the Member Construction Loan, in which case the JG Members shall act as lender to Member Newco of the entire Member Construction Loan, on the terms and conditions specified in the JG Members Construction Loan Response Notice; or (C) disapprove the Key Construction Loan Terms for the Member Construction Loan proposed by the JG Members in the JG Members Construction Loan Response Notice.

               (e) the JG Members' approval of the Key Construction Loan Terms for the Member Construction Loan under either clause (A) or clause (B) of paragraph (iii) of this Section 3.04(a) shall be deemed to be the JG Members' approval of such Key Construction Loan Terms for purposes of Section 5.03(g) below. The JG Members' disapproval of the Key Construction Loan Terms for the Member Construction Loan under clause (D) of paragraph (iii) of this Section 3.04(a) shall be deemed to be the JG Members' disapproval of such Key Construction Loan Terms for purposes of Section 5.03(g) below. CBL Member, by reason of having given the Construction Loan Unavailability Notice, shall be deemed to have approved the Key Construction Loan Terms, if any, for the Member Construction Loan proposed by CBL Member in the Construction Loan Unavailability Notice, whether or not the JG Members elect to act as lender with respect to its proportionate share of such Member Construction Loan.

               (f) CBL Member's approval of the Key Construction Loan Terms for the Member Construction Loan under either clause (A) or clause (B) of paragraph (iv) of this Section 3.04(a) shall be deemed to be CBL Member's approval of such Key Construction Loan Terms for purposes of Section 5.03(g) below. CBL Member's disapproval of the Key Construction Loan Terms for the Member Construction Loan under clause (C) of paragraph (iv) of this Section 3.04(a) shall be deemed to be CBL Member's disapproval of such Key Construction Loan Terms for purposes of Section 5.03(g) below. The JG Members, by reason of having given the JG Members Construction Loan Response Notice, shall be deemed to have approved the Key Construction Loan Terms, if any, for the Member Construction Loan proposed by the JG Members in the JG Members Construction Loan Response Notice, whether or not CBL Member elects to act as lender with respect to its proportionate share of such Member Construction Loan.

               (g) CBL Member shall provide an Affiliate Loan Guarantee of CBL Member Parent for all Member Construction Loans. To the extent the lender of the Construction Loan shall require additional personal guarantees for any Construction Loan, CBL Member shall provide such guarantees (or shall provide Affiliate Loan Guarantees), except as otherwise provided in this clause (vii), and neither the JG Members nor their respective Affiliates shall have any obligation to provide such guarantees. If CBL Member intends to guarantee or provide an Affiliate Loan Guarantee of any Construction Loan, CBL Member will provide to the JG Members an opportunity, exercisable in the JG Members' sole and

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

                    absolute discretion within thirty (30) days from the receipt of the notice from CBL Member, for the JG Members or their Affiliate to provide a guarantee on the same terms as the guarantee to be provided by CBL Member or its Affiliate (except that the JG Members may elect, in its sole and absolute discretion, to cap the JG Members' or its Affiliate's guarantee obligation at an amount determined by the JG Members (the "JG Members Construction Loan Guarantee Share"), which may be less than fifty percent (50%) of the Construction Loan and less than the amount of the Construction Loan to be guaranteed by CBL Member and its Affiliate (the "CBL Member Construction Loan Guarantee Share"). In the event the JG Members or their Affiliate elects to provide a guarantee, CBL Member will use its commercially reasonable efforts to cause the lender to accept "several" guarantees from CBL Member or its Affiliate guaranteeing the CBL Member Construction Loan Guarantee Share and the JG Members or their Affiliate guaranteeing the JG Members Construction Loan Guarantee Share, but the lender may require "joint and several" guarantees and, in such event, CBL Member and the JG Members (or their Affiliates) will provide the guarantees on a joint and several basis, but, as between CBL Member and the JG Members (or their Affiliates), CBL Member's and its Affiliate's liability on such guarantees shall be limited to the CBL Member Construction Loan Guarantee Share, and the JG Members' and its Affiliate's liability on such guarantees shall be limited to the JG Members Construction Loan Guarantee Share, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of the JG Members Construction Loan Guarantee Share (as to the JG Members and its Affiliate) or the CBL Member Construction Loan Guarantee Share (as to CBL Member and its Affiliate). Notwithstanding the foregoing, from and after a JG Members Exit Event, to the extent that the lender of any Construction Loan shall require additional personal guarantees for such Construction Loan, if the lender will accept several guarantees, CBL Member or its Affiliate and the JG Members Substitute Member or its Affiliate shall provide such guarantees on a several basis pro rata based on their respective Capital Interests and, if the lender requires joint and several guarantees, CBL Member or its Affiliate and the JG Members Substitute Member or its Affiliate will provide the guarantees on a joint and several basis, but, as between CBL Member and the JG Members Substitute Member (or their Affiliates), CBL Member's and its Affiliate's liability on such guarantees and the JG Members Substitute Member's and its Affiliate's liability on such guarantee shall be pro rata in the same proportion as their respective Capital Interests, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of such guarantor's pro rata share. Notwithstanding anything in this Section 3.04(a)(vii) or Section 5.03, any guarantor shall be indemnified by the co-guarantor against any and all claims, losses, liability or damages incurred by such guarantor arising out of such guarantee (including, without limitation, such guarantor's pro rata share of the liability, if any, on such guarantee) that results from the gross negligence or willful misconduct of the co-guarantor or its Affiliates.

          (b)  Permanent Financing/Refinancing.

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

               (a) At or prior to the maturity of each Construction Loan, and subject to the unanimous approval rights of the Members and procedures set forth in Section 5.03(h) below, the Managing Member shall cause Member Newco to cause the Company to enter into the Permanent Financing/Refinancing. The Managing Member shall use its reasonable efforts to cause Member Newco to obtain the Permanent Financing/Refinancing on arm's length terms that are the most favorable market-rate terms to the Company as reasonably possible. The Managing Member may also cause Member Newco to cause the Company to enter into one or more subsequent Permanent Financings/Refinancings to replace the Initial JV Financing or a then-existing Permanent Financing/Refinancing under the same parameters as set forth herein and subject to the unanimous approval rights and procedures set forth in
                    Section 5.03(h) below. To the extent the lender of the Permanent Financing/Refinancing shall require personal guarantees for such loan, CBL Member shall provide such guarantees (or shall provide Affiliate Loan Guarantees), together with all indemnifications, including, without limitation, environmental indemnifications, and neither the JG Members nor their respective Affiliates shall have any obligation to provide such guarantees or indemnifications, except as provided in the balance of this paragraph.

               (b) To the extent the lender of the Permanent Financing/Refinancing shall require personal guarantees for such loan, CBL Member shall provide such guarantees (or shall provide Affiliate Loan Guarantees), except as otherwise provided in this clause (ii), and neither the JG Members nor their respective Affiliates shall have any obligation to provide such guarantees. If CBL Member intends to guarantee or provide an Affiliate Loan Guarantee of any nonrecourse Permanent Financing/Refinancing, CBL Member will provide to the JG Members an opportunity, exercisable in the JG Members' sole and absolute discretion within thirty (30) days from the receipt of the notice from CBL Member, for the JG Members or their Affiliate to provide a guarantee on the same terms as the guarantee to be provided by CBL Member or its Affiliate (except that the JG Members may elect, in its sole and absolute discretion, to cap the JG Members' or its Affiliate's guarantee obligation at an amount determined by the JG Members (the "JG Members Permanent Financing/Refinancing Guarantee Share"), which may be less than fifty percent (50%) of the Permanent Financing/Refinancing and less than the amount of the
                    Permanent Financing/Refinancing to be guaranteed by CBL Member and its Affiliate (the "CBL Member Permanent Financing/Refinancing Guarantee Share"). In the event the JG Members or their Affiliate elects to provide a guarantee, CBL Member will use its commercially reasonable efforts to cause the lender to accept "several" guarantees from CBL Member or its Affiliate guaranteeing the CBL Member Permanent Financing/Refinancing Guarantee Share and the JG Members or their Affiliate guaranteeing the JG Members
                    Permanent Financing/Refinancing Guarantee Share, but the lender may require "joint and several" guarantees and, in such event, CBL Member and the JG Members (or their Affiliates) will provide the guarantees on a joint and several basis, but, as between CBL Member and the JG Members (or their Affiliates), CBL Member's and its Affiliate's liability on such guarantees shall be limited to the CBL Member Permanent Financing/Refinancing Guarantee Share, and the JG Members' and its Affiliate's liability on such guarantees shall be limited to the JG Members Permanent Financing/Refinancing Guarantee Share, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of the JG Members Permanent Financing/Refinancing Guarantee Share (as to the JG Members and its Affiliate) or the CBL Member Permanent Financing/Refinancing Guarantee Share (as to CBL Member and its Affiliate). Notwithstanding the foregoing, from and after a JG Members Exit Event, to the extent that the lender of any Permanent Financing/Refinancing shall require additional personal guarantees for such Permanent Financing/Refinancing, if the lender will accept several guarantees, CBL Member or its Affiliate and the JG Members Substitute Member or its Affiliate shall provide such guarantees on a several basis pro rata based on their respective Capital Interests and, if the lender requires joint and several guarantees, CBL Member or its Affiliate and the JG Members Substitute Member or its Affiliate will provide the guarantees on a joint and several basis, but, as between CBL Member and the JG Members Substitute Member (or their Affiliates), CBL Member's and its Affiliate's liability on such guarantees and the JG Members Substitute Member's and its Affiliate's liability on such guarantee shall be pro rata in the same proportion as their respective Capital Interests, and each guarantor will have a right of contribution and indemnity against the co-guarantor for any payments on such guarantees in excess of such guarantor's pro rata share. Notwithstanding anything in this Section 3.04(b)(ii) or Section 5.03, any guarantor shall be indemnified by the co-guarantor against any and all claims, losses, liability or damages incurred by such guarantor arising out of such guarantee (including, without limitation, such guarantor's pro rata share of the liability, if any, on such guarantee) that results from the gross negligence or willful misconduct of the co-guarantor or its Affiliates.

          (c)  Affiliate  Loan  Guarantees;  Rights  of  Guarantors  and  Member
               Lenders.

               (a) As set forth in Sections 3.04(a) and (b) above, the lender(s) of the Construction Loan and/or the Permanent Financing/Refinancing may require the personal guarantees of CBL Member or Affiliates of CBL Member (the "Affiliate Loan Guarantees"). If such a lender requires an Affiliate Loan Guarantee other than or in addition to CBL Member's Affiliate Loan Guarantee, CBL Member shall cause CBL Member Parent (or such other Affiliate(s) as may be acceptable to the lender) to provide an Affiliate Loan Guarantee.


               (b) If CBL Member or CBL Member Parent or any other Member or Affiliate of a Member extends credit to or for the benefit of the Company by providing an Affiliate Loan Guarantee or other guarantee for the Construction Loan and/or the Permanent Financing/Refinancing, the guarantor parties shall have the right to request and receive indemnification from Member Newco and/or the Company (but not from Member Newco's Members) against any and all loss, cost and expense incurred in connection therewith (except to the extent that such loss, cost or expense results from to the gross negligence or willful misconduct of the guarantor or its Affiliates) and such guarantor shall be entitled to step into the shoes of the lender upon payment under such guarantee. As guarantor, the guarantor party(ies) shall have certain

                                       22

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

                    rights in the event of any default under financing guaranteed, i.e., indemnity rights from Member Newco and/or the Company (but not from Member Newco's Members), to step into the primary lender's position on default and other similar rights. The Members acknowledge that upon the occurrence of such event, the guarantor party(ies) may be deemed to have a conflict of interest with respect to Member Newco, the Company and the other Members. The Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that the guarantor party(ies) or Affiliates of the guarantor party(ies) may have to another Member or to Member Newco or the Company if the guarantor party(ies) exercise the rights and remedies of the lender or rights under any indemnity agreement or similar agreement when called upon or required to pay under a guaranty, and the guarantor party(ies) shall have the right to exercise such rights and remedies, except that in exercising such rights and remedies the guarantor shall have no right to take or cause Member Newco to take any action that would create or increase the personal liability of any other Member beyond such other Member's personal liability, if any, as set forth in the applicable loan document. The provisions of Section 5.03 below shall not apply to the exercise by the guarantor of such rights and remedies. Notwithstanding the foregoing provisions of this Section 3.04(c)(ii), if the guarantor is CBL Member or an Affiliate of CBL Member and if the default giving rise to the right to exercise such rights is a default curable by the payment of money or a non-monetary default caused by CBL Member or an Affiliate of CBL Member, the guarantor shall have no right to exercise such rights and remedies at any time when the sum of (i) the aggregate unreturned amount of Mandatory Contributions made by CBL Member to fund capital improvements to the Project and (ii) the aggregate amount of Mandatory Contributions made by CBL Member for all purposes other than funding capital improvements to the Project, whether returned or unreturned, is less than the Maximum Required Funding.

               (c) In the event a Member or its Affiliates serve as the lender on any Member Construction Loan (the "Member Lender") pursuant to the provisions of this Agreement, the other Members acknowledge that the Member Lender may be deemed to have a conflict of interest with respect to Member Newco, the Company and the other Members. The other Members acknowledge this potential conflict of interest and hereby agree that it shall not be deemed a breach of any fiduciary duty that the Member Lender may have to another Member or to Member Newco or the Company if the Member Lender or the Member Lender's Affiliate who has provided the Member Construction Loan exercises the rights and remedies of the lender or lender's rights under the loan documents with respect to such financing, except that in exercising such rights and remedies the Member Lender or the Member Lender's Affiliate shall have no right to take or cause Member Newco to take any action that would create or increase the personal liability of the Members beyond the Members' personal liability, if any, as set forth in the applicable loan documents. The provisions of Section 5.03 below shall not apply to the exercise by the Member Lender or the Member Lender's Affiliate of such rights and remedies. The Members also agree that in the situation where (i) the Member Lender

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

                    has provided a Member Construction Loan on a particular phase of the Project and (ii) a third-party lender has provided a Construction Loan and/or Permanent Financing/Refinancing on another phase of the Project and
                    (iii) there is a default on the third-party lender's financing, then in such events, the foreclosure by the third-party lender shall not be deemed to extinguish or otherwise foreclose any equity or rights of the Member Lender as to any phase of the Project or asset of the Company other than the assets specifically pledged to secure the third-party lender's loan. Notwithstanding the foregoing provisions of this Section 3.04(c)(iii), if the Member Lender is CBL Member or an Affiliate of CBL Member, the Member Lender shall have no right to exercise such rights and remedies at any time when the sum of (i) the aggregate unreturned amount of Mandatory Contributions made by CBL Member to fund capital improvements to the Project and (ii) the aggregate amount of Mandatory Contributions made by CBL Member for all purposes other than funding capital improvements to the Project, whether returned or unreturned, is less than the Maximum Required Funding and, if a Member Lender or its Affiliates is in default pursuant to Article XX of this Agreement, then such Member Lender shall be prohibited from exercising its rights under this Section 3.04(c)(iii) while such default is continuing.

               (d) No third-party, non-Member lender to Member Newco or the Company or creditor of any Member or of any Affiliate of any Member shall be a third-party beneficiary of the provisions of this Section 3.04(c) or any other provision of this Agreement.

          (d) Consultation with Other Members. Upon request of any Member and upon reasonable notice, the Managing Member shall advise the requesting Member of the status of the Managing Member's efforts to obtain Construction Loans and/or Permanent
               Financing/Refinancing and the material terms of financing proposals then under negotiation.

     7.23 Outparcel Venture.

The Members acknowledge that the Company owns the entirety of the Real Estate in the name of the Company. The Members may cause Member Newco to cause the Company to designate certain portions of the Real Estate as Outparcels. Upon such designation, CBL Member may elect to require Member Newco to cause the Company to transfer the Outparcels to a new entity (the "Outparcel Venture") which shall be in the form of a limited liability company and whose members shall be the Members of this Company or their Affiliates and the capital interests, profits interests and voting interests of the members of the Outparcel Venture shall be in the same proportions as their or their Affiliates' Capital Interests, Profits Interests and Voting Interests in Member Newco. The rights, duties, obligations, privileges, remedies, transfer restrictions, buy-sell provisions and other provisions of this Agreement shall be part of a definitive limited liability company agreement for the Outparcel Venture (the "Outparcel Venture Agreement"). CBL Member shall prepare a draft of the Outparcel Venture Agreement and shall deliver it to the JG Members for its review and approval. Each Member shall be entitled to designate its member to be included in the Outparcel Venture but such designation shall only be allowed as to the Member itself or an Affiliate of such Member. The Outparcel Venture Agreement shall contain distribution provisions that will coordinate with the distribution provisions of this Agreement as to return of capital and other matters. The Outparcel Venture Agreement will provide for cross-defaults and cross buy-sell provisions such that the acquisition by one Member of the interests of another non-Affiliated Member under this Agreement shall likewise entail the acquisition of such non-Affiliated Member's interests in the Outparcel Venture.

o
                         NAMES AND ADDRESSES OF MEMBERS

         The names and addresses of the Members are set out on Exhibit B.



                                   GOVERNANCE

     7.24 General Powers. Subject to the terms of this Agreement, the business and affairs of Member Newco shall be managed by CBL Member, and CBL Member shall be the Managing Member of Member Newco. A Member shall not have the authority to act as an agent of Member Newco or legally bind Member Newco, unless such Person is: (a) the Managing Member; or (b) a Person designated in writing by action of the Members as being so authorized.

     7.25 Standard of Conduct. A Member shall discharge such Member's duties as a Member in good faith, in a manner the Member reasonably believes to be in the best interest of Member Newco, and with the care an ordinarily prudent Person in a like position would exercise under similar circumstances. Each Member shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (a) one (1) or more employees of Member Newco or one (1) or more employees of one of Member Newco's Members, in either case, whom the Member reasonably believes to be reliable and competent in the matters presented; or (b) legal counsel, public accountants or other Persons as to matters the Member reasonably believes are within such Person's professional or expert competence. A Member shall not be liable for any action taken as a Member, or any failure to take any action, if the Member performed the duties of the position as a Member in compliance with this Section 5.02. Except as specifically set forth in this Agreement or in the Act, no Member shall be personally liable to Member Newco, any Member or any third party for any action taken as a Member or for any failure to take any action as a Member other than due to the gross negligence or willful misconduct of such Member.

     7.26 Governance; Unanimous Approval Items. The day-to-day operational decisions of Member Newco shall be made by the Managing Member unless specifically set forth in this Agreement to the contrary. Subject to the provisions of Section 1.03, the following decisions shall require the unanimous approval of the Members, and, neither the JG Members, pursuant to the JG
Members' responsibilities set forth herein, nor CBL Member, as Managing Member and/or pursuant to CBL Member's responsibilities set forth herein, shall be authorized to take or to cause Member Newco to cause the Company to take the following actions unless such approval has been obtained:

     (a) The sale, lease or other disposition of all or any portion of the Project or all or any of the Real Estate either in one transaction or in a series of interrelated transactions (including, without limitation, the sale or ground lease of any of the Real Estate to an Anchor or other third-party and all

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

Anchor leases), except (A) as set forth in Article XVI and Article XVII; (B) as reflected in an approved Pro Forma and/or Operating Budget; (C) for the leasing of the space in the Project to individual non-Anchor tenants in the course of the Company's business; (D) sales or ground leases of Outparcels to occupants that are consistent with a first-class shopping center; and (E) for normal and customary easements and access rights granted in the course of development of the Project. If Member approval is required under this Section 5.03(a), the sale, lease or other disposition of all or a portion of the Project shall be submitted to the Members for approval at the time that the Managing Member has received a purchase agreement, term sheet, letter of intent or other evidence of interest on terms the Managing Member determines to be reasonably satisfactory;

     (b) The approval of the Site Plan for any expansions or additional development/redevelopment of the Project and any material and/or substantial modifications or amendments to the existing or any future Site Plan, the approval of expansions or additional development/redevelopment of the Project, the approval of any future Development Schedules for the Project;

     (c) The approval of the Pro Forma for any Future Development Activities and construction of the Project, the approval of any modifications or adjustment(s) to a previously approved Pro Forma that constitute Material Development Deviations;

     (d) The approval of the Operating Budget for the Project for the 2007 and subsequent Fiscal Years and the incurrence of expenditures or obligations that constitute a Material Operating Deviation;

     (e) Unless set forth in this Agreement, in an approved Pro Forma or in an approved Operating Budget, the incurring or payment of any fees to a Member or to an Affiliate of a Member or the entering into any agreement or contract with any Member or an Affiliate of a Member; except that Member Newco may enter into or cause the Company to enter into a contract for the maintenance/janitorial/security for the Project with ERMC II, LP or its affiliates without further approvals provided the terms of such contracts are on terms that are competitive in the market and within an approved Pro Forma and/or Operating Budget; and except that Member Construction Loans shall be subject to
Section 5.03(g) below and shall not be subject to this Section 5.03(e).

     (f) Except for required funding set forth in this Agreement, the required funding by Members of any obligation, capital expenditure, cost or other expense, and the entering into any contract or agreement, including guarantees or indemnities, that creates personal liability of the Members, other than CBL Member, beyond their Member Funding to Member Newco or that requires the personal guarantees or indemnities of the Members or their Affiliates, other than CBL Member or its Affiliates. If a Member, other than CBL Member, fails to approve such funding or such entering into of a contract or agreement, such failure shall not be an Impasse, and Section 16.04 shall not apply to such failure;

     (g) The approval of the Key Construction Loan Terms on the procedures set forth in this clause (g) or, as to Member Construction Loans, the procedures set forth in Section 3.04(a). CBL Member shall notify the JG Members, in writing, prior to the placement of the Construction Loan, which notice shall include a

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

written term sheet for the proposed Construction Loan and identify the Key Construction Loan Terms and the proposed lender(s). The JG Members shall either approve or disapprove said terms by written notice delivered and received by CBL Member within fourteen (14) Days of the date on which the JG Members shall receive CBL Member's notice. In the event the JG Members do not respond within said fourteen (14) Day period, such failure to respond shall be deemed an approval of terms of the Construction Loan as set forth in CBL Member's notice;

     (h) The approval of the Key Permanent Loan Terms on the procedures set forth in this clause (h). CBL Member shall notify the JG Members, in writing, prior to the placement of the Permanent Financing/Refinancing, which notice shall include a written term sheet for the proposed Permanent Financing/Refinancing and identify the Key Permanent Loan Terms and the proposed lenders(s). The JG Members shall either approve or disapprove said terms by written notice delivered and received by CBL Member within fourteen (14) Days of the date on which the JG Members shall receive CBL Member's notice. In the event the JG Members do not respond within said fourteen (14) Day period, such failure to respond shall be deemed an approval of the Permanent Financing/Refinancing as set forth in CBL Member's notice;

     (i) The approval of the architects and engineers for any Future Development Activities (except that the Members agree that they may establish, by the same unanimous approval as would be required to approve an architect or engineer under this clause, an approved list of architects and engineers that then may be engaged without further approval by the Members) and the approval of any fees payable to such architects and engineers collectively with respect to any Future Development Activities where the aggregate of such fees will exceed four and one-half percent (4.5%) of the total construction costs for such Future Development Activities;

     (j) The selection of the general contractor for construction of any Future Development Activities (it being agreed that EMJ shall be entitled to bid on the construction contract for any such Future Development Activities) and the entering into of a Construction Contract by Member Newco or the Company that does not meet the parameters set forth in Section 6.03 below;

     (k) Any employment agreement through which Member Newco shall, or shall cause the Company to, hire, retain or employ any individual as an "employee" of Member Newco or the Company. For these purposes, the Members acknowledge that it is their initial intention that Member Newco and the Company shall not have any "employees";

     (l) The establishment of any Reserve described in clause (ii) of the definition of such term in Section 1.01 above;

     (m) The filing of bankruptcy or the filing for the appointment of a receiver for the assets of Member Newco or the Company;

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

     (n) In the event of any default under any financing secured by assets of Member Newco or the Company, the decision as to whether to allow foreclosure by the creditor or provide a deed in lieu of foreclosure;

     (o) The dissolution or termination of Member Newco or the Company;

     (p) The payment to the JG Members or any Affiliate of any compensation for the performance of the JG Members' obligations pursuant to Article VI of this Agreement or for any other services to Member Newco or the Company other than as set forth on Exhibit C of this Agreement. The failure to approve such payment shall not constitute an Impasse, and Section 16.04 shall not apply to such failure;

     (q) The payment to CBL Member or any Affiliate of any compensation for the performance of CBL Member's obligations as Managing Member of Member Newco, or Member Newco's obligations as manager of the Company, or for any other services to Member Newco or the Company pursuant to Article VI of this Agreement other than as set forth on Exhibit C of this Agreement and/or in the Property Management Agreement. The failure to approve such payment shall not constitute an Impasse, and Section 16.04 shall not apply to such failure;

     (r) The entering into any agreement or contract between Member Newco or the Company and a Member or any Affiliate of a Member other than as referenced or authorized in this Agreement. The failure to approve such entering into of a contract or agreement shall not constitute an Impasse, and Section 16.04 shall not apply to such failure. The Members acknowledge that CBL Member or its Affiliates shall enter into the Property Management Agreement as referenced herein and serve as the Property Manager in accordance with the terms and conditions of the Property Management Agreement;

     (s)  Except  as  provided  in  the  Property  Management   Agreement,   any
replacement of the Property Manager and any amendment to the Property Management Agreement;

     (t) The removal of the Managing Member as contemplated by Section 6.04 below (other than upon Default of the Managing Member under Section 20.01 below);

     (u) Any distribution to the Members of Distributable Cash or any other funds or assets of Member Newco other than as set forth in a Pro Forma, an Operating Budget or as otherwise specifically provided in this Agreement;

     (v) The termination of or any amendment or modification of this Agreement, other than the exercise of the authority of the Managing Member to the limited extent required to revise Exhibit B to reflect any assignment of a Membership Interest, receipt of an additional Member Funding, or distribution to a Member, in each case as permitted under this Agreement, the Members likewise acknowledging that the authority of the Managing Member to make such revisions to Exhibit B is may only be exercised if the circumstance giving rise to such revision is otherwise in accordance with the applicable provisions of this Agreement;

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

     (w) The admission of any new Member, other than pursuant to an assignment expressly permitted by Article XVI or the admission of any new member to the Company; and

     (x) Any amendment to the Articles of Organization or the articles of organization of the Company.

o
                           SPECIFIC DUTIES OF MEMBERS

     7.27 Managing Member. Member Newco shall not have managers but shall have a Managing Member as set forth above. Member Newco shall be a "member-managed" limited liability company.

     7.28 Managing Member; Managing Member's Specific Duties. CBL Member shall be the Managing Member of Member Newco. CBL Member shall serve as the Managing Member until its successor shall have been duly elected and shall have qualified or until its termination, dissolution, resignation or removal pursuant to this Agreement.

     (a) Authority of the Managing Member. Subject to the terms of this Agreement and the matters requiring unanimous Member approval as set forth in
Section 5.03 above, CBL Member, as the Managing Member, shall in general supervise and administer all the business and affairs of the operation of Member Newco as a limited liability company. The Managing Member shall be responsible for the maintenance of Member Newco's books and records and shall have authority to collect all rents and other amounts due to Member Newco from third parties. The Managing Member shall have financial oversight of Member Newco and shall deal directly with the Accountants in the preparation of financial statements and tax returns for Member Newco, consistent with this Agreement. The Managing Member, shall preside at all meetings of the Members. The Managing Member, shall, if necessary, see that all orders and resolutions of the Members are carried into effect. The Managing Member, shall sign and deliver in the name of Member Newco any deeds, leases, mortgages, bonds, contracts or other instruments pertaining to the business of Member Newco, except in cases in which the authority to sign and deliver is required by law to be exercised by another Person or is expressly delegated or governed by the Articles of Organization, this Agreement or by the Members; and in general shall perform all duties incident to the office of the Managing Member. The Managing Member shall, at all times, maintain Member Newco's assets, bank and investment accounts titled to and in Member Newco's name.

     (b) Authority of the Managing Member as to the Operation of Member Newco and as to the Operating Budget. Subject to the provisions of this Section 6.02(b), the Managing Member shall prepare or cause to be prepared an annual operating budget (including separate sub-budgets for Triangle Town Center and Triangle Town Place) setting forth the projected expenditures, costs and revenues for the phases or portions of the Project for which construction has been completed or will be completed and that are open and operating or will be open and operating for the upcoming Fiscal Year (such operating budget, when approved as provided in this Section 6.02(b) and as required pursuant to Section 5.03, the "Operating Budget"; for purposes of this Agreement, the "Operating Budget" for the 2006 Fiscal Year shall be as set forth on Exhibit G attached

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

hereto, and the Members shall be deemed to have approved such 2006 Operating Budget for the purposes of this Section 6.02(b) and Section 5.03 above). Except as otherwise provided in this Section 6.02(b), each Operating Budget shall be subject to the prior unanimous written approval of the Members pursuant to
Section 5.03 above, which shall not be unreasonably withheld or delayed.

          (a) Not later than December 1 of each Fiscal Year commencing with 2006, the Managing Member shall prepare and deliver a preliminary Operating Budget to the Members for Member Newco's next succeeding Fiscal Year. The Members shall have thirty (30) Days in which to review and approve or disapprove (and, if disapproving, such disapproval to specify the line items disapproved) each such Operating Budget, during which period the Members shall meet, if necessary, to discuss said proposed Operating Budget and revisions thereto and if the Members do not respond with any suggested changes or revisions within such thirty- (30) Day period, such shall be deemed an approval of the proposed Operating Budget as submitted by the Managing Member by the Member failing to respond. The Managing Member shall thereafter revise such Operating Budget as may be necessary in accordance with the agreements reached by the Members and deliver same in final form to all Members not later than December 15 of each year. If any proposed Operating Budget is not approved or not deemed approved by the Members as and when provided for herein, the Operating Budget that has been most recently approved by the Members as required hereunder shall remain in effect, and the Managing Member shall cause Member Newco to operate the Project pursuant to said most recently approved Operating Budget, until a new Operating Budget is approved in accordance with the provisions hereof, except that the Managing Member shall be entitled to use as the Operating Budget for the fiscal year in question the line items in the preliminary Operating Budget to which no Member objected within such 30-Day period (instead of the corresponding line items in the most recently approved Operating Budget), and except that the following-described annual costs contained in the most recently approved Operating Budget that has been approved by the Members as required herein shall be increased on January 1 by the actual amount (if greater than the amount otherwise permitted under this Section 6.02(b)) of any annual increase in said costs to Member Newco or the Company during the then-current Fiscal Year, it being recognized that any increases in said costs are generally beyond the control of the Members and that the goods and services relative thereto are necessary for the proper functioning of the Project:

               (i)  ad valorem taxes;

               (ii) utility expenses, including but not limited to water, sewer, electricity, natural gas and telephone;

               (iii) property and casualty insurance premiums;

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

               (iv) maintenance  costs  relative to (x) the  furnishing  of HVAC service as required by leases for occupancy of the Project and (y) landscaping;


               (v) debt service (interest and principal, if any) due with respect to mortgage financing encumbering the Project that has been incurred in accordance with the provisions of this Agreement;

               (vi) compensation, fees, costs and expenses of Member Newco's and the Company's Accountants, attorneys, architects, engineers and other professionals; and

               (vii) postage.

     (b) The Managing Member shall be authorized to make those expenditures and to incur those obligations provided for in the then current Operating Budget. Except as set forth in Section 6.02(b)(iii) below, the Managing Member shall not exceed the expenditure limits set forth in said Operating Budget without the prior unanimous written approval of the Members required under Section 5.03 above.

     (c) The Managing Member shall cause Member Newco to endeavor to operate the Project within the Operating Budget in effect from time to time, as same may be revised from time to time in accordance with the provisions of this Agreement. The Managing Member's authority shall be limited to the authority to cause Member Newco to cause the Company to (A) expend up to the respective amounts for the respective purposes set forth in the Operating Budget (as same may be increased pursuant to and in accordance with the provisions of this Agreement), and (B) operate the Project in accordance with the provisions of this Agreement and the parameters set forth in the Operating Budget. The Managing Member shall secure the Members' prior unanimous written approval, as required under Section
5.03 above, for any expenditures that will result in cost overruns of the Operating Budget that exceed, individually or in the aggregate, five percent (5%) of the aggregate annual budgeted expense amount set forth in the Operating Budget then in effect (any expenditure resulting in an overrun in excess of the aforesaid limits is herein referred to as a "Material Operating Deviation"), and the Operating Budget, as revised, shall become the Operating Budget for all purposes under this Agreement for the remainder of such Fiscal Year. During each Fiscal Year, the Managing Member shall promptly inform the Members of any increases in costs and expenses that were not foreseen during the budget preparation period and thus were not reflected in the Operating Budget then in effect that could, individually or in the aggregate, be reasonably expected to constitute a Material Operating Deviation. In the event a Material Operating Deviation from any Operating Budget becomes necessary prior to the annual review of an Operating Budget as set forth in Section 6.02(b)(i) above, CBL Member may

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

revise said Operating Budget, but only after receiving any unanimous approval of the Members required under Section 5.03 above (for purposes of this clause (iii) and Section 5.03 above, CBL Member shall be conclusively deemed to have approved any such Material Operating Deviation).

     (c) Authority of Managing Member as to the Development and Construction of the Project.

               (a) Development and Construction Responsibilities. From the effective date of this Agreement and subject to the terms of this Agreement and the matters requiring unanimous approval as set forth in Section 5.03 above, the Managing Member shall have primary responsibility for all development and construction activities relating to the Future Development Activities and construction of the Project in accordance with the applicable approved Site Plan(s) and Pro Forma(s), including but not limited to the procuring and/or amending all rights, entitlements and appurtenances necessary or desirable in connection with the Future Development Activities, planning, procuring traffic and roadway studies and improvements, securing governmental approvals, performing soils and hazardous waste investigations, and procuring conservation, environmental and utility studies and approvals.

               (b)  Pro Formas; Development Schedule.

                    (i) The Members agree that all Pro Forma(s) shall be subject to the unanimous approval of the Members, except as otherwise set forth in this Section 6.02(c)(ii). The "projected net project cost" category in a pro forma represents the anticipated hard and soft costs to construct the particular Future Development Activity and is sometimes referred to in the industry as the capital expense budget.

                    (ii) The  Managing  Member shall cause Member Newco to cause the Company to develop/redevelop or expand the Project according to the applicable approved Site Plan(s) and shall use its commercially reasonable efforts to do so within the projected net project cost parameters set forth in the approved Pro Forma(s). The Managing Member shall use its commercially reasonable efforts to cause Member Newco to cause the Company to meet the applicable approved Development Schedule(s). Notwithstanding the foregoing but subject to the approval  rights of the  Members  set forth in  Section
                         5.03 as to Material Development Deviations, the Managing Member shall cause Member Newco to cause the Company to expend, the amounts required to complete any Future Development Activities subject to and in accordance with the provisions of this Agreement and the Pro Formas for such Future Development Activities. In the event a Material Development Deviation from a Pro Forma becomes necessary, the Managing Member may revise such Pro Forma but only after securing the unanimous approval of the Members pursuant to and in accordance with Section 5.03 above (for purposes of this clause (B) and Section 5.03 above, the Managing Member shall be conclusively deemed to have approved any such Material Development Deviation).

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

                    (iii) During any Future Development Activities, the Managing
                         Member shall review the applicable Development Schedule to determine whether specific items set forth therein can be accomplished within the time parameters set forth therein and advise the JG Members if it determines that a modification of the Development
                         Schedule is necessary or appropriate, and the Managing Member shall review the Pro Formas periodically to determine whether such Future Development Activities may be completed within the projected net project cost parameters set forth therein. If the Managing Member determines that a Material Development Deviation to a Pro Forma is necessary, the Managing Member shall notify the JG Members of the necessary revisions and shall request the unanimous approval of said revisions pursuant to Section 5.03 above. The JG Members shall approve or disapprove the requested revisions, by written notice given to the Managing Member, within twenty (20) Days of the date upon which it receives the requested revisions to a Pro Forma and, if the JG Members disapprove the requested revision, shall include in such notice an explanation of the reasons therefor. The failure of the JG Members to respond within the twenty- (20) Day period shall be construed as an approval of the requested revisions by the JG Members. In the event the JG Members approve the requested revisions or the revisions do not rise to the level of a Material Development Deviation, the Managing Member shall revise the Pro Forma to make the approved revisions and the Pro Forma, as revised, shall become the Pro Forma for all purposes under this Agreement with respect to such Future Development Activities. For purposes of this clause (C) and Section 5.03 above, the Managing Member shall be conclusively deemed to have approved any such Material Development Deviation.

     For purposes of this Agreement and except as may be specifically set forth above, a "Material Development Deviation" requiring the approvals set forth in
Section 5.03 above shall mean, as relates to any Pro Forma, any incurrence of expenditures or costs (whether the subject of change orders or otherwise) that will result in cost overruns of such Pro Forma that exceed individually or in the aggregate, more than ten percent (10%) of the aggregate projected construction cost set forth on the approved Pro Forma at issue.

     (d) Other Specific Duties of CBL Member. In addition to the authorities, duties and responsibilities of CBL Member as set forth above, CBL Member shall, subject to the provisions of the Property Management Agreement, be responsible for and authorized to cause Member Newco to cause the Company to carry out the following items:

     (a) Negotiating and entering into leases or other occupancy agreements and similar transactions with Anchors, small shop, big box and other tenants and occupants to be entered into after the date of this Agreement;

     (b)  Tenant    inducement/tenant    allowance    coordination   and   lease
          coordination; and

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

     (c)  The  negotiation  and  documentation  of any  governmental  financing,
          governmental   funding  or   entitlements   to  provide   funding  for
          infrastructure or any other portion of the Project.

     (e) Consultation with Other Members. Upon request of any Member and upon reasonable notice, the Managing Member shall provide the requesting Member with such information concerning the Managing Member's activities in such capacity and the business and financial condition of Member Newco and the Company as the requesting Member may reasonably request for any purpose reasonably related to the Member's Membership Interest in Member Newco; except that, the Managing Member shall not be obligated to provide any such information at any unreasonable time or place.

     (f) Attendance at Meetings; Access to Project Site. Any Member shall have the right, upon reasonable notice to the Managing Member, to attend meetings concerning the Project between the Managing Member and/or its Affiliates and third parties that are not Affiliates of the Managing Member, except that the Managing Member shall have no obligation to permit such attendance if the meeting is an internal meeting of the Managing Member, its Affiliates, its or its Affiliates' officers, employees or agents and/or its or its Affiliates' attorneys, accountants and/or other advisors or service providers. Without limiting the generality of the foregoing, the JG Members or their respective Affiliates shall be entitled, at the JG Members' or its Affiliates' cost, to have a representative (the "Representative") on site at the Project during the Construction Period for any Future
          Development Activity. Such Representative shall be entitled to (i) reasonable access, upon request, to the Project and to CBL Member's or its Affiliates' personnel involved in the construction of the Project,
          (ii) request and receive information concerning the development and construction of the particular phase of the Project from CBL Member or its Affiliates; and (iii) attend construction progress meetings.

     (g) Limitations on Managing Member's Authority. The Managing Member, shall not have the authority to take the following actions:

          (a) Any action set forth in Section 5.03 above unless the requisite unanimous approval of the Members as set forth in Section 5.03 has been obtained and any action otherwise set forth in this Agreement as requiring the approval of all Members unless such approval shall have been obtained;

          (b) Any action directly in contravention to the terms of this Agreement, the Articles of Organization or the Act; and/or

          (c) Any action, except those specifically authorized hereunder, which would make it impossible to carry out the business of Member Newco.

     7.29 Construction Contract. A Construction Contract for construction of any phase of the Project must contain the following terms:

     (a) The cost of the Construction Contract must provide no more than a one and three-quarters percent (1.75%) fee to the general contractor; and

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

     (b) Major subcontracts must be competitively bid to at least three qualified subcontractors.

     7.30 Removal and Resignation. The Managing Member may be removed by the vote of the Members required under Section 5.03 above, whenever, in their judgment, the best interests of Member Newco would be served thereby or upon default of the Managing Member as provided in Section 20.01 below, but such removal shall be without prejudice to the contract rights, if any, of the Person so removed. Election of a Person as the Managing Member does not, of itself, create contract rights beyond the rights of the Managing Member specified in this Agreement. Unless otherwise provided in an employment contract or an agreement with Member Newco, a Managing Member may resign at any time, provided the Managing Member gives at least thirty (30) days prior written notice. Such resignation shall be in writing and shall take effect upon delivery to Member Newco and to each Member, unless a later effective date is specified in the notice. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein. Such resignation or removal shall not affect the Managing Member's status as a Member. If CBL Member resigns or is removed as the Managing Member, the JG Members shall thereupon become the Managing Member and shall thereafter have all of the rights and powers of the Managing Member, including, but not limited to, CBL Member's rights under
Section 6.02 above. The Members agree that in the event an Affiliate of CBL Member is no longer the Property Manager and CBL Member or its Affiliates are still Members of Member Newco at such time, then, regardless of any provision herein to the contrary, the replacement Property Management Agreement must contain a provision or provisions (acceptable to CBL Member) that restricts leasing activities and other operations in a manner so as to ensure that the status of CBL Member's Affiliate as a "Real Estate Investment Trust" under the Code is not jeopardized.

     7.31 Compensation. The JG Members shall be entitled to the fees as so designated and listed on Exhibit C and CBL Member shall be entitled to the fees as so designated and listed on Exhibit C. No other fees or compensation shall be paid to a Member or its Affiliates except as may be set forth herein or as may be approved by the Members in accordance with Section 5.03 above.


                        CONFLICT OF INTEREST TRANSACTIONS

     A transaction with Member Newco in which a Member has a direct or indirect interest is not voidable by Member Newco solely because of the Member's interest in the transaction if the material facts of the transaction and the Member's interest were disclosed or known to the Members entitled to vote and they unanimously authorized, approved or ratified the transaction pursuant to Section
5.03 above. As set forth in Section 3.04(c) above, the Members acknowledge and waive any potential conflict of interest that a Member may have if such Member or its Affiliate is called upon or required to pay under any Affiliate Loan Guarantee or other guarantee. The Members also acknowledge that a Member or its Affiliate that may loan funds to Member Newco may be deemed to have a conflict of interest with respect to Member Newco and the other Members. The Members acknowledge this potential conflict of interest and hereby agree that it shall

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not be deemed a breach of any  fiduciary  duty that a Member may have to another
Member or to Member Newco if the Member or an Affiliate of a Member who has loaned funds to Member Newco, as permitted under this Agreement, exercises its rights and remedies as a lender pursuant to any such loan and the terms of the promissory note for such loan by a Member or its Affiliate to Member Newco, and such Member or its Affiliate shall have the right to exercise such rights and remedies, except that in exercising such rights and remedies such Member or its Affiliate shall have no right to take, or cause Member Newco to take, any action that would create or increase the personal liability of any other Member beyond such other Member's personal liability, if any, as set forth in the applicable loan documents. The provisions of Section 5.03 above shall not apply to the exercise by such Member or its Affiliate of such rights and remedies.


                                 INDEMNIFICATION

     7.32 Indemnification. Each Member or other Person who was named, is named, or is threatened to be a named a defendant or respondent to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (hereinafter a "proceeding"), by reason of the fact that it, he or she, or a Person of whom it, he or she is the legal representative or Affiliate, is or was a Member, officer, employee or agent of Member Newco, or is or was serving at the request of Member Newco as a director, officer, governor, manager, partner, trustee, employee or agent of any other Person or employee benefit plan (hereinafter, an "Indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a Member, director, officer, governor, manager, partner, trustee, employee or agent, or in any other capacity while serving as a Member, director, officer, governor, manager, partner, trustee, employee or agent, shall be indemnified and held harmless by Member Newco to the fullest extent authorized by the Act against any obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), and reasonable expenses (including counsel fees) (hereinafter, "Losses") incurred by the Indemnitee in connection therewith and such indemnification shall continue as to a Person who has ceased to be a Member, director, governor, officer, manager, partner, trustee, employee or agent and shall inure to the benefit of its, his or her heirs, executors and administrators or successors and assigns. Notwithstanding the above statements, no indemnity shall be provided by Member Newco to any Indemnitee for any acts of gross negligence or willful misconduct of such Person nor for any Losses arising out of acts or omissions of any Indemnitee taking place, or events or circumstances occurring, prior to the date of this Agreement.

     7.33 Expenses. The right to indemnification conferred in this Article VIII shall be a contract right and shall include the right to be reimbursed by Member Newco for the reasonable expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Act requires, payment of such expenses incurred by Indemnitee shall be made only upon (a) the receipt of a written affirmation by the Indemnitee that the Indemnitee has met the required standard of conduct; (b) the receipt of a written undertaking, executed by or on behalf of the Indemnitee, to repay the advance if it is ultimately determined that it, he or she is not entitled to indemnification by Member Newco; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article VIII.

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     7.34 Insurance. As further described in Article X below, Member Newco shall maintain insurance, at its expense, to protect itself and any Indemnitee(s) against any Losses, whether or not Member Newco would have the power to indemnify the Indemnitee against such Losses under the Act.


                LIMITATION OF LIABILITY OF MEMBERS; MEMBER LISTS

     7.35 Limitation on Liability. Except as set forth in this Agreement, each Member's liability shall be limited as set forth in the Act.

     7.36 No Liability for Company Obligations. Except as set forth in this Agreement, no Member will have any personal liability for any debts or losses of Member Newco.

     7.37 List of Members. Upon written request of any Member, Member Newco shall provide a list showing the names, addresses and Membership Interest of all Members and the other information required by the Act and maintained pursuant to
Section 14.02.


                   LIABILITY, PROPERTY AND CASUALTY INSURANCE

In addition to the insurance to be provided with respect to matters set forth in
Section 8.03 above, Member Newco shall maintain property and casualty insurance to provide adequate and necessary coverage for the assets of Member Newco and the Members with respect to their interests in Member Newco and the assets of Member Newco and the liabilities resulting therefrom and shall also cause the Company to maintain property and casualty insurance to provide adequate and necessary coverage for (i) the Project, the Real Estate and the assets of the Company and (ii) Member Newco with respect to its interests in the Project, the Real Estate, the Company and the assets of the Company and liabilities resulting therefrom. All insurance contracts to be entered into by Member Newco or the Company shall be negotiated by CBL Member, as the Managing Member, and shall be upon such terms of coverage and with such insurance carriers as CBL Member shall reasonably determine. In CBL Member's discretion, all or any such insurance contracts may be included as part of CBL Member's overall blanket policy or program. The Members agree that Member Newco and the Company shall not self-insure except for deductibles and self-insured retentions that are equivalent to or less than the levels of deductibles and/or self-insured retentions that are part of CBL Member's overall blanket policy or program.


                     CAPITAL CONTRIBUTIONS TO MEMBER NEWCO

     7.38 Members' Required Member Funding.

     (a) Initial Contributions. As of the date of this Agreement, the unreturned Member Funding of each Member are as set forth opposite such Member's name on Exhibit B as such Member's Initial Contribution ("Initial Contributions"). Notwithstanding any provision in this Agreement to the contrary, neither the JG

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Members nor their  respective  Affiliates  shall have any obligation  under this
Agreement to make any additional Member Funding to Member Newco beyond the JG Members' Initial Contribution. [For purposes of this Agreement, any Incoming Equalizing Contribution made by the JG Members Substitute Member in connection with a JG Members Exit Event pursuant to Section 16.06(f) shall, from and after the date upon which such Incoming Equalizing Contribution is made, be treated for all purposes as an Initial Contribution by the JG Members Substitute Member.]

     (b) Mandatory Contributions. Subject to the provisions of this Agreement:

          (a) Except as otherwise provided in this Section 11.01(b), CBL Member shall contribute as additional Member Funding (A) any and all necessary equity funding that is set forth in an approved Pro Forma as equity contributions from Members/owners to fund any and all construction in connection with Future Development Activities; (B) any and all costs in excess of such amounts of necessary equity funding from Members/owners that do not rise to the level of a Material Development Deviation; and (C) any and all costs in excess of such equity funding necessary to complete such construction (construction cost overruns) that rise to the level of Material Development Deviations and for which the approvals required in Section 5.03 have been obtained (for purposes of this clause (i) and Section 5.03 above, CBL Member and its Affiliates shall be conclusively deemed to have approved any such costs with respect to Future Development Activities) (the funding referenced in subparagraphs (A), (B) and (C) hereof being collectively referred to herein as the "Construction Funds"). Such contributions of Construction Funds shall be in the form of cash or cash equivalents and such contributions may be contributed in installments when and as needed in CBL Member's reasonable judgment consistent with the applicable Pro Forma(s) and Development Schedule(s), Member Newco's lender's requirements and the needs of the Project. Notwithstanding the foregoing, from and after a JG Members Exit Event, any additional Member Funding of Construction Funds that CBL Member would thereafter, but for the operation of this sentence, have been required to make shall instead be made by CBL Member and the JG Members Substitute Member pro rata on the basis of their respective Capital Interests.

          (b) Except as provided in this Section 11.01(b), CBL Member shall contribute as additional Member Funding any and all amounts in order to fund Operating Deficits of Member Newco. Such contributions of funds to cover Operating Deficits shall be in the form of cash or cash equivalents and such contributions may be contributed in installments when and as needed in CBL Member's reasonable judgment consistent with the Pro Forma(s), the Development Schedule(s), the Operating Budget(s) and Member Newco's lender's requirements and the needs of the Project. Notwithstanding the foregoing, from and after a JG Members Exit Event, any additional Member Funding to fund Operating Deficits that CBL Member would thereafter, but for the operation of this sentence, have been required to make shall instead be made by CBL Member and the JG Members Substitute Member pro rata on the basis of their respective Capital Interests.

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

          (c) In the event that at any time from and after the date of this Agreement the sum of (A) the aggregate unreturned amount of
               Mandatory Contributions made by CBL Member to fund capital improvements to the Project (including allowances for tenant improvements) and (B) the aggregate amount of Mandatory Contributions made by CBL Member for all purposes other than funding capital improvements to the Project, whether returned or unreturned, equals or exceeds $30,000,000.00 (the "Maximum Required Funding"), CBL Member shall thereafter have no further obligation to make Mandatory Contributions for any purpose, until such time, if ever, that the sum of the amounts described in clause (A) and clause (B) of this paragraph is less than the Maximum Required Funding, and then only to the extent that such sum is less than the Maximum Required Funding. For the avoidance of doubt, the following examples illustrate the operation of this
               Section 4.3(b) (Examples 1 and 2 below assume that CBL Member Parent has not previously incurred any liability under this
               Section 4.3 at the time of the example):

                    (1) Example 1. If CBL Member had made $5,000,000 in unreturned Mandatory Contributions described in Section 11.01(b)(iii)(A) of this Agreement to fund capital improvements to the Project and $25,000,000 in other Mandatory Contributions and Non-Required Contributions, then CBL Member would have no further obligation to make Mandatory Contributions unless and until Member Newco returned to CBL Member all or a portion of the $5,000,000 in Mandatory Contributions described in
                         Section 11.01(b)(iii)(A) of this Agreement made by CBL Member in this Example 1;


                    (2) Example 2. If, after Example 1, Member Newco returned to CBL Member all of the $5,000,000 in Mandatory Contributions described in Section 11.01(b)(iii)(A) of this Agreement made by CBL Member in Example 1 and returned $7,000,000 of the $25,000,000 in other
                         Mandatory Contributions and Non-Required Contributions made by CBL Member in Example 1, then CBL Member's obligation to make additional Mandatory Contributions would be limited to $5,000,000, i.e., the amount of Mandatory Contributions described in Section 11.01(b)(iii)(A) of this Agreement made by CBL Member in Example 1 and returned to CBL Member in this Example 2;


                    (3) Example 3. If, after Example 2, CBL Member made $5,000,000 in Mandatory Contributions described in
                         Section 11.01(b)(iii)(B), CBL Member would have no further obligation to make any Mandatory Contributions of any kind, whether or not Member Newco thereafter returned to CBL Member any Mandatory Contributions of any kind that CBL Member had previously made.

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

          (d) In the event that CBL Member or its Affiliate and/or any of the JG Members or their respective Affiliates are required to pay any amounts to the lender of any Construction Loan or Permanent Financing/Refinancing on account of any guarantee provided to such lender, the amount of any such payments (after adjusting as between the Members for any contribution received from or made to the other Member or the other Member's Affiliates, as contemplated by Section 3.04 above) shall be credited as Mandatory Contributions to the Capital Account of the Member who made or whose Affiliate made such payments to such lender.

          (e)  The additional  Member Funding of CBL Member described in clauses
               (i) and (ii) of this Section 11.01(b) are hereinafter referred to as "CBL Member Mandatory Contributions". If CBL Member defaults in its obligation to make any CBL Member Mandatory Contribution when and as required by this Section 11.01(b), the JG Members shall have the right, but not the obligation, in the JG Members' sole and absolute discretion, and without limiting the JG Members' other rights and remedies under Article XX below, upon ten (10) days' prior written notice to CBL Member, to make a Member Funding to Member Newco in an amount equal to the amount of the CBL Member Mandatory Contribution that CBL Member has failed to make (such Member Funding by the JG Members, a "JG Members Substituted Default Contribution"), if, by the end of such ten (10)-day period, CBL Member has not contributed the defaulted CBL Member Mandatory Contribution to Member Newco.

          (f) All additional Member Funding required to be made by CBL Member and/or the JG Members Substitute Member hereunder and all JG Members Substituted Default Contributions that the JG Members elect to make hereunder may be made in the form of a capital contribution to Member Newco or a loan to Member Newco. All additional Member Funding required to be made by CBL Member and/or the JG Members Substitute Member under this Section 11.01 and all JG Members Substituted Default Contributions, if any, elected to be made by the JG Members under this Section 11.01 are collectively referred to herein as the "Mandatory Contributions". Any loan may be made by an Affiliate of a Member but only if such Affiliate is a wholly-owned subsidiary or wholly-owned entity of the Member. Any Mandatory Contributions made in the form of a capital contribution shall be credited to the Capital Account of the Member making such Mandatory Contribution and shall be entitled to a return equal to the Interest/Return, but shall not affect or modify the respective Profits Interests of any of the Members. Any Mandatory Contributions made in the form of a loan to Member Newco shall be unsecured, shall be evidenced by a non-negotiable promissory note, shall bear interest at a rate equal to the Interest/Return and shall be repaid only from Distributable Cash or Capital Events Distributions as set forth below.

     7.39 Additional Non-Required Contributions. Except for the CBL Member Mandatory Contributions, and, from and after a JG Members Exit Event, the Mandatory Contributions of the JG Members Substitute Member, as set forth in
Section  11.01,  no Member shall be required to make any Member Funding or loans

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

to Member Newco. To the extent requested by the Managing Member, from time to time, one (1) or more Members may be permitted to make additional Member Funding or loans if and to the extent they so desire. In such event, the Members shall have the opportunity (but not the obligation) to participate in such Member Funding or loans on a pro rata basis in accordance with their Profits Interests. Any such additional contributions of capital or loans are referred to herein as the "Non-Required Contributions". If any Member shall decline to make such Non-Required Contributions, such declining Member shall not be deemed to be in default under this Agreement, and the other Members may make such Non-Required Contributions on behalf of the declining Members, but there shall be no change in any Member's Profits Interest. If a Member elects to make such Non-Required Contributions, however, such Member shall be entitled to either loan or contribute such funds to Member Newco. Any Non-Required Contributions made in the form of a capital contribution shall be credited to the contributing
Member's Capital Account and shall be entitled to a return equal to the Interest/Return, but shall not affect or modify the respective Profits Interests of any of the Members. Any Non-Required Contributions made in the form of a loan to Member Newco shall be unsecured, shall be evidenced by a non-negotiable promissory note, shall bear interest at a rate equal to the Interest/Return and shall be repaid from Distributable Cash or Capital Events Distributions as set forth below.

     7.40 No Third-Party Rights. This Agreement is not intended to create and/or confer, and shall not be construed to create and/or confer (directly, indirectly, contingent or otherwise), any rights or benefits (including but not limited to any right to require any additional contributions or loans to Member Newco by the Members, and/or any so-called third-party beneficiary rights) on any Person who is not a Member or Affiliate of a Member.

     7.41 Member Construction Loans not Member Funding. Member Constructions Loans and accrued and unpaid interest thereon shall not be deemed to be either Initial Contributions, Mandatory Contributions, or Non-Required Contributions.

     7.42 No Further Assessments on Membership Interests. Except as set forth in this Agreement, the Members are not subject to any further assessments of their Membership Interests. All Membership Interests of the Members, when first issued and paid for as described herein, shall be fully paid and nonassessable, subject to the provisions of this Article XI.


                            DISTRIBUTIONS TO MEMBERS


     7.43  Distributions  of  Distributable  Cash.  Subject to the provisions of
Article XI above, all Distributable Cash shall be distributed to the Members on a periodic basis but not less frequently than quarterly in the following amounts and in the following order of priority:

     (a) To the Members, as an advance on distributions, if any, described in clauses (b) through (i) of this Section 12.01, until each Member has received an amount of Distributable Cash that is equal to (i) forty percent (40%) of the amount of net taxable income (other than long term capital gains) allocated to such Member for the previous taxable year of Member Newco and (ii) twenty

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

percent (20%) of any long term capital gains allocated to such Member for the previous taxable year of Member Newco (such distribution to the Members for a given period being collectively referred to herein as the "Tax Distribution"). [For purposes of this Agreement, there shall be no Tax Distribution for Member Newco's 2005 taxable year and Tax Distribution shall commence with Member Newco's 2006 taxable year and the first of such Tax Distributions shall equal forty percent (40%) of the amount of net taxable income allocated to such for Member Newco's 2005 taxable year but only for the period from the date of this Agreement to the end of Member Newco's 2005 taxable year and allocations of net taxable income of Member Newco that relate to the period from January 1, 2005 to the date of this Agreement shall be disregarded hereunder];

     (b) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid Interest/Return on the aggregate unreturned Mandatory Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Mandatory Contributions;

     (c) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the aggregate unreturned Mandatory Contributions of all of the Members, to the extent of any unreturned Mandatory Contributions;

     (d) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the accrued and unpaid Interest/Return on the aggregate unreturned Non-Required Contributions of all of the Members, to the extent of any accrued and unpaid Interest/Return on unreturned Non-Required Contributions;

     (e) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the aggregate unreturned Non-Required Contributions of all of the Members, to the extent of any unreturned Non-Required Contributions;

     (f) The balance, if any, to CBL Member, to the extent of any accrued and unpaid Interest/Return on any unreturned Initial Contribution of CBL Member;

     (g) The balance, if any, to CBL Member, to the extent of any unreturned Initial Contribution of CBL Member;

     (h) The balance, if any, to the JG Members, pro rata, to the extent of any unreturned Initial Contribution of the JG Members; and

     (i) The balance, if any, to the Members, as follows:

                                    the JG Members (pro rata, in the aggregate)
                                    fifty percent (50%) CBL Member fifty percent
                                    (50%)

     7.44 Capital Events Distributions. Subject to the provisions of Article XI and Section 12.01 above, all Capital Events Distributions shall be made to the Members in the same manner as set forth in Section 12.01 above.

     7.45 Distribution of Incoming Equalizing Contribution to CBL Member. The entire amount of any Incoming Equalizing Contribution shall be distributed by

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

Member Newco to CBL Member and shall be applied to reduce (as to CBL Member only) the unpaid and/or unreturned amounts described in clauses (b) through (g) of Section 12.01 in reverse order.

     7.46 Limitation Upon Distributions. No distributions shall be made to Members if prohibited by the Act.



                    ALLOCATIONS OF NET PROFITS AND NET LOSSES

     7.47 Net Profits. Member Newco will elect the traditional method with curative allocations on sale for purposes of allocation of gain under Section 704(c) of the Code. The JG Members and CBL Member will agree upon the amounts to be allocated to land and depreciable property. Net Profits shall be allocated for each Fiscal Year to the Members as follows, except as otherwise required by the relevant provisions of the Code including but not limited to Subchapter K and the Treasury Regulations applicable thereto:

     (a) First, to each Member in an amount of the "unrecovered" Net Losses allocated to such Member under Section 13.02(a) and Section 13.02(b) below, pro rata in reverse order according to the amount of such "unrecovered" Net Losses as between the Members;

     (b) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the Interest/Returns on the aggregate unreturned Mandatory Contributions of all of the Members, to the extent of any Interest/Return on such unreturned Mandatory Contributions distributed pursuant to Section 12.01(b);

     (c) The balance, if any, to the respective Members, in proportion to each Member's pro rata share of the Interest/Returns on the aggregate unreturned Non-Required Contributions of all of the Members, to the extent of any Interest/Return on such unreturned Non-Required Contributions distributed pursuant to Section 12.01(d);

     (d)  The   balance,   if  any,  to  CBL  Member,   to  the  extent  of  any
Interest/Return   on  any  unreturned   Initial   Contributions  of  CBL  Member
distributed pursuant to Section 12.02(f); and

     (e) The balance, if any, to the Members, as follows:

                                    the JG Members (pro rata, in the aggregate)
                                    fifty percent (50%) CBL Member fifty percent
                                    (50%)

     For purposes hereof, the term "unrecovered" Net Losses means Net Losses allocated to a Member for a Fiscal Year for which such Member has not received a corresponding Net Profits allocation in a subsequent Fiscal Year. Once such allocation of Net Profits is made to a Member equivalent to all or any portion of previously allocated Net Losses, such amounts of Net Losses shall no longer be deemed "unrecovered".

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

     7.48 Net Losses. Subject to Section 13.03 below, Net Losses shall be allocated for each Fiscal Year to the Members as follows, except as otherwise required by the relevant provisions of the Code including but not limited to Subchapter K and the Treasury Regulations applicable thereto:

     (a) First, to each Member until the aggregate Net Losses allocated pursuant to this Section 13.02(a) for the current Fiscal Year and all previous Fiscal Years is equal to the aggregate amount of Net Profits allocated pursuant to Sections 13.01(b)-(e) in reverse order;

     (b) Second, to each Member until the aggregate Net Losses allocated pursuant to this Section 13.02(b) for the current Fiscal Year and all previous Fiscal Years is equal to the amount of the unreturned Mandatory Contributions, Non-Required Contributions, and Initial Contributions credited to each Member's Capital Account in the same proportion that each Member's respective contribution bears to the total of all Member's contributions to each category of Member Funding in reverse order; and

     (c) The balance, if any, to the Members, as follows:

               the JG Members (pro rata, in the aggregate) fifty percent (50%) CBL Member fifty percent (50%)

     7.49 2005 Fiscal Year.
For Member Newco's 2005 Fiscal Year, Net Profits and Net Losses from and including January 1, 2005 to and including the date of this Agreement shall be allocated one hundred percent (100%) to the JG Members, pro rata, and Net Profits and Net Losses after the date of this Agreement through and including December 31, 2005 shall be allocated as set forth in Sections 13.01 and 13.02, respectively.


                                BOOKS AND RECORDS

     7.50 Accounting Period. Member Newco's accounting period shall be the Fiscal Year.

     7.51 Records and Reports. Member Newco shall keep at its principal place of business and at the Project the following records:

     (a) A current list of the full name and last-known address of each Member;

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

     (b) A current list of the full name and last-known address of each assignee of any Member's rights to Distributable Cash or other property of Member Newco and a description of the rights assigned;

     (c) A copy of the Articles of Organization;

     (d) Copies of this Agreement and any agreements concerning classes or series of Membership Interests;

     (e) Copy of Member Newco's federal, state and local income tax returns and reports, if any, for the three (3) most recent Fiscal Years;

     (f) Copies of Member Newco's financial statements for all Fiscal Years from Member Newco's inception, which statements must include a balance sheet as of the end of such year and an income statement for such year, and accounting records of Member Newco;

     (g) Records of all proceedings of Members, if any;

     (h) Any written consents obtained from Members under the Act;

     (i) A statement of all contributions accepted by and all Member loans made to Member Newco, the identity of the contribution and the agreed value of the contribution and the amount of all such Member loans; and

     (j) A copy of all contribution agreements and loan agreements and/or promissory notes or similar instruments executed by Member Newco in favor of any Member.

     7.52 Inspection of Records by Members. A Member shall have the right to inspect and copy, during regular business hours at Member Newco's principal executive office, the books and records described in Section 14.02 upon the Member giving Member Newco written notice not less than five (5) Days prior to the date the Member wishes to inspect and copy.

     7.53 Tax Returns. The Managing Member shall cause the Accountants to prepare and timely file all tax returns required to be filed by Member Newco pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which Member Newco does business. Prior to filing such returns, the Managing Member shall provide drafts of such returns, or pertinent information therefrom, to the Members on or prior to March 1 of each Fiscal Year for review by such Members. The Members shall provide comments to Member Newco on such draft returns within seven (7) Days after receiving them. CBL Member shall use its reasonable good faith efforts to cause a delivery of K-1 forms to the Members by March 15 of each Fiscal Year. CBL Member shall provide each Member with CBL Member's reasonable good faith estimate of the projected taxable income and projected debt allocation to each Member for the next Fiscal Year by December 1 of each Fiscal Year.

     7.54  Financial  Statements.  The  Managing  Member,  shall  deliver to the
Members copies of unaudited internal annual financial statements as soon as available and in any event within thirty (30) Days after the close of each Fiscal Year of Member Newco and copies of audited annual financial statements as soon as available and in any event within ninety (90) Days after the close of

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

the Fiscal Year of Member Newco, including in each case a balance sheet as of the end of such Fiscal Year and the related statement of income for such Fiscal Year, in each case setting forth in comparative form the figures for the preceding Fiscal Year and each prepared according to GAAP.


                       TERMINATION OF MEMBERSHIP INTEREST

     7.55 Termination of Interest. Subject to Article XX of this Agreement, a Member's continued membership in Member Newco shall terminate upon the: (a) acquisition of the Member's complete Membership Interest by Member Newco; (b) bankruptcy of the Member; (c) dissolution of the Member; (d) a merger in which Member Newco is not the surviving entity; (e) an attempt by the Member to withdraw or retire from being a Member in violation of Section 15.02 below; or
(f) the occurrence of any other event under the Act or applicable law that terminates the continued membership of the Member in Member Newco.

     7.56 Withdrawal. Notwithstanding the foregoing, a Member shall not have the right under this Agreement to withdraw or retire from being a Member, to assign all or any portion of the Member's Membership Interest except as provided in
Article  XVI  and  Article  XX  hereof,  to  voluntarily  become  bankrupt,   to
voluntarily dissolve, or to otherwise voluntarily terminate the Member's Membership Interest, each of which is an Event of Default under Article XX of this Agreement. Nothing in this Section 15.02 shall prejudice the rights or remedies of the Members under Article XX.

     7.57 Effect of Termination of Membership. If for any reason the continued membership of a Member is terminated, then, if such termination causes an Event of Dissolution, but the business of Member Newco is continued as provided in
Section 17.02 of this Agreement, unless otherwise approved by the Members (other than the Member whose membership has been terminated) by a Majority Vote, a Member whose status as a Member is terminated, regardless of whether or not such termination was a result of a voluntary act by such Member, shall have only the right to receive distributions of Distributable Cash or Capital Events Distributions and shall thereafter no longer be or be deemed to be a Member. Additionally, if for any reason the continued membership of a Member is terminated, then (i) if such Member whose Membership Interest is terminated is the Managing Member, the Member shall immediately cease being the Managing Member, and (ii) such Member's voting rights shall terminate, subject to the provisions of Section 20.04 below.


              TRANSFERS OF MEMBERSHIP INTERESTS AND RESTRICTIONS ON TRANSFERS; IMPASSE PROVISIONS; PLEDGE OF MEMBERSHIP INTERESTS

     7.58 Definition of "Assignment". For purposes of this Article, the words "assign" or "assignment" when used in the context of the assignment of all or any portion of a Member's Membership Interest, shall mean and include any transfer, alienation, sale, assignment, pledge, grant of security interest, lien or encumbrance, or other disposition, whether voluntarily or by operation of law.

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

     7.59  Restriction  on  Assignment.  Except as  expressly  permitted in this
Article XVI, no Member shall assign all or any part of its Membership Interest in Member Newco. Any attempted assignment of all or any portion of a Membership Interest other than as permitted in this Article XVI shall be null and void and shall have no effect whatsoever.

     7.60 Exempt Assignments.


     (a) Subject to the provisions of Sections 16.06 and 16.07 which shall be applicable to all assignments of Membership Interests, the prohibition on assignments set forth in Section 16.02 above shall not apply to an assignment of all or any part of a Membership Interest of any Member:

          (a) to any of the other Members or a wholly-owned Affiliate of a Member;

          (b) to family partnerships, family trusts, family limited liability companies or similar family entities so long as such Member or its principals continue to Control such Membership Interests and either the proposed transferee has sufficient net worth to cover any funding obligations of the transferring Member or the transferring Member agrees to and does guarantee the funding obligations of the proposed transferee;

          (c) With respect to the JG Members, to (A) any entity Controlled by Richard E. Jacobs, any JG Member, or Jacobs Realty Investors Limited Partnership; or (B) to a trust Controlled by the transferor or a trust benefiting any one or more Persons who bear the following family relationship to Richard E. Jacobs: (1) children (natural and adopted) and their natural and adopted descendants; (2) stepchildren and their natural and adopted descendants; (3) siblings and their natural and adopted descendants; or (4) a spouse of any Person described in subclause
               (1), (2) or (3);

          (d) where such assignments are part of a merger, consolidation or sale of all or substantially all of the assets or stock of the JG Members and/or its Affiliates or of CBL Member and/or Affiliates;

          (e) where such assignments are pursuant to the admission of an additional member(s) to Member Newco in accordance with this Agreement; and/or

          (f) where such assignments are pursuant to transfers set forth in Sections 16.04, 16.05, Article XVII and/or Section 20.03 below.

In the event of any assignment permitted hereunder, the transferring Member shall provide written notice of such assignment to all of the Members and, if required, Member Newco's lender and shall take commercially reasonable steps so as to minimize, if practical, the possibility of termination under Section 708 of the Code.

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

     (b) For purposes of clauses (ii), (iii) and (iv) of Section 16.03(a) above:

          (a) any Person having a right to revoke the trust in whole or in part shall be regarded as the beneficiary of the portion of the trust such Person has the right to revoke;

          (b) to the extent that more than one trustee is acting for a single trust, such trustees shall deliver to the Managing Member a written designation of one of them as their representative to Member Newco;

          (c) if, in case of clause (ii), the trustees fail to so designate a representative, their representative shall be such one of them as the Managing Member shall designate by written designation delivered to all of them from time to time;

          (d) all acts permitted to be taken by and all communications to be given to the owner of a Membership Interest in Member Newco shall be taken by or given to such representative with respect to the Membership Interest in Member Newco owned by the trust of which such representative is a trustee; and

          (e) any action taken by such a representative shall be deemed to be the act of and shall be binding upon each trust owning a Membership Interest in Member Newco for which such representative is trustee or is designated to act.

     (c) The restrictions on assignments set forth in this Article XVI shall apply to assignments of equity interests in a Member, provided that:

          (a) any assignment of equity interests in a Member to a Person described in clauses (i), (ii) or (iii) of Section 16.03(a) that would be permitted if such assignment were an assignment of all or any part of the Membership Interest of a Member shall also be permitted hereunder, as long as, after giving effect to such assignment, CBL Member Parent continues to Control CBL Member (in the case of an assignment of equity interests in CBL Member) and Richard E. Jacobs continues to Control the JG Member during his lifetime (in the case of an assignment of equity interests in any JG Member);

          (b) the restrictions on assignments set forth in this Article XVI shall not apply to any assignment of not more than fifteen percent (15%) of the equity interests in any JG Member to a third party or third parties who is not a Person described in clause
               (i) of this Section 16.03(c), as long as Richard E. Jacobs continues to Control the JG Member during his lifetime;

          (c) the restrictions on assignments set forth in this Article XVI shall not apply to any assignment of not more than fifteen percent (15%) of the equity interests in CBL Member to a third party or third parties who is not a Person described in clause
               (i) of this Section 16.03(c), as long as CBL Member Parent, continues to Control CBL Member; and

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

          (d) the restrictions on assignments set forth in this Article XVI shall not apply to the sale or issuance of equity interests of CBL Member Parent or any Person that Controls CBL Member Parent or to any merger, consolidation or sale of all of the assets or partnership interests of CBL Member Parent or any Person that Controls CBL Member Parent.

The parties hereto agree that neither party may transfer or issue or allow the transfer or issuance of equity interests in such Member in such manner as to violate the purposes of the transfer restrictions under this Article XVI. Upon the assignment of a Membership Interest of any Member to such Member's successor in an assignment permitted under this Article XVI, and the assumption by such successor of the assigning Member's obligations under this Agreement with respect to the Membership Interest so assigned, and the delivery to the other Members of a true and complete copy of the assignment and assumption agreement(s), such successor shall, upon such assignment and assumption, be considered a Member and may exercise all of such Member's rights.

     7.61 Mandatory Buy/Sell on Impasse.

     (a) Impasse. Except as otherwise set forth in this Agreement, any dispute or disagreement arising between the Members in connection with any decision set forth in this Agreement that requires the unanimous approval of the Members under Section 5.03, which is not settled to the mutual satisfaction of CBL Member and the JG Members shall constitute an "Impasse," except that no dispute or disagreement arising between CBL Member and the JG Members with respect to matters referred to in Section 5.03(a) shall be an Impasse for purposes of this
Section 16.04 before the January 1, 200[ ]. Either Member (the "Impasse Notice Sender") may notify the other Member (the "Impasse Notice Recipient") that an Impasse exists (the "Initial Impasse Notice") and that, unless the Impasse Notice Recipient shall provide its approval of the item in question, the Impasse Notice Sender may invoke the provisions of this Section 16.04. The Impasse Notice Recipient shall have (i) thirty (30) Days in the event of all matters other than an Impasse with respect to matters described in Sections 5.03(b),
(c), (g), or (h) above (each, an "Expedited Impasse Event"), as set forth in subclause (ii) of this sentence; or (ii) ten (10) Days in the case of an Expedited Impasse Event, within which to either (x) note its continuing disapproval of the item in question, or (y) provide its consent to, approval of or agreement with the position of Impasse Notice Sender as to the decision or matter creating the Impasse. In the event the Impasse Notice Recipient does not respond to the Initial Impasse Notice within such 30-Day period or 10-Day period, as the case may be, the Impasse Notice Recipient shall be deemed to have consented to or approved of the decision or matter creating the Impasse in accord with the Impasse Notice Sender. If the Impasse Notice Recipient shall respond within such 30-Day or 10-Day period, as the case may be, by notifying the Impasse Notice Sender that the Impasse Notice Recipient continues to disapprove of the item in question, then either Member may thereupon give the other Member an Impasse Offer Notice as referenced below. If a Member gives the Initial Impasse Notice as provided in this Section 16.04, the other Member shall no longer have any right to give an Initial Impasse Notice with respect to the same Impasse.

     (b) Put/Call on Impasse. In the event that an Impasse occurs and the Initial Impasse Notice has been sent to the Impasse Notice Recipient and the Impasse Notice Recipient has responded within the applicable time parameters set

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forth above with a response setting forth its continued  disapproval of the item in  question,  then either  Member (the  "Impasse  Initiator")  may give written
notice  (the  "Impasse   Offer  Notice")  to  the  other  Member  (the  "Impasse
Respondent"), setting forth the Impasse Initiator's estimation of the aggregate asset value of the Project (net of any outstanding Constructions Loans and/or Permanent Financing/Refinancing) (the "Impasse Project Value") and stating the Impasse Initiator's intent to buy all, but not less than all, of the Impasse Respondent's and its Affiliates', if any, Membership Interest, whereupon the provisions set forth in this Section 16.04(b) and Section 16.04(c) shall apply. Notwithstanding the foregoing, if both CBL Member and the JG Members, or Affiliates of each of CBL Member and the JG Members, are also members or other equity holders in the Outparcel Venture or any other Entity that directly or indirectly owns or leases any real property that is contiguous with the Project, no Impasse Offer Notice shall be effective unless a contemporaneous notice is given under any comparable provision of any operating, partnership or similar agreement with respect to such real property between CBL Member and the JG Members, or their respective Affiliates, as the case may be.

          (a) Purchase Price. The Impasse Project Value shall provide the basis for determining the cash purchase price at which the Impasse Initiator would be willing to purchase the Membership Interests of the Impasse Respondent and its Affiliates (the "Impasse Initiator Offer Price") and the cash purchase price at which the Impasse Respondent may elect to acquire the Membership Interests of the Impasse Initiator and its Affiliates (the "Impasse Respondent Purchase Price") as follows:

               (i) The Impasse Initiator Offer Price shall be an amount equal to the amount that would be distributed to the Impasse Respondent upon a Capital Events Distribution in an amount equal to the Impasse Project Value

               (ii) The  Impasse  Respondent  Purchase  Price shall be an amount equal to the amount that would be distributed to the Impasse Initiator upon a Capital Events Distribution in an amount equal to the Impasse Project Value.

          (b) Exercise of Impasse Put/Call. Upon receipt of the Impasse Offer Notice, the Impasse Respondent and its Affiliates, if any, shall then be obligated either :

                    To sell to the Impasse Initiator for cash the entire Membership Interest of the Impasse Respondent and its Affiliates, if any, in Member Newco for the Impasse Initiator Offer Price, as described above and subject to adjustments as provided in Section 16.04(c) below;

                    (Y) To purchase the entire Membership Interest of the Impasse Initiator and its Affiliates, if any, in Member Newco for the Impasse Respondent Purchase Price, as described above and subject to adjustments as provided in
                    Section 16.04(c) below; or

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                    (Z) To consent to,  approve of or agree with the position of the Impasse Initiator as to the decision or matter creating the Impasse.

          (c) The Impasse Respondent shall notify the Impasse Initiator of its election within (x) thirty (30) Days after the date of receipt of the Impasse Offer Notice as to any Impasse that occurs with respect to any matter other than an Expedited Impasse Event, or
               (y) ten (10) Days after the date of receipt of the Impasse Offer Notice as to any Impasse that occurs relating to an Expedited Impasse Event. Failure of a Impasse Respondent to give the Impasse Initiator notice that such Impasse Respondent has elected to proceed under Section 16.04(b)(ii)(Y) or Section 16.04(b)(ii)(Z) above shall be conclusively deemed to be an election under Section 16.04(b)(ii)(X) (i.e., to sell).

          (d) If the Impasse Respondent timely notifies the Impasse Initiator that such Impasse Respondent has elected to proceed under Section 16.04(b)(ii)(Z), the Impasse shall be deemed resolved, and neither Member shall be required or entitled to purchase the other Member's Membership Interest or sell its own Membership Interest pursuant to this Section 16.04 with respect to the resolved Impasse. If the Impasse Respondent timely notifies the Impasse Initiator that such Impasse Respondent has elected to proceed under Section 16.04(b)(ii)(X) or Section 16.04(b)(ii)(Y), or if the Impasse Respondent is deemed to have elected to proceed under Section 16.04(b)(ii)(X), then the Impasse Initiator shall have a further fifteen (15) Days after receipt of such notice or the effective date of such deemed election to notify the Impasse Respondent that the Impasse Initiator consents to, approves of or agrees with the position of the Impasse Respondent as to the decision or matter creating the Impasse. If the Impasse Initiator timely so notifies the Impasse Respondent, the Impasse shall be deemed resolved, and neither Member shall be required or entitled to purchase the other Member's Membership Interest or sell its own Membership Interest pursuant to this Section 16.04 with respect to the resolved Impasse. If the Impasse Initiator does not timely so notify the Impasse Respondent, the parties shall proceed pursuant to the foregoing election or deemed election of the Impasse Respondent.

     (c) Closings.

          (a) Location and Time Periods. The closing of any sale of a Membership Interest in Member Newco pursuant to this Section
               16.04 shall be held at the principal offices of Member Newco, unless otherwise mutually agreed, on a mutually acceptable date not more than ninety (90) Days after (A) the receipt by the Impasse Initiator of the written notice of election by the Impasse Respondent, or (B) after the expiration of the time within which the Impasse Respondent must so elect, as provided in
               Section 16.04(b)(iii).

          (b) Closing Adjustments. At the closing, any closing adjustments as set forth in the Impasse Offer Notice (and if not so designated in the Impasse Offer Notice then those adjustments which are then usual and customary in Raleigh, North Carolina) shall be made between the purchasing party and the selling party as of the date of closing. Any Member transferring its Membership Interest shall

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               transfer  such  Membership  Interest free and clear of any liens, encumbrances or any interests of any third party and shall execute or cause to be executed any and all documents required to fully transfer such Membership Interest to the acquiring Member including, but not limited to, any documents necessary to evidence such transfer, and all documents required to release the interest of any other party who may claim an interest in such Member's Membership Interest. Any monetary default or obligation of the selling Member must be cured out of the proceeds from such sale at the closing. Following the date of closing, the selling Member shall have no further rights to any distributions of Distributable Cash or Capital Events Distributions, and all such rights shall vest in the selling Member's transferee.

     7.62 Right of First Refusal; Buy/Sell.

     (a) Right of First Refusal. No transfer of any Membership Interests shall be permitted under this Section 16.05(a) before January 1, 20[ ]. If, at any time after December 31, 20[ ], a Member shall desire to transfer all (and not less than all) of its Membership Interest (which shall include its Affiliates' Membership Interest, if any) to any Person and such transfer is not an exempt assignment pursuant to Section 16.03 above nor a transfer otherwise permitted under this Article XVI, then, in such event and subject to the rights of the Non-Transferring Members set forth in this Section 16.05(a), said Member (the "Transferring Member", which term shall include said Member's Affiliates holding a Membership Interest) may transfer its Membership Interest to such third party (the "Third-Party Purchaser") only after compliance with the procedures of this
Section 16.05(a). The Transferring Member shall give written notice (the "RoFR Notice") to the other Members (the "Non-Transferring Members") of its intent to transfer its Membership Interest and the Third-Party Purchaser to whom it desires or intends to transfer same, the terms of such proposed purchase including the price to be paid, method of payment and any contingencies or other material provisions of such proposed purchase, and the time parameters within which said transfer is to take place. Notwithstanding the foregoing, if both CBL Member and the JG Members, or Affiliates of each of CBL Member and the JG Members, are also members or other equity holders in the Outparcel Venture or any other Entity that directly or indirectly owns or leases any real property that is contiguous with the Project, no RoFR Notice shall be effective unless a contemporaneous notice is given under any comparable provision of any operating, partnership or similar agreement with respect to such real property between CBL Member and the JG Members, or their respective Affiliates, as the case may be. The Non-Transferring Members shall have sixty (60) Days from the date of their receipt of the RoFR Notice (the "RoFR Period") to elect to purchase all and not less than all of the Transferring Member's Membership Interest for the price upon which said Third-Party Purchaser is willing to pay for said Membership Interest. In the event the Non-Transferring Members either elect not to purchase the Transferring Member's Membership Interest or do not notify the Transferring Member in writing of their decision by the end of the RoFR Period referred to above, then the Transferring Member may, for a period of one-hundred twenty
(120) Days after the end of the RoFR Period referred to above, transfer the referenced Membership Interest to the Third-Party Purchaser but only upon such terms as are substantially similar to the terms at which said Membership Interest was offered to the Non-Transferring Members. If the Transferring Member shall not have closed on the transfer of the referenced Membership Interest to said Third-Party Purchaser within said 120-Day period, said transfer shall once again become subject to the terms and conditions of this Section 16.05(a), the Transferring Member shall be required to once again to comply with the

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procedures set forth in this Section 16.05(a), and the Transferring Member shall be precluded from giving another RoFR Notice under this Section 16.05(a) for a period of six (6) months following the expiration of said 120-Day period. In the event the Non-Transferring Member(s) exercise their right to purchase the Membership Interest of the Transferring Member, the closing of said transaction shall occur no later than one-hundred twenty (120) Days from the end of the RoFR Period referenced above. Notwithstanding the provision of this Section 16.05(a), in the event that during the RoFR Period the Third-Party Purchaser shall revoke its offer to purchase or the Transferring Member shall determine to not accept the offer of the Third-Party Purchaser, then the Transferring Member shall be entitled to revoke, in writing, the RoFR Notice and the Non-Transferring Members shall not have the right to purchase the Transferring Member's Membership Interest on the terms of such RoFR Notice.

          (b)  Buy/Sell.


               (a) No transfer of any Membership Interests shall be permitted under this Section 16.05(b) before January 1, 20[ ]. At any time after December 31, 20[ ], a Member (the "Buy/Sell Initiator") may give written notice (the "Buy/Sell Offer Notice") to the other Member (the "Buy/Sell Respondent"), setting forth the Buy/Sell Initiator's intent to buy all, but not less than all, of the Membership Interests of the Buy/Sell Respondent and its Affiliates, if any, whereupon the provisions set forth in this Section 16.05(b) shall apply. Notwithstanding the foregoing, if both CBL Member and the JG Members, or Affiliates of each of CBL Member and the JG Members, are also members or other equity holders in the Outparcel Venture or any other Entity that directly or indirectly owns or leases any real property that is contiguous with the Project, no Buy/Sell Offer Notice shall be effective unless a contemporaneous notice is given under any comparable provision of any operating, partnership or similar agreement with respect to such real property between CBL Member and the JG Members, or their respective Affiliates, as the case may be. If a Member gives a Buy/Sell Offer Notice as provided in this paragraph, the other Member shall no longer have any right to give its own Buy/Sell Offer Notice under this paragraph while a sale or purchase of a Membership Interest under this Section 16.05(b) pursuant to such Buy/Sell Offer Notice is pending.

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               (i)  Purchase Price. The Buy/Sell  Initiator shall specify in its
                    Buy/Sell Offer Notice the Buy/Sell Initiator's estimation of the aggregate asset value of the Project (net of any
                    outstanding    Constructions    Loans    and/or    Permanent
                    Financing/Refinancing)  (the "Buy/Sell Project Value").  The
                    Buy/Sell   Project   Value  shall   provide  the  basis  for
                    determining the cash purchase price at which the Buy/Sell Initiator would be willing to purchase the Membership Interests of the Buy/Sell Respondent and its Affiliates (the "Buy/Sell Initiator Offer Price") and the cash purchase price at which the Buy/Sell Respondent may elect to acquire the Membership Interests of the Buy/Sell Initiator and its Affiliates (the "Buy/Sell Respondent Purchase Price") as follows:

                    (I) The Buy/Sell Initiator Offer Price shall be an amount equal to the amount that would be distributed to the Buy/Sell Respondent upon a Capital Events Distribution in an amount equal to the Buy/Sell Project Value.

                    (II) The  Buy/Sell  Respondent  Purchase  Price  shall be an amount equal to the amount that would be distributed to the Buy/Sell Initiator upon a Capital Events Distribution in an amount equal to the Buy/Sell Project Value.

               (ii) Exercise of Buy/Sell.  Upon  receipt of the  Buy/Sell  Offer
                    Notice, the Buy/Sell Respondent shall then be obligated either:

                    (I) To sell to the Buy/Sell Initiator for cash the entire Membership Interest of the Buy/Sell Respondent and its Affiliates, if any, in Member Newco for the Buy/Sell Initiator Offer Price, as described above and subject to adjustments as provided in Section 16.05(b)(ii)(B) below; or

                    (II) To  purchase  the  entire  Membership  Interest  of the
                         Buy/Sell Initiator and its Affiliates, if any, in Member Newco for the Buy/Sell Respondent Purchase Price, as described above and subject to adjustments as provided in Section 16.05(b)(ii)(B) below.

               (iii) The   Buy/Sell   Respondents   shall  notify  the  Buy/Sell
                    Initiator of their election within thirty (30) Days after the date of receipt of the Buy/Sell Offer Notice. Failure of Buy/Sell Respondents to give the Buy/Sell Initiator notice

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

                    that such Buy/Sell Respondents have elected to proceed under
                    Section 16.05(b)(i)(B)(II) above shall be conclusively deemed to be an election under Section 16.05(b)(i)(B)(I) (i.e., to sell).

          (b)  Closings.


               (i) Location and Time Periods. The closing of any sale of a Membership Interest in Member Newco pursuant to this Section 16.05(b) shall be held at the principal offices of Member Newco, unless otherwise mutually agreed, on a mutually acceptable date not more than ninety (90) Days after (1) the receipt by the Buy/Sell Initiator of the written notice of election by the Buy/Sell Respondent, or (2) after the expiration of the time within which the Buy/Sell Respondents must so elect, as provided in Section 16.05(b)(i)(C).

               (ii) Closing Adjustments. At the closing, any closing adjustments as set forth in the Buy/Sell Offer Notice (and if not so designated in the Buy/Sell Offer Notice then those adjustments which are then usual and customary in Raleigh, North Carolina) shall be made between the purchasing party and the selling party as of the date of closing. Any Member transferring its Membership Interest shall transfer such Membership Interest free and clear of any liens, encumbrances or any interests of any third party and shall execute or cause to be executed any and all documents required to fully transfer such Membership Interest to the acquiring Member including, but not limited to, any documents necessary to evidence such transfer, and all documents required to release the interest of any other party who may claim an interest in such Member's Membership Interest. Any monetary default or obligation of the selling Member must be cured out of the proceeds from such sale at the closing. Following the date of closing, the selling Member shall have no further rights to any distributions of Distributable Cash or Capital Event Distributions, and all such rights shall vest in the selling Member's transferee.

     7.63 Conditions of Assignments. Prior to any assignee of a Membership Interest becoming a Member, the following conditions must have been satisfied:

     (a) The assignor, his legal representative or authorized agent must have executed a written instrument of assignment of such Membership Interest in form and substance reasonably satisfactory to the Members;

     (b) The assignee must have executed a written agreement, in form and substance reasonably satisfactory to the Members, to assume all of the duties and obligations of the assignor under this Agreement with respect to the assigned Membership Interest and to be bound by and subject to all of the terms and conditions of this Agreement;

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

     (c) The assignor, his legal representative or authorized agent, and the assignee must have executed a written agreement, in form and substance reasonably satisfactory to the Members, to indemnify and hold Member Newco and the Members harmless from and against any loss or liability arising out of the assignment;

     (d) The assignee must have executed such other documents and instruments as the Members may deem necessary to effect the admission of the assignee as a Member; and

     (e) The assignee (if not previously a Member of Member Newco) or the assignor must have paid the expenses incurred by Member Newco in connection with the admission of the assignee to Member Newco.

     (f) In the case of an  assignment to a  Third-Party  Purchaser  pursuant to
Section 16.05(a) in which the JG Members are the Transferring Member (a "JG Members Exit Event"), (i) such Third-Party Purchaser (the "JG Members Substitute Member") shall have made a Member Funding to Member Newco (a "Incoming Equalizing Contribution") (which Incoming Equalizing Contribution Member Newco shall thereupon immediately distribute to CBL Member) in an amount such that, after giving effect to the distribution of the Incoming Equalizing Contribution to CBL Member, the JG Members Substitute Member's Capital Interest (expressed as a percentage) shall be equal to the JG Members Substitute Member's Profits Interest and (ii) the JG Members Substitute Member or its Affiliates shall provide CBL Member and its Affiliates, if any, and/or third-party lenders to Member Newco, as the case may be, with such additional agreements or undertakings as CBL Member or such lenders may reasonably require to replace or hold CBL Member and its Affiliates harmless from any liability, loss, cost or expense arising out of that portion of any then-outstanding loans (other than loans that are Mandatory Contributions or Non-Required Contributions) and/or Affiliate Loan Guarantees theretofore provided by CBL Member or its Affiliates that corresponds to the JG Members Substitute Member's Capital Interest (expressed as a percentage).

     7.64 Lender Approval. In the event that, pursuant to the terms of any loan agreement, security agreement, deed of trust or other agreement existing at any time between Member Newco and any lender, the approval of such lender is required prior to the time that any transfer or assignment of any Membership Interest in Member Newco may occur, then, notwithstanding any provision of this
Article XVI to the contrary, no transfer or assignment of any Membership Interest in Member Newco shall occur until all required approvals and/or consents of any such lender have been obtained. Notwithstanding anything herein to the contrary, if the required lender's approval has not been obtained within the time period set forth in Section 16.04(b)(iii) or the RoFR Period, then such period will be extended to a date that is three (3) Days after all Members have received written notice of lender's consent, but in no event shall such extension be longer than thirty (30) Days.

     7.65 Pledge of Membership Interests. Except as relates to any pledge of Membership Interests required by any financing by Member Newco or any collateral assignment of a Member's rights to receive distributions in respect of such Member's Membership Interest, no Member may pledge, mortgage, hypothecate, assign as security, create a security interest in or charge against or other encumbrance of all or any part of its Membership Interest, whether directly or indirectly, voluntarily or involuntarily or by operation of law. Notwithstanding the foregoing, no Member shall be obligated to pledge its Membership Interests in connection with any such financing. Failure of a Member to agree to pledge its Membership Interests in connection with any such financing shall not constitute an Impasse, and Section 16.04 shall not apply to such failure. The JG Members and CBL Member agree that each of them will, upon request of a lender to Member Newco or the Company, collaterally assign for the benefit of the lender, their respective rights to receive distributions in respect of their Membership Interests.

     7.66  Mutually  Exclusive  Rights.  The rights of the Members  described in
Section 16.04, Section 16.05(a), and Section 16.05(b) in this Article XVI and in
Section 20.03 are mutually exclusive, meaning that, if the exercise, or the right to exercise, one of such rights is pending or in process (the "Active Right"), neither of the other rights can be initiated, and no assignment that would be subject to either of the other rights can be initiated or completed, until the Active Right closes, lapses, or is otherwise terminated.

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                     DISSOLUTION, TERMINATION AND WINDING-UP

     7.67 Events Causing Dissolution. Member Newco shall be dissolved upon the occurrence of any of the following events (collectively, "Events of Dissolution"): (a) when the period, if any, fixed for the duration of Member Newco shall expire pursuant to Section 2.05 of this Agreement; (b) by action of the Members pursuant to the Act; (c) by action of and at the option of the remaining Members in the event of (i) the termination of any Member as provided in Section 15.01 of this Agreement; (ii) the acquisition by Member Newco of the complete Membership Interest of any Member; or (iii) the occurrence of any other event that terminates the continued membership of any Member; or (d) a merger in which Member Newco is not the surviving organization ("Merger").

     7.68 Continuation. Notwithstanding Section 17.01(c), Member Newco is not dissolved and is not required to be wound up by reason of any Event of Dissolution arising out of the termination of the continued Membership of a Member if there is at least one (1) remaining Member and the existence and business of Member Newco are continued by the remaining Member or by the affirmative Majority Vote of the Members if there is more than one remaining Member other than the Member as to whom the Event of Dissolution occurred, obtained no later than ninety (90) Days after the occurrence of the Event of Dissolution.

     7.69 Effect of Dissolution. Upon dissolution of Member Newco, Member Newco shall cease to carry on its business, except to the extent necessary (or appropriate) for the winding-up of the business of Member Newco. Upon the occurrence of an Event of Dissolution (other than by reason of a Merger), the Managing Member shall file with the Secretary of State of Ohio a notice of dissolution pursuant to the Act.

     7.70 Winding-Up, Liquidation and Distribution of Assets.

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

     (a) Upon the occurrence of an Event of Dissolution, other than as a result of a Merger, an accounting shall be made by the Accountants of the accounts of Member Newco and Member Newco's assets, liabilities and operations, from the date of the last previous accounting until the date of the occurrence of such Event of Dissolution. The Managing Member shall immediately proceed to wind-up the affairs of Member Newco.

     (b) If Member Newco is dissolved and its affairs are to be wound-up, the Managing Member shall:

          (a) Sell or otherwise liquidate all of Member Newco's assets as promptly as practicable (except to the extent the Members may determine to distribute any assets to the Members in kind);

          (b) Allocate any Net Profit or Net Loss resulting from such sales to the Members in accordance with Article XIII hereof;

          (c) Discharge all liabilities of Member Newco, including liabilities to Members who are creditors, to the extent otherwise permitted by law, other than liabilities to Members for distributions, and establish such Reserves as may be reasonably necessary to provide for contingent or other liabilities of Member Newco;

          (d) Distribute the remaining assets to the Members, either in cash or in kind, in accordance with the positive balance (if any) in the Capital Account of each Member (as determined after taking into account all Capital Account adjustments for Member Newco's Fiscal Year during which the liquidation occurs), with any balance in excess thereof being distributed in proportion to the Members' respective Profits Interests. Any such distributions in respect of Capital Accounts shall, to the extent practicable, be made in accordance with the time requirements set forth in Section 1.704-1(b)(2)(ii)(b)(2) of the Treasury Regulations; and

          (e) If any assets of Member Newco are to be distributed in kind, the net fair market value of such assets shall be determined. Such assets shall be deemed to have been sold as of the date of dissolution for their fair market value, and the Capital Accounts of the Members shall be adjusted pursuant to the provisions of this Agreement to reflect such deemed sale.

     (c) Notwithstanding anything to the contrary in this Agreement, upon a liquidation within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations, if any Member has a deficit Capital Account (after giving effect to all contributions, distributions, allocations and other Capital Account adjustments for all taxable years, including the year during which such liquidation occurs), such Member shall have no obligation to make any Member Funding to reduce or eliminate the negative balance of the Capital Account of such Member.

     7.71 Articles of Termination. Upon the dissolution and the completion of winding-up of Member Newco, the Managing Member or such other Member as may be designated by the Members, shall execute articles of termination of Member Newco

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

and file same with the Secretary of State of Ohio and execute and file with the Secretary of State of North Carolina such filings as are required to withdraw Member Newco from North Carolina. Upon such filing, the existence of Member Newco shall be terminated.

     7.72 Return of Contribution Nonrecourse to Other Members. Except as provided by law or as expressly provided in this Agreement, upon dissolution, each Member shall look solely to the assets of Member Newco for the return of the Capital Account of the Member. If Member Newco property remaining after the payment or discharge of the debts and liabilities of Member Newco is insufficient to return the Capital Account of one or more Members, including, without limitation, all or any part of that Capital Account attributable to Member Funding, then such Member or Members shall have no recourse against any other Member.


                            MISCELLANEOUS PROVISIONS

     7.73 Applicable Law. This Agreement, and the application or interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Ohio, and specifically the Act.

     7.74 No Action or Partition. No Member has any right to maintain any action for partition with respect to the property of Member Newco.

     7.75 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments necessary to comply with any laws, rules or regulations.

     7.76 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of an original violation.

     7.77 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies.
Such rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

     7.78 Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by this
Agreement,  their  respective  heirs,  legal  representatives,   successors  and
assigns.

     7.79 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of Member Newco or by any Person not a party hereto.

     7.80 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

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     7.81  Federal  Income Tax  Elections;  Tax Matters  Member.  All  elections required or permitted to be made by Member Newco under the Code shall be made by the unanimous consent of the JG Members and CBL Member, except that the Tax Matters Member (the "TMM") shall make an election under Sections 108/1017 or
Section 754 of the Code upon request of any Member. The TMM shall be responsible
for  all  administrative  and  judicial   proceedings  for  the  assessment  and
collection of tax deficiencies or the refund of tax overpayments arising out of a Member's distributive share of items of income, gain, deduction and/or credit of any other Company item (as that term is defined in the Code or in the Treasury Regulations) allocated to the Members affecting any Member's tax liability. The Members hereby appoint CBL Member as the initial TMM. The TMM shall promptly give notice to all Members of any administrative or judicial proceeding pending before the Internal Revenue Service involving any Company item and the progress of any such proceeding. Such notice shall be in compliance with such regulations as are issued by the Internal Revenue Service, except that, if such notice is not required by such regulations to be given to the Members, the TMM shall nevertheless give such notice to all of the Members. The TMM shall have all the powers provided to a tax matters partner in Sections 6221 through 6233 of the Code, including the power to select the forum to litigate any tax issue or liability arising from Company items, except that the TMM shall not settle any tax controversy without the consent of all of the Members or extend the statute of limitations with respect to any matter which is attributable to any Company item or affecting any item pending before the Internal Revenue Service. The provisions on limitations of liability of the Members and indemnification set forth in Article VIII shall be fully applicable to the TMM in its, his or her capacity as such. The TMM may resign at any time by giving written notice to Member Newco and each of the other Members. If CBL Member resigns as TMM, [JG Manager] shall immediately become the successor TMM. If [JG Manager] thereafter resigns as the TMM, then CBL Member shall immediately become the successor TMM, unless CBL Member elects not to become the successor TMM, in which event a new TMM shall be elected from among the Members by a Majority Vote. Additionally, if CBL Member is serving as the TMM at any time, but neither CBL Member nor any of its Affiliates is then a Member, CBL Member shall thereupon be deemed to have resigned as the TMM, and, if any JG Member is serving as the TMM at any time, but no JG Member nor any Affiliate of a JG Member is then a Member, such JG Member shall thereupon be deemed to have resigned as TMM.

     7.82 Notices. Unless oral notice is expressly permitted by this Agreement, any notices or other communications required or permitted to be given by this Agreement must be given in writing and either (i) personally hand-delivered,
(ii) mailed by prepaid certified or registered mail, with return receipt requested, (iii) sent by generally recognized overnight delivery service to the party to whom such notice or communication is directed with delivery fee prepaid, or (iv) sent via telefax transmission, and, in the case of notices sent by any medium other than as set forth in (ii) above, the burden of proof of receipt of such notice shall be on the sender thereof. Any such notices shall be sent to the address of such party as follows:

                           If to Member Newco, to:

                           [Triangle Town Member LLC]
                           2030 Hamilton Place Boulevard
                           Suite 500, CBL Member Center
                           Chattanooga, Tennessee  37421

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                           Attention:  Charles B. Lebovitz
                           (423) 490-8662 (fax)

                           If to any of the Members, to:

                           The address of such Member
                           as set forth on Exhibit B.


Any party may change such party's address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this Section 18.10.

     7.83 Amendments. This Agreement may be amended, modified or supplemented only by a writing executed by each of the Members; provided, however, that CBL Member is hereby authorized and directed to amend Exhibit B to reflect changes in the information set forth on Exhibit B.

     7.84 Enforceability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     7.85 Drafting. The Members acknowledge that each has participated substantially in the negotiation and drafting of this Agreement and agree that this Agreement shall not be construed more favorably toward one Member than another due to the fact that this Agreement may have been physically drafted by one Member or its counsel.

     7.86 Further Assurances. The Members each agree to cooperate, and to execute and deliver in a timely fashion any and all additional documents to effectuate the purposes of Member Newco and this Agreement.

     7.87 Time. Time is of the essence of this Agreement, and to any payments, allocations and distributions provided for under this Agreement.

     7.88 Integration. This Agreement and the Master Transaction Agreement, dated as of October [ ], 2005, by and among the JG Members, JG North Raleigh L.L.C., an Ohio limited liability company, JG Triangle Peripheral South LLC, an Ohio limited liability company, and CBL Member Parent, and the exhibits hereto and thereto, embody the entire agreement and understanding among the Members and supersede all prior agreements and understandings, if any, among and between the Members relating to the subject matter hereof and thereof.

     7.89 Termination of Letter Agreement. As set forth in Section 18.16 above, the Letter Agreement is hereby terminated and of no further force and effect.

     7.90 Public Announcements; Precedence in Publicity. Any release to the public of information with respect to the Project, Member Newco or any of Member Newco's assets or activities contemplated herein or any matters set forth in this Agreement will be made only after CBL's approval and only in the form

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approved by CBL and its counsel;  except that, in any advertising or promotional materials or communications relating to Member Newco and/or the Project, in any form and in any media, including without limitation print, outdoor advertising, broadcast or online, The Richard E. Jacobs Group, Inc. or its designated Affiliate shall receive "first billing" in relation to any reference to CBL or any Affiliate and in no less prominent typeface or positioning within the material or communication, and any reference to CBL or any Affiliate shall be accompanied by a reference to The Richard E. Jacobs Group, Inc. or its designated Affiliate that meets the foregoing requirements. The provisions of the immediately preceding sentence shall no longer apply if Richard E Jacobs ceases to Control The Richard E. Jacobs Group, Inc., but thereafter, so long as any Affiliate of The Richard E. Jacobs Group, Inc. is a Member, The Richard E. Jacobs Group, Inc. or its designated Affiliate shall receive at least "equal billing" in relation to any reference to CBL or any Affiliate and in no less prominent typeface or positioning within the material or communication, and any reference to CBL or any Affiliate shall be accompanied by a reference to The Richard E. Jacobs Group, Inc. or its designated Affiliate that meets the foregoing requirements.

     7.91 Estoppel Certificates. Each Member shall, at any time and from time to time upon not less than fifteen (15) Days' prior written request by another Member, execute and deliver to the Member making such request a written certificate stating whether: (i) this Agreement is in full force and effect;
(ii) this Agreement has been modified or amended and, if so, identifying and describing each and every such modification or amendment; and (iii) to the best knowledge of the Member executing said certificate, whether: (A) any facts or circumstances exist that, with the passage of time, the giving of any required notices, or both, would constitute a default hereunder, or (B) any uncured default then exists on the part of any Member under this Agreement and, if so, specifying the nature and extent of such facts, circumstances, or default (as the case may be), including those which may give rise to offsets, defenses and counterclaims. The obligations set forth in this Section 18.19 shall apply only to matters known to the certifying Member. Any such certificate may be relied upon by the Member requesting same, but only to the extent that such Member is without knowledge to the contrary. A Member who executes such a certificate shall not be liable for any erroneous statements contained therein, provided that such statements shall have been made in good faith and that any such errors were unintentional.

     7.92 Legal Counsel. The parties hereto acknowledge that the law firm of Shumacker Witt Gaither & Whitaker, P.C. ("SWGW"), legal counsel to CBL Member, may act as legal counsel to Member Newco following the execution of this Agreement and with respect to matters concerning Member Newco and CBL Member as a Member, and with respect to the Project. Likewise, the parties agree that Thompson Hine LLP ("TH"), legal counsel to the JG Members, may serve as legal counsel to Member Newco following the execution of this Agreement and with respect to matters concerning Member Newco and the JG Members as Members, and with respect to the Project. Each Member does hereby waive any conflict of interest that such counsel may have or be deemed to have when representing Member Newco, CBL Member or the JG Members as to any matter that does not involve a dispute between the Members. In any such dispute between the Members, the Members acknowledge that SWGW may represent CBL Member and TH may represent the JG Members unless applicable ethics rules prevent SWGW and/or TH from acting in such capacities and each Member does hereby waive any conflict of interest that such counsel may have or be deemed to have as the result of that representation. Each Member may from time to time designate additional or alternative counsel to such Member for the purposes of this Section 18.20, and

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the foregoing  waivers,  subject to the foregoing  limitations  and  exceptions, shall also apply as to such additional or alternative counsel.

o
                         REPRESENTATIONS AND WARRANTIES

     7.93 Representations of the JG Members. Each of the JG Members hereby represents to CBL Member and to Member Newco as of the date hereof that:

          (a)  Organization.

               (a) such JG Member is a limited liability company or (as to JGRI) corporation, existing and in full force and effect or (as to JGRI) in good standing under and by virtue of the laws of its state of organization or incorporation;

               (b) That the Persons executing this Agreement on behalf of such JG Member are duly elected, qualified and acting as its officers or members, as the case may be.

          (b)  Authority.

               (a) That all actions and resolutions, whether partnership, corporate or otherwise, necessary to authorize such JG Member to enter into this Agreement have been taken and adopted;

               (b) That all consents by third Persons which such JG Member is by the terms of its agreements, if any, with any such third Persons, required to obtain prior to its execution of this Agreement have been so obtained by such JG Member;

               (c) That such JG Member has, and the Persons executing this Agreement on their behalf have, all requisite power and authority and has (have) been duly authorized to enter into this Agreement;

               (d) That this Agreement has been duly executed on such JG Member's behalf;

               (e) That such JG Member has full right and lawful authority to enter into and perform its covenants and obligations under this Agreement for the full term hereof, and has full right and lawful authority to make its representations and warranties hereunder; and

               (f) That upon execution of this Agreement by each party hereto, this Agreement will constitute the legal, valid and binding obligation of such JG Member and will be enforceable against it and its successors and assigns in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, moratorium, or other similar laws

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                    affecting a creditor's  rights and remedies or the relief of debtors generally at the time in effect, (B) the discretion of the court before which any proceeding involving the same may be brought, and (C) equitable principles at the time in effect limiting the remedy of specific performance.

          (c) Conflict. Neither the execution, delivery or performance by such JG Member of this Agreement or the transactions contemplated hereby will conflict with, or will result in a breach of, or will constitute a default under, (i) any agreement or instrument by which such JG Member or any of its Affiliates may be bound or
               (ii) any judgment, statute, rule, law, order, decree, writ or injunction of any court or Governmental Authority applicable to such JG Member or any of its Affiliates and/or its or their respective property and assets for which consent has not been obtained.

     7.94 Representations of CBL Member. CBL Member hereby represents to the JG Members and to Member Newco as of the date hereof that:

          (a)  Organization.


               (a) CBL Member is a limited liability company, organized, existing and in good standing under and by virtue of the laws of the State of [North Carolina];

               (b) That the Person(s) executing this Agreement on CBL Member's behalf are duly elected, qualified and acting as its officer(s), manager(s) or member(s) (as the case may be).

          (b)  Authority.


               (a) That all actions and resolutions, whether partnership, corporate or otherwise, necessary to authorize CBL Member to enter into this Agreement have been taken and adopted;

               (b) That all consents by third Persons which CBL Member is, by the terms of their agreements, if any, with any such third Persons, required to obtain prior to their execution of this Agreement have been so obtained by CBL Member;

               (c)  That  CBL  Member  has,  and  the  Persons   executing  this
                    Agreement on its behalf have, all requisite power and authority and has (have) been duly authorized to enter into this Agreement;

               (d) That this Agreement has been duly executed on behalf of CBL Member;

               (e) That CBL Member has full right and lawful authority to enter into and perform its covenants and obligations under this

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                    Agreement  for the full term hereof,  and has full right and lawful authority to make CBL Member's representations and warranties hereunder; and

               (f) That upon execution of this Agreement by each party hereto, this Agreement will constitute the legal, valid and binding obligation of CBL Member and will be enforceable against CBL Member and its successors and assigns in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, moratorium, or other similar laws affecting a creditor's rights and remedies or the relief of debtors generally at the time in effect, (B) the discretion of the court before which any proceeding involving the same may be brought, and (C) equitable principles at the time in effect limiting the remedy of specific performance.

          (c) Conflict. Neither the execution, delivery or performance by CBL Member of this Agreement or the transactions contemplated hereby will conflict with, or will result in a breach of, or will constitute a default under, (i) any agreement or instrument by which CBL Member or any of its Affiliates may be bound or (ii) any judgment, statute, rule, law, order, decree, writ or other judgment, statute, rule, law, order, decree, writ or injunction of any court or Governmental Authority applicable to CBL Member or any of its Affiliates and/or their respective property and assets for which consent has not been obtained.

     7.95 Survival of Representations and Warranties. All representations and warranties contained in this Agreement will be effective on the date of this Agreement and shall survive until the termination of this Agreement in accordance with its terms.


                               DEFAULT PROVISIONS

     7.96 Events of Default. A Member is in default or breach (each a "Default") hereunder if:

     (a) Monetary Defaults. CBL Member or its Affiliates fails to make a CBL Member Mandatory Contribution within the time parameters, including applicable cure periods, set forth in Section 11.01;

     (b) Bankruptcy. Such Member or any Affiliate of such Member that has provided an Affiliate Loan Guarantee shall (i) voluntarily commence any proceeding or file any petition for liquidation (a liquidating Chapter 11 bankruptcy) or a petition for a Chapter 7 bankruptcy, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of such petition, (iii) apply for or consent to the appointment of a receiver, custodian, sequestrator or similar official for such Member or Affiliate or for a substantial part of any of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability, or fail generally to pay its debts as they become due, or (vii) take corporate or partnership action for the purpose of effecting any of the foregoing;

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     (c)  Insolvency.  Any  involuntary  proceeding  shall  be  commenced  or an involuntary petition shall be filed in a court of competent jurisdiction, and in either case shall continue undismissed for one-hundred eighty (180) Days or an order or decree approving or ordering any of the following shall continue unstayed and in effect for one-hundred eighty (180) Days, seeking (i) relief in respect of such Member or any Affiliate of such Member that has provided an Affiliate Loan Guarantee or of a substantial part of any of its property or assets, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Member or Affiliate, or for a substantial part of any of its property or assets or (iii) the winding-up or liquidation of such Member or Affiliate;

     (d) Seizure of Assets. All or substantially all of such Member's assets, or the assets of an Affiliate of such Member that has provided an Affiliate Loan Guarantee, or such Member's Membership Interest, or any part of such Member's Membership Interest is assigned following their attachment, execution or other judicial seizure thereof, excluding any such attachment, execution or other judicial seizure that results from a lender to Member Newco exercising its rights under a guaranty;

     (e) Transfers. Either: (i) an assignment prohibited by Article XVI occurs with respect to such Member and such assignment or other transaction is not rescinded within ninety (90) Days after the non-assigning Member gives written notice to the assigning Member specifying such default; or (ii) an indirect transfer of a Member's equity interests occurs other than as permitted in
Article XVI and such assignment is not rescinded within ninety (90) Days after the non-assigning Member gives written notice to the Member whose equity interests were assigned specifying such default; or (iii) an assignment otherwise permitted by Article XVI occurs or is attempted with respect to such Member but such assignment or the assignee thereof fails to comply with or violates the provisions of Article XVI with respect to such assignment, i.e., the failure to observe the requirements set forth in Section 16.07 above, and such failure or violation is not corrected within ninety (90) Days after a non-assigning Member gives written notice to such assigning Member specifying such default;

     (f)  Dissolution.  A Member  dissolves  or causes  itself  to be  dissolved
(unless prior to or simultaneous with such dissolution, a successor acquires such Member's entire Membership Interest in an assignment permitted under
Article XVI) or a court of competent jurisdiction determines that a Member is completely and totally unable to perform its duties and obligations under this Agreement;

     (g) Breach of Representation or Warranty. Any material breach by a Member of any representation or warranty set forth in Article XIX above and such breach is not corrected within ninety (90) Days after the Non-Defaulting Member delivers to the Defaulting Member a written notice specifying the breach of representation or warranty; and

     (h) Other Material Default. Except as to specific defaults or breaches set forth in this Section 20.01 other than in this Section 20.01(h), a breach of or default under any other material provision of this Agreement which is to be observed or performed by such Member, or by an Affiliate of such Member under any Affiliate Loan Guarantee, occurs and remains uncured for more than thirty
(30) Days after Member Newco or, if such default or breach is by the Managing Member or its Affiliates, after any other Member gives written notice to the Defaulting Member specifying such default; except that, if the breach or default

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being  claimed  is a breach  or  default  by an  Affiliate  of a  Member  in the performance of its duties under any Affiliate Loan Guarantee, the other Member(s) must give written notice to the Defaulting Member claiming such breach or default, and the Defaulting Member shall have thirty (30) Days within which to either cure or cause its Affiliate to cure the breach or default or contest the breach or default; and except that, if the breach or default being claimed is a breach or default by a Member in the performance of its duties as a Member, the other Member(s) (excluding Affiliates of the Member who is claimed to be in breach or default) must give written notice to the Defaulting Member claiming such breach or default and the Defaulting Member shall have one-hundred twenty
(120) Days within which to either cure the breach or default or contest the breach or default; and except that, if the breach or default being claimed is a breach or default by the Managing Member under Section 6.02 above, the other Member(s) must give written notice to the Defaulting Member claiming such breach or default, and the Defaulting Member shall have sixty (60) Days (thirty (30) Days in the case of a breach or default under Section 6.02) above within which to either cure the breach or default or contest the breach or default; and, except that if the breach or default being claimed is a breach or default under the Property Management Agreement by the Managing Member in its capacity as the Property Manager or by an Affiliate of the Managing Member in its capacity as the Property Manager, the provisions of this Article XX shall not apply to such breach or default, and the provisions of the Property Management Agreement shall control.

     A Member in Default hereunder is referred to as the "Defaulting Member". The Member(s) who are not in Default and who are not Affiliates of the Member who is in Default are herein sometimes referred to as the "Non-Defaulting Member(s)." For purposes hereof, a "Default" shall not be deemed to occur so as to trigger the remedies set forth below until the expiration of any applicable notice, grace and cure periods.

     7.97 Remedies Upon Default. In the event of the occurrence of a Default, the Defaulting Member shall, pursuant to Section 20.04 below, cease to have any approval rights with respect to Member Newco, except for the Default Approval Rights defined in Section 20.04, until the Default has been cured by the Defaulting Member, and the Non-Defaulting Member(s) shall have the right to exercise the following remedies as their exclusive remedies for the particular type of Default:

     (a) For Defaults described in Section 20.01(a), the exclusive remedies to the Non-Defaulting Members shall be an action for injunctive relief and/or monetary damages and/or the remedy set forth in Section 20.03;

     (b) For Defaults described in Sections 20.01(b), (c), (d) and/or (f), the exclusive remedy to the Non-Defaulting Member(s) shall be as set forth in
Section 20.03;

     (c) For Defaults described in Section 20.01(e), the exclusive remedies to the Non-Defaulting Member(s) shall be an action for injunctive relief and/or money damages;

     (d) For Defaults described in Section 20.01(g), the exclusive remedy to the Non-Defaulting Member(s) shall be an action for money damages;

     (e) For Defaults described in Section 20.01(h) involving any claim of breach or default by the Managing Member in its capacity as the Managing Member

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in the  performance of its duties,  the exclusive  remedy to the  Non-Defaulting
Members shall be to replace the Managing Member, after the notice and cure periods and other procedures set forth in Section 20.01(h) have expired and/or a claim has been made that the Managing Member has failed to perform its duties as the Managing Member and the Managing Member has not contested such claim), and in the event of any such replacement, [JG Manager} automatically, if the Managing Member to be replaced is CBL Member, and, otherwise, another Member elected by a Majority Vote, shall thereupon, without any other action taken by the Members, become the Managing Member, the replaced Managing Member shall thereafter have only the rights of a Member with respect to the management of the affairs of Member Newco, and the replaced Managing Member or any Affiliate of the replaced Managing Member then serving as the Property Manager shall thereupon automatically be removed as the Property Manager pursuant to the Property Management Agreement; and

     (f) For Defaults described in Section 20.01(h) involving any claim of breach or default by a Member, other than the Managing Member in its capacity as the Managing Member, in the performance of its duties, the exclusive remedy to the Non-Defaulting Member(s) shall be that the Defaulting Member shall lose all approval rights except Default Approval Rights as set forth in Section 20.04 after the notice and cure periods and other procedures set forth in Section 20.01(h) have expired and/or a claim has been made that such Defaulting Member has failed to perform its duties as a Member and such Defaulting Member has not contested such claim and any duties or responsibilities of such Defaulting Member may be undertaken by the Non-Defaulting Members.

     7.98 Purchase Upon Default.

     (a) Reasons for Granting Option to Purchase. To more fully protect the Members against certain Defaults of other Members as set forth in Section 20.02 above where such Defaults provide for the remedy set forth in this Section 20.03, each Member hereby grants to the other Members that are not its Affiliate (which grantee shall be the JG Members if CBL Member were the Defaulting Member, and which grantee shall be CBL Member if any JG Member were the Defaulting Member, and which grantee would include any other Affiliates of such JG Member or CBL Member, respectively, if either of such JG Member or CBL Member had transferred all or a portion of its Membership Interests to Affiliates pursuant to exempt transfers under Section 16.03 above) (the "Non-Affiliated Members") and are not in default hereunder the right and option to purchase the entire Membership Interest of the Defaulting Member and its Affiliates, if any, upon the occurrence of a Default by the Defaulting Member and/or its Affiliate(s) and the failure of the Defaulting Member to cure the Default within the applicable cure period, if any, provided in Section 20.01 above on and subject to the terms and conditions set forth in this Section 20.03. Once said option has been exercised, the Non-Affiliated Members shall have the right to complete the purchase pursuant to its exercise of said option regardless of any potential or actual detriment that exercising such option may cause the Defaulting Member; provided, however, that the Defaulting Member may cure the Default that gave rise to said option to purchase and pay all of the Non-Affiliated Members' costs, expenses and reasonable attorney's fees incurred in connection therewith, at any time prior to the required date of closing, in which event the Non-Defaulting Member shall not have the right to purchase the Membership Interests of the Defaulting Member and its Affiliates, if any, pursuant to this
Section 20.03 with respect to such Default.

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     (b) Exercise of Option.  If the  Non-Affiliated  Members  shall at any time desire to purchase the entire Membership Interest of a Defaulting Member and its Affiliates, if any, when allowed so to do as the result of circumstances triggering the use of this Section 20.03, they may exercise said right and option to purchase a Defaulting Member and its Affiliates' entire Membership Interest by giving written notice to all Members unequivocally stating that they are exercising such right and option (said notice is hereinafter referred to as the "Exercise Notice"). Except as provided in the immediately following sentence of this Section 20.03(b), the purchase price for said Defaulting Member and its Affiliates' entire Membership Interest (said amount being hereinafter referred
to  as  the  "Default   Purchase  Price")  shall  be  an  amount  equivalent  to
seventy-five percent (75%) of the value of the Defaulting Member and its Affiliates' Membership Interest computed by utilization of the Appraisal Procedure set forth on Exhibit D, with such Appraisal Procedure being used to determine the Appraised Value of the Project and the resulting value of a Member's Membership Interest as set forth on Exhibit D (the "Default Formula Price"). If the Appraised Value of the Project as so determined, net of any outstanding Constructions Loans and/or Permanent Financing/Refinancing, is less than the sum of all unreturned Initial Contributions, Mandatory Contributions
and   Non-Required   Contributions   of  the  Members  and  accrued  and  unpaid
Interest/Return thereon, the Default Purchase Price shall be the greater of (i) the Default Formula Price and (ii) an amount equal to the amount that would be distributed to the Defaulting Member and its Affiliates upon a Capital Events Distribution in an amount equal to the Appraised Value of the Project as so
determined,   net  of  any  outstanding  Constructions  Loans  and/or  Permanent
Financing/Refinancing. The Default Purchase Price, as determined under the two immediately preceding sentences, shall be adjusted pursuant to the provisions of
Section 20.06 below. Said purchase shall be on the terms and pursuant to the procedures set forth herein and the closing of said transaction shall take place in accordance with the provisions of Section 20.06 below. If Non-Affiliated Members do not exercise said right and option in the manner and within the time aforesaid, the Non-Affiliated Members shall be deemed to have waived said right and option to purchase, but only as to the specific default giving rise to said right and option to purchase, and not others, and the Non-Affiliated Members shall continue to have and enjoy the right and option to so purchase created under and by virtue of this Article XX in all other, further and/or subsequent cases to which this Section 20.03 applies. As between the Non-Affiliated Members, they shall have the right to purchase the Defaulting Member and its Affiliates' entire Membership Interest in proportion to their Profits Interests but without the inclusion of the Defaulting Member and its Affiliates' Profits Interests and if one or less than all Non-Affiliated Members do not desire to purchase the Defaulting Member and its Affiliates' Membership Interest, the Non-Affiliated Members so desiring to purchase shall have the right to purchase the entire (but no fractional portion of the) Membership Interest of the Defaulting Member.

     (c) Expenses. All reasonable fees, costs and expenses of the appraisers and otherwise associated with the Appraisal Procedure and the purchase of the Defaulting Member and its Affiliates' Membership Interest shall be the responsibility of and shall be paid by the Defaulting Member.

     (d) Membership Interest Will be Acquired by Non-Affiliated Members for the Default Purchase Price. It is the intention and express agreement of the Members that if a default shall occur hereunder to which this Section 20.03 applies, the Non-Affiliated Members shall have the right to purchase the Membership Interest of a Defaulting Member and its Affiliates, if any, for the Default Purchase

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

Price and shall not (directly, indirectly, contingent or otherwise) be obligated to pay more than the Default Purchase Price, as determined in accordance with this Agreement, in order to acquire the Membership Interest of the Defaulting Member and its Affiliates, if any, regardless of whether the aggregate amount of the indebtedness, obligations and/or liabilities secured by any liens or encumbrances on such Membership Interest exceeds the Default Purchase Price determined under this Agreement.

     7.99 Default Approval Rights; Loss of Approval Rights on Defaults.

     The Members agree that a Defaulting Member shall forfeit its rights to approve Company decisions and activities during the pendency of a Default until such time as the Default is cured but subject to the provisions of this Section
20.04. Notwithstanding any provision in this Section 20.04 to the contrary, a Member shall retain its rights (herein, the "Default Approval Rights") under this Agreement to approve the following actions regardless of any default by such Member:

          (a) The filing of bankruptcy by Member Newco or the filing by Member Newco for the appointment of a receiver for the assets of Member Newco;

          (b)  Dissolution or termination of Member Newco;

          (c) Except as set forth in a Pro Forma and/or an Operating Budget as required funding from the Members, the entering into any contract or agreement, including guarantees, that creates liability of the Defaulting Member beyond its Member Funding or that requires the guarantees of the Defaulting Member or its Affiliates; or

          (d) Except for typographical errors or corrections or the amendment of Exhibit B to reflect changes to the information set forth thereon in accordance with this Agreement, the amendment or modification of this Agreement.

     7.100 Attorney's Fees. Except as otherwise provided herein, if (i) any party fails to perform any of its obligations under this Agreement, or (ii) any litigation is commenced between the parties concerning any provision of this Agreement or any rights or duties of any person relative thereto, or (iii) any party institutes any proceeding in any bankruptcy or similar court which has jurisdiction over any party (or any or all of its property or assets), the non-defaulting party or party prevailing in such litigation, or the non-bankrupt party (as the case may be) shall be entitled, in addition to damages and such other and further relief as may be granted, to all costs incurred in enforcing and defending its rights and remedies under this Agreement, including but not limited to reasonable attorney's fees, out-of-pocket costs and expenses, and court costs, together with interest on the foregoing from the date same are incurred until fully repaid at a rate equal to the Interest/Return, or such lesser rate of interest as may from time to time be the maximum rate of interest which may, under the circumstances, be charged under applicable law. If neither party is the sole prevailing party or each party prevails on its claims against the other party, then each party shall be responsible for its own attorney's fees, out-of-pocket expenses and costs and court costs.

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

     7.101 Closing.

     (a) Closing Terms. This Section 20.06 sets forth and will govern the procedures, terms and conditions pursuant to which a Member selling its Membership Interest (the "Selling Member") will be transferred to a Member purchasing the Selling Member's Membership Interest (the "Purchasing Member") pursuant to Section 20.03.

     (b) Purchase Price. As used herein, the term purchase price shall mean in the case of a transfer pursuant to Section 20.03, the Default Purchase Price, as the same may be increased or decreased pursuant to the provisions of this
Section 20.06.

     (c) Default Purchase Closing Date and Place. The closing of the purchase/sale of a Member's Membership Interest pursuant to Section 20.03 and this Section 20.06 shall be held at the principal office of Member Newco on a business Day that is determined by the Purchasing Member, but in any event unless the closing is delayed through no fault of the Purchasing Member, no later than thirty (30) Days following the date of the Exercise Notice; provided, however, in the event that the closing of such purchase/sale has not occurred by the date that is one-hundred eighty (180) Days following the date of such Exercise Notice and such delay or failure to close is not the result of any action or inaction of the Selling Member and the Selling Member is otherwise ready and willing to close and/or the delay or failure to close is not the result of any court action or inaction or restraining order or injunction, then such failure to close within such time parameter shall be deemed a waiver of the Purchasing Member's rights to purchase the Selling Member's Membership Interest by reason of the Default that triggered the Purchasing Member's rights under
Section 20.03 above. Such waiver shall not, however, be deemed to be a waiver of any other Default that may exist at the time or that may occur thereafter. The date determined in accordance with the foregoing provisions for closing of any transaction to which this Section 20.06 is applicable is hereinafter referred to as the "Default Purchase Closing Date".

     (d) Payment;  Escrow.  On the Default  Purchase  Closing Date,  the Default
Purchase Price may be deposited in good federal funds that are immediately available at the place of closing in escrow with the title company involved with the transaction or with either Purchasing Member's or Selling Member's counsel.

     (e) Title. Title to the Selling Member's Membership Interest shall be transferred free and clear of all liens and encumbrances (and the possibility thereof) of every nature and description whatsoever.

     (f) Selling Member's Default. If a Selling Member shall fail or refuse to complete a transfer after the Purchasing Member becomes obligated to purchase pursuant to Section 20.03, as the case may be, the Purchasing Member may, at its option, elect to pursue any and all rights and remedies under this Agreement, at law, in equity, or otherwise against the Selling Member. Furthermore, each Member takes cognizance of the fact that a breach of the Selling Member's obligations under Section 20.03, as the case may be, may cause irreparable injury to the business and property of the Purchasing Member, and that there are inadequate remedies available at law to redress such injury. Consequently, the Purchasing Member shall have the right to seek and obtain specific performance of the obligations of the Selling Member that arise under this Article XX (as

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

well as any collateral obligations under other provisions of this Agreement, at law, in equity, or otherwise). The foregoing provisions shall not be construed to preclude, restrict or limit any other or further rights or remedies that the Purchasing Member may have under this Agreement, at law, in equity, or otherwise.

     (g) Adjustments. On the Default Purchase Closing Date, the following adjustments shall be made to the Default Purchase Price and the following disbursements shall be made from the escrow by the escrow holder:

          (a) the aggregate amount of all amounts owed by the Selling Member and its Affiliates to Member Newco, including accrued and unpaid interest thereon, shall be subtracted from the Default Purchase Price; and

          (b) the aggregate amount of all liens of a definite and ascertainable amount upon the Membership Interest of the Selling Member shall be deducted in determining the Default Purchase Price.

     (h) Costs. In the event of a transfer pursuant to the provisions of Section 20.03, all title charges, recording fees, transfer taxes, and other fees, costs and expenses of the purchase, sale and transfer of the Membership Interest shall be charged to and paid in cash by the Selling Member through the escrow on the Default Purchase Closing Date.

     (i) Payment. On the Default Purchase Closing Date, that portion of the Default Purchase Price that is held in escrow after the adjustments, payments and disbursements that are described in Section 20.06(g) and (h) (hereinafter referred to as the "Payment Amount") shall be disbursed to the Selling Member in immediately available Federal funds through the escrow, except that if the Payment Amount is a negative amount, the Selling Member shall pay such amount to the Purchasing Member in immediately available Federal funds through the escrow on the Default Purchase Closing Date. If the Selling Member fails to pay such amount, the Purchasing Member may elect to complete its purchase of the Selling Member's Membership Interest and the amount owed by the Selling Member shall accrue interest from the date of transfer until all principal and accrued interest is paid in full at a rate equal to the Interest/Return plus five percent (5%) but not in excess of the maximum amount allowable under applicable law.

     (j) Transfer of Title. On the Default Purchase Closing Date:

          (a) the Selling Member shall, simultaneously with the payment of the Payment Amount (or if a negative number, at the time same would be payable if it was a positive number) sell, assign and transfer the Selling Member and its Affiliates' entire Membership Interest to the Purchasing Member by written assignment containing (A) a warranty of the Selling Member's authority, (B) a special or limited warranty of title against the Selling Member's own acts, and (C) confirmation of the provisions set forth in Section 20.06(i);

          (b) the Purchasing Member shall, simultaneously with its receipt of the assignment referred to in this Section 20.06(j), execute an agreement whereby it accepts such assignment and assumes the

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

               obligations of the Selling Member under this Agreement with respect to the Membership Interest of the Selling Member that the Purchasing Member is acquiring; and

          (c) all other Members shall simultaneously with the events described in Sections 20.06(j)(i) and (ii), agree in writing to and shall consent to such assignment and the transactions effected thereby.

     All such documents of assignment, acceptance, assumption, consent and confirmation shall be in form and substance reasonably satisfactory to the Purchasing Member, and shall be duly executed by all Members required to execute same in recordable form.


               APPOINTMENT OF MANAGING MEMBER AS ATTORNEY-IN-FACT

     7.102 Appointment. Each Member hereby irrevocably constitutes and appoints the Managing Member as such Member's true and lawful attorney-in-fact with full power and authority in said Member's name, place and stead for the limited purposes of executing, acknowledging, delivering, swearing to, filing and recording at the appropriate public office such documents as may be necessary or appropriate to carry out the provisions of this Agreement, as follows:

          (a) All certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which the Managing Member deems appropriate to qualify or continue Member Newco as a limited liability company in any jurisdiction in which Member Newco may conduct business;

          (b) All instruments which the Managing Member deems appropriate to reflect a change or modification of this Agreement approved by the Members in accordance with the terms of this Agreement; and

          (c) All instruments, documents, consents and agreements, financing statements, security agreements, and continuation statements which the Managing Member deems appropriate or necessary to effect and consummate any decision that the Managing Member is authorized to make under this Agreement and any decision unanimously approved or deemed unanimously approved by the Members if such approval is necessary pursuant this Agreement.

     7.103 Survival. The appointment by all Members of the Managing Member as their attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Members under this Agreement will be relying upon the power of the Managing Member to act as contemplated by this Agreement in any filing and other action on behalf of Member Newco and shall survive the bankruptcy, death, dissolution, disability or incompetence of any Member hereby giving such power or the transfer or assignment of all or any part of the Membership Interest of such Member; provided, however, that in the event of the transfer by a Member of all or any part of said Member's Membership Interest, the foregoing power of attorney of a transferor Member shall survive such transfer only until such time as the transferee shall have been admitted to

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

Member Newco as a Member and has, among other things contained herein, agreed to appoint the Managing Member as its attorney-in-fact as provided in this Article XXI, and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

                            [Signatures on next page]


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


         IN WITNESS WHEREOF, the undersigned have entered into this Agreement as of the date and year first written above.


                             [CBL TRIANGLE TOWN MEMBER], LLC
                             By:
                             --------------------------------------------


                             REJ REALTY LLC


                             By:    _______________________________
                                    Judson E. Smith
                                    Executive Vice President


                             JG REALTY INVESTORS CORP.


                             By:    _______________________________
                                    Judson E. Smith
                                    Executive Vice President

                             JG MANAGER  LLC


                             By:    _______________________________
                                    Judson E. Smith
                                    Executive Vice President

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


         Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT A

                         Description of the Real Estate

     Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT B


Members
                                            Profits           Initial Capital
Name, Address                               Interest          Contribution
-------------                               --------          ------------

REJ Realty LLC
c/o The Richard E. Jacobs Group, Inc.       [  ]%               $[    ]
25425 Center Ridge Road
Cleveland, Ohio 44145-4122
Attention: President
(440) 808-6903 (fax)

JG Realty Investors Corp.
c/o The Richard E. Jacobs Group, Inc.       [  ]%               $[    ]
25425 Center Ridge Road
Cleveland, Ohio 44145-4122
Attention: President
(440) 808-6903 (fax)

JG Manager LLC
c/o The Richard E. Jacobs Group, Inc.       [  ]%               $[    ]
25425 Center Ridge Road
Cleveland, Ohio 44145-4122
Attention: President
(440) 808-6903 (fax)

with a copy (as to each JG Member) to:
General Counsel
The Richard E. Jacobs Group, Inc.
25425 Center Ridge Road
Cleveland, Ohio 44145-4122
(440) 808-6903 (fax)
------------------------------------------------------------------------------

[CBL Triangle Town Member], LLC.....         50%                $0.00
2030 Hamilton Place Boulevard
Suite 500, CBL Member Center
Chattanooga, Tennessee  37421.......
Attention:  Charles B. Lebovitz
(423) 490-8662 (fax)

with a copy to:

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

Jeffery V. Curry, Esq.
Shumacker Witt Gaither & Whitaker, P.C.
2030 Hamilton Place Blvd.
Suite 210, CBL Member Center
Chattanooga, Tennessee  37421
(423) 899-1278 (fax)

     Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT C

                                 FEES TO MEMBERS



The following fees shall be paid by Member Newco to the JG Members (pro rata) and CBL Member or their Affiliates, as so designated:

Construction Management Fee - for services of CBL Member and/or its Affiliates in the construction management of the Project with respect to Future Development Activities a Construction Management Fee of three-and-one-quarter percent (3.25%) of the construction costs of the Project with respect to such Future Development Activities, as set forth in the approved Pro Forma, plus, as to Future Development Activities for which EMJ serves as general contractor, a further fee to be paid to EMJ to be set forth in the approved Pro Forma for with respect to such Future Development Activities. The referenced Construction Management Fees shall be paid as set forth in the applicable approved Pro Forma.

Development Fee - for services of CBL Member and/or its Affiliates and the JG Members and/or their Affiliates in Future Development Activities, a Development Fee in an amount to be agreed by the Members prior to the commencement of Future Development Activities. The Development Fee shall be paid in equal monthly increments over the Construction Period of the Project with respect to such Future Development Activities.

Management Fee - for services of CBL Member or its Affiliate pursuant to CBL Member's asset/financial management responsibility for the Project, CBL Member or its Affiliate shall receive an amount equal to three percent (3%) of the "Project Income" as hereinafter defined, from the date of this Agreement until the earlier of the termination of this Agreement or the termination of CBL Member or its Affiliate as the Property Manager pursuant to the Property Management Agreement. The entitlement of CBL Member or its Affiliate to the Management Fee described herein shall be further outlined and subject to the terms of the Property Management Agreement.

Leasing Fees - for services of CBL Member or its Affiliate pursuant to CBL Member's leasing responsibility for the Project, CBL Member or its Affiliate shall receive the following:

     A. With respect to each tenant who executes a renewal lease after the expiration of its initial lease, including the expiration of any options to extend such lease, which renewal lease has a term of at least three (3) years, an amount equal to Two Dollars ($2.00) per square foot of said tenant's space, payable upon the date the such tenant is open and paying rent;

     B. With respect to the replacement of any tenant (other than an Anchor) with another tenant, an amount equal to Four Dollars ($4.00) per square foot of said tenant's space, payable upon the date the such tenant is open and paying rent;

     C. With respect to the replacement of an Anchor with another Anchor or replacement tenant(s) and/or upon the addition of an Anchor to the Project, an amount equal to Two Dollars ($2.00) per square foot of said Anchor's or replacement tenant(s)' space in the Project, payable (i) for leases, upon the date the such Anchor or replacement tenant(s) is/are open and paying rent and
(ii) for non-lease transactions where the Anchor owns its space, upon the date such Anchor is open;

     D. With respect to each temporary tenant in the Project who executes an occupancy agreement, as defined below, an amount equal to ten percent (10%) of the rent generated from said occupancy agreement, payable on full execution of the license agreement with such licensee. The term "occupancy agreement" shall mean a lease or license to occupy space in the Project that has a term of one year or less and the term "rent" shall mean only the minimum annual rent and percentage rent paid by the tenant; and

     E. With respect to each sponsorship or co-branding transaction at or relating to the Project (other than such sponsorship(s) with the Coca Cola company or other soft-drink companies and their respective affiliates and/or affiliated or unaffiliated bottlers regarding the placement of vending machines in the common areas of the Project, for which the Members agree no sponsorship fee shall be paid by Member Newco), an amount equal to five percent (5%) of the gross revenues generated by such sponsorship or co-branding transaction, payable on full execution of the sponsorship or co-branding agreement (as to the portion of such gross revenues paid upon such execution) and monthly as to gross revenues paid during the term of such sponsorship or co-branding agreement.

The entitlement of CBL Member or its Affiliate to the Leasing Fees described herein shall be further outlined and subject to the terms of the Property Management Agreement

Outparcel and Pad Sales/Lease Fees - for services of CBL Member in selling or ground leasing Outparcels and pads, a fee of five percent (5%) of the sales price on a sale of an Outparcel or pad, payable on the closing of such sale, or five percent (5%) of the ground lease value on any ground lease of an Outparcel or pad, payable one-half (1/2) on the full execution of the ground lease and one-half (1/2) on the date the ground lessee is open and paying rent. The "ground lease value" shall be the sum of the annual rent to be paid over the greater of (i) ten years or (ii) term of the ground lease (but in no event more than twenty years).

Financing Fee - for services of CBL Member in the placement of Permanent Financing/Refinancing on behalf of Member Newco, CBL Member shall receive a fee equal to twenty-five hundredths percent (.25%) of the amount of such Permanent Financing/Refinancing. The Financing Fee shall be paid at the closing of such Permanent Financing/Refinancing.

DEFINITIONS

"Project Income"- subject to the exceptions noted below, shall mean (i) all revenue derived from the Project on a cash basis, including without limitation,
(A) all minimum rents, (B) percentage rents, if any, (C) license fees paid by licensees and ninety-five percent of sponsorship income, (D) receipts from public telephones, storage lockers, vending machines, (E) stroller and other

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                                      106
equipment rentals, (F) advertising revenues, (G) gift card or gift certificate sales revenues, and (H) interest on tenant security deposits unless such interest is required to be paid to such tenants; and (ii) payments by tenants for utilities, insurance, real estate taxes, common area maintenance and operating expenses but, with respect to such payments referred to in this clause
(ii), only to the extent that there is a profit (i.e., an excess of such payments over the actual costs paid/recovered) generated therefrom to Member Newco. Project Income shall not include proceeds from the Construction Loan and Permanent Financing/Refinancing; proceeds from settlement of fire/casualty losses (except for such proceeds from loss of rents insurance), condemnation proceeds, sales of outparcels and other peripheral property, or items of a similar nature.

ADDITIONAL FEES, LIMITATIONS AND CERTAIN THIRD-PARTY FEES

         The Members may be entitled to other fees pursuant to the terms of the Property Management Agreement and any consulting agreements or other agreements that may be entered into between Member Newco and such Member or its Affiliates, subject to the provisions of Section 5.03 of this Agreement. In addition, Member Newco will pay a fee to the JG Members (pro rata) and CBL Member in an amount equal to the applicable hourly rates charged by the JG Members and CBL Member, respectively, and approved by the Members, for in-house legal services provided for the benefit of Member Newco in connection with the development, financing, leasing or operation of the Project and will reimburse each Member for third-party costs incurred by such Member for such services.

         The Members agree that, except as may be provided in an approved Pro Forma, there shall be no Leasing Fees or leasing expenses for the initial lease-up of particular phases or portions of the Project. Likewise, any in-house costs a Member may incur during a Construction Period for any particular Future Development Activity, including but not limited to travel costs and personnel costs, shall not be reimbursed by Member Newco to such Member. The Members shall bear their own legal fees and other costs for the negotiation and entering into of this Agreement and Member Newco shall not reimburse any Member for any costs or expenses incurred by such Member or its Affiliates prior to the date of this Agreement. No fee or compensation shall be paid by Member Newco to any Member or its Affiliates on the placement of any Construction Loan. Except for the Construction Management Fee to be paid to CBL Member as set forth above, no additional fees or compensation shall be paid by Member Newco to any Member or its Affiliates for the performance of construction management services.

Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT D

                               APPRAISAL PROCEDURE


         Procedure for Appraisals. For purposes of determining the appraised value of the Project pursuant to this Agreement, the following procedure (the "Appraisal Procedure") shall be followed:

         (a) The Member initiating this Appraisal Procedure shall, in a written notice to the other Members, set forth the name, business address and phone number of an appraiser having the qualifications set forth in Section (b) below who has accepted said Member's appointment and agreed to act as said Member's appraiser hereunder in accordance with this Appraisal Procedure. The other Members shall, in a written notice to the initiating Member given not less than fifteen (15) Days after receipt of the said notice from the initiating Member, set forth the name, business address and telephone number of an appraiser having the qualifications set forth in Section (b) below who has accepted said Member's(s') appointment and agreed to act as the second appraiser hereunder in accordance with this Appraisal Procedure. The two appraisers so appointed shall appoint, and give each of the Members written notice of the name, business address and telephone number of, a third appraiser having the qualifications set forth in Section (b) below.

         (b) Each appraiser shall, in all events, be independent and disinterested. All appraisers shall be members in good standing of the American Institute of Real Estate Appraisers ("AIREA") and shall have at least five years experience in appraising first class shopping centers that are similar to the Project and that are in the same general geographic area as the Project. Each appraiser shall appraise the Project on an "as is" basis.

         (c) (i) The Managing Member and the Accountants shall, promptly upon request of any appraiser appointed pursuant to the provisions of this Section, furnish all such appraisers with any financial or other information in their possession relative to the Project that is reasonably requested by such appraiser.

                  (ii) Each of the three appraisers, acting independently of each other, shall, within sixty (60) Days after appointment of the last required appraiser, submit to the Members a written appraisal report that has been prepared in accordance with the provisions hereof stating his or her opinion as to the fair market value of the Project as of the relevant date. After all three appraisers have submitted written appraisal reports as aforesaid, they shall meet and reevaluate their appraisals and, if they agree on a single appraised fair market value within seventy-five (75) Days after appointment of the last required appraiser, such single appraised fair market value shall be the Appraised fair market value of the Project and is hereinafter referred to as the "Appraised Value." If the appraisers are unable to agree on a single appraised fair market value within such seventy-five (75) Day period, then the "Appraised Value" shall be deemed to be the arithmetic average of the three appraised fair


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market values originally submitted, provided, however, that, if any of the appraised fair market values are more than five percent (5%) greater or less than the median value of the three appraised fair market values, such appraised fair market values shall be disregarded, and the Appraised Value shall be deemed to be the arithmetic average of the remaining two fair market values originally submitted, and, if two of the three appraised fair market values are five percent (5%) greater or less than the median value of the three appraised fair market values, both shall be disregarded and the appraised fair market value that is not so disregarded shall be taken as the Appraised Value. If the Appraisal Procedure is being utilized for purposes of establishing the value of a Member's Membership Interest, the Appraisal Procedure shall be utilized to establish the Appraised Value of the Project, and fifty percent (50%) of the Appraised Value of the Project shall be deemed the value of the Membership Interests of the JG Members (pro rata, in the aggregate) and fifty percent (50%) of the Appraised Value of the Project shall be deemed to be the value of the Membership Interests of the CBL Member (collectively if applicable, i.e., if any JG Member or CBL Member has assigned a portion of its Membership Interest to Affiliates pursuant to transfers permitted by Article XVI).

                  (iii) Any determination of appraised fair market value and Appraised Value pursuant to this procedure shall, in the absence of fraud, bad faith, or collusion, be binding and conclusive upon all Members.

         (d) All reasonable costs, expenses and fees relative to the Appraisal Procedure shall, in all cases, be the responsibility of and paid by the Defaulting Member in the event the Appraisal Procedure is implemented pursuant to a Default and in all other cases, shall be the responsibility of Member Newco.



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Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT E

                                    SITE PLAN

Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT F

                          PROPERTY MANAGEMENT AGREEMENT


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

Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT G

                              2006 OPERATING BUDGET





                                      112
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Attached to and made a part of that certain Limited Liability Company Agreement of [Triangle Town Member LLC], dated as of the date first above written.

                                    EXHIBIT H

                                   TAX MATTERS

This Exhibit is attached to and is a part of the Limited Liability Company Agreement (the "Agreement") of Member Newco. The provisions of this Exhibit are intended to comply with the requirements of Treas. Reg. 1.704-1(b)(2) and Treas. Reg. 1.704-2 with respect to partnership allocations and maintenance of capital accounts, and shall be interpreted and applied accordingly.

                                    ARTICLE I

                                   Definitions

     1.01 Definitions. For purposes of this Exhibit, the capitalized terms listed below shall have the meanings indicated.


 "Adjusted Fair Market Value" of an item of Member Newco property means the greater of (i) the fair market value of such property or (ii) the amount of any nonrecourse indebtedness to which such property is subject within the meaning of
Section 7701(g) of the Code.

"Applicable Federal Rate" means the applicable Federal rate within the meaning of Section 1[ ]4(d) of the Code.

"Capital Account" means the capital account of a Member maintained in accordance with ARTICLE II of this Exhibit to the Agreement.

"Code" means the Internal Revenue Code of 1986, as amended. References to specific sections of the Code shall be deemed to include references to corresponding provisions of succeeding Internal Revenue law.

"Member Newco Minimum Gain" means partnership minimum gain determined pursuant to Treas. Reg. 1.704-2(d).

"Excess Nonrecourse Liabilities" means the excess of (i) Member Newco's aggregate Nonrecourse Liabilities over (ii) the aggregate amount of such Nonrecourse Liabilities allocable to the Members pursuant to Treas. Reg. 1.752-3(a)(1) (relating to the Members' shares of Member Newco Minimum Gain) and Treas. Reg. 1.752-3(a)(2) (relating to allocations of taxable gain under Section
4.02 of this Exhibit).

"Investment Credit" means the investment credit determined under Section 46(a) of the Code.

"Member" has the meaning set forth in the Agreement.

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

"Minimum Gain" means, collectively, Member Newco Minimum Gain and Member Nonrecourse Debt Minimum Gain.

"Nonrecourse Distribution" means a distribution to a Member that is allocable to a net increase in Member Newco Minimum Gain pursuant to Treas. Reg. 1.704-2(h) or to a net increase in such Member's share of Member Nonrecourse Debt Minimum Gain pursuant to Treas. Reg. 1.704-2(i)(5) and (6).

"Nonrecourse Liability" means any Member Newco liability (or portion thereof) which is a nonrecourse liability within the meaning of Treas. Reg. 1.704-2(b)(3).

"Nontradable Note" means a promissory note that is not readily tradable on an established securities market.

"Partner Nonrecourse Debt" means any nonrecourse debt of the Member within the meaning of Treas. Reg. 1.704-2(b)(4).

"Partner Nonrecourse Deduction" means any item of Book loss or deduction that is attributable to a Partner Nonrecourse Debt pursuant to Treas. Reg. 1.704-2(i)(1) and 1.704-2(i)(2).

"Partner Nonrecourse Debt Minimum Gain" means minimum gain attributable to Partner Nonrecourse Debt pursuant to Treas. Reg. 1.704-2(i).

"Recourse Debt" means any recourse liability of Member Newco within the meaning of Treas. Reg. 1.752-1(a)(1).

"Revaluation Event" means (i) a liquidation of Member Newco (within the meaning of Treas. Reg. 1.704-1(b)(2)(ii)(g), (ii) a contribution of more than a de minimis amount of money or other property to Member Newco by a new or existing Member, or (iii) a distribution of more than a de minimis amount of money or other property to a retiring or continuing Member, in each case as consideration for an interest in Member Newco.

"Treasury   Regulation"   or  "Treas.   Reg."  means  the   temporary  or  final
regulation(s) promulgated pursuant to the Code by U.S. Department of the Treasury, as amended, and any successor regulation(s).

                                   ARTICLE II

                                CAPITAL ACCOUNTS

     2.01 Maintenance. A single Capital Account shall be maintained for each Member in the manner set forth in this Article II.

     2.02 Net Profits and Net Losses.

     (a) The Net Profits and Net Losses of Member Newco for purposes of determining allocations to the Capital Accounts of the Members shall be


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

determined in the same manner as set forth in the definition of "Net Profits" and "Net Losses" in Section 1.01 of the Agreement. (b) For purposes of Section 2.02(a), in the event that the book value of any item of Member Newco property differs from its tax adjusted basis, the amount of book depreciation, depletion, or amortization for a period with respect to such property shall be computed so as to bear the same relationship to the book value of such property as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the adjusted tax basis of such property. If the adjusted tax basis of such property is zero, the depreciation, depletion, or amortization with respect to such property shall be computed by using any reasonable method selected by Member Newco.

     2.03 Positive Adjustments. Each Member's Capital Account shall from time to time be increased by:

     the amount of money contributed by such Member to Member Newco (including the amount of any Member Newco liabilities which the Member assumes (within the meaning of Treas. Reg. 1.704-1(b)(2)(iv)(c)) but excluding liabilities assumed in connection with the distribution of Member Newco property and excluding increases in such Member's share of Member Newco liabilities pursuant to Section 752 of the Code);

     (c) except as otherwise provided by Section 2.07 of this Exhibit, the fair market value of property contributed by such Member to Member Newco (net of any liabilities secured by such property that Member Newco is considered to assume or take subject to under Section 752 of the Code);

     (d) allocations to such Member of Member Newco Net Profits (or items thereof);

     (e) upon the occurrence of a Revaluation Event, the Net Profits (or items thereof), if any, that would have been allocated to each Member if all Member Newco property had been sold at its Adjusted Fair Market Value immediately prior to the Revaluation Event, but only to the extent not already reflected in Capital Accounts; and

     (f) upon the distribution of Member Newco property to a Member under circumstances not constituting a Revaluation Event, the Net Profits (or items thereof), if any, that would have been allocated to such Member if such Member Newco property had been sold at its Adjusted Fair Market Value immediately prior to the distribution, but only to the extent not already reflected in Capital Accounts.

     2.04 Negative Adjustments. Each Member's Capital Account shall from time to time be reduced by:

     the amount of money distributed to such Member by Member Newco (including the amount of such Member's individual liabilities for which Member Newco becomes personally and primarily liable but excluding liabilities assumed in connection with the contribution of property to Member Newco and excluding decreases in such Member's share of Member Newco liabilities pursuant to Section 752 of the Code);

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

     (g) except as otherwise provided by Section 2.07 of this Exhibit, the fair market value of property distributed to such Member by Member Newco (net of any liabilities secured by such property that such Member is considered to assume or take subject to under Section 752 of the Code);

     (h) allocations to such Member of non-deductible expenditures of Member Newco that are described in Section 705(a)(2)(B) of the Code, and of organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as Section 705(a)(2)(B) expenditures pursuant to Treas. Reg. 1.704-1(b)(2)(iv)(i);

     (i) allocations to such Member of Member Newco Net Losses (or items thereof);

     (j) upon the occurrence of a Revaluation Event, the Net Losses (or items thereof), if any, that would have been allocated to such Member if all Member Newco property had been sold at its Adjusted Fair Market Value immediately prior to the Revaluation Event, but only to the extent not already reflected in Capital Accounts; and

     (k) upon the distribution of Member Newco property under circumstances not constituting a Revaluation Event, the Net Losses (or items thereof), if any, that would have been allocated to such Member if such Member Newco property had been sold at its Adjusted Fair Market Value immediately prior to the distribution, but only to the extent not already reflected in Capital Accounts.

     2.05 Determination of Balances. Except as otherwise provided in this Exhibit, whenever it is necessary to determine the Capital Account of any Member, the Capital Account of that Member shall be determined after giving effect to all allocations of Net Profits and Net Losses of Member Newco for the current year (including a portion thereof) as well as all distributions for such year in respect of transactions effected prior to the date such determination is to be made.

     2.06 Revaluation of Member Newco Property.

     Upon the occurrence of a Revaluation Event, Member Newco property (whether tangible or intangible) shall be revalued, and the Capital Accounts of the Members shall be adjusted in accordance with Sections 2.03(d) and 2.04(e) of this Exhibit, to reflect the Adjusted Fair Market Value of Member Newco property immediately prior to the Revaluation Event.

     (l) Upon the distribution of Member Newco property to a Member under circumstances not constituting a Revaluation Event, such property shall be revalued, and the Capital Account of each Member shall be adjusted in accordance with Sections 2.03(e) and 2.04(f) of this Exhibit, to reflect the Adjusted Fair Market Value of such property immediately prior to such distribution. The

Capital Account of the Member receiving such distribution shall then be adjusted in accordance with Section 2.04(b) of this Exhibit to reflect such distribution.

     (m) In the event that the adjusted tax basis of Member Newco property is increased or decreased under Section 732, 734, or 743 of the Code, a corresponding adjustment shall be made to the value of Member Newco assets to the extent that such increase or decrease is reflected in Capital Accounts pursuant to Section 2.09 of this Exhibit.

     2.07 Promissory Notes.

     In the event that a Member contributes to Member Newco a Nontradable Note of which such Member is the maker, such note shall not be treated as contributed property for purposes of Section 2.03(b) of this Exhibit. Such Member's Capital Account will be increased with respect to such note only when there is a taxable disposition of such note by Member Newco or when such Member makes principal payments on such note.

     (n) In the event that Member Newco distributes to a Member a Nontradable Note of which Member Newco is the maker, then except as otherwise provided in
Section 2.07(c) or (d) of this Exhibit, such note shall not be treated as distributed property for purposes of Section 2.04(b) of this Exhibit. Such Member's Capital Account will be decreased with respect to such note only when there is a taxable disposition of such note by such Member or when Member Newco makes principal payments on such note.

     (o) Section 2.07(b) of this Exhibit shall not apply to any negotiable note (of which Member Newco is the maker) distributed by Member Newco to a Member in liquidation of Member Newco or of such Member's interest in Member Newco if such distribution is made not later than the later of (i) the end of the taxable year in which such liquidation occurs, or (ii) a date which is ninety (90) Days after the date of such liquidation. If such note bears interest at no less than the Applicable Federal Rate at the time of distribution, such Member's Capital Account shall be reduced by the outstanding principal amount of such note; otherwise such Member's Capital Account shall be reduced by the fair market value of such note at the time of distribution.

     (p) In the event that Member Newco distributes to a Member a negotiable note to which Section 2.07(b) of this Exhibit applies, and Member Newco or such Member's interest in Member Newco is subsequently liquidated at a time when all or a portion of such note remains unsatisfied, then such Member's Capital Account shall be reduced as follows: if such note bears interest at no less than the Applicable Federal Rate at the time of such liquidation, such Member's Capital Account shall be reduced by the outstanding principal balance of such note; otherwise such Member's Capital Account shall be reduced by the fair market value of such note at the time of such liquidation.

     2.08 Adjustments for Investment Credit Property. In the event that the adjusted tax basis for federal income tax purposes of Member Newco Investment
Credit property is reduced or increased, the Capital Accounts of the Members shall be adjusted in the manner set forth in Treas. Reg. 1.704-1(b)(2)(iv)(i).

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

     2.09 Section 754 Elective Adjustments. In the event that the adjusted tax basis of Member Newco property is adjusted under Section 732, 734, or 743 of the Code, the Capital Accounts of the Members shall be adjusted to the extent required by Treas. Reg. 1.704-1(b)(2)(iv)(m).

     2.10 Additional Capital Account Adjustments. Member Newco shall make any further adjustments to Capital Accounts that may be necessary in order to comply with the rules set forth in Treas. Reg. 1.704-1(b)(2)(iv) as it may be amended from time to time. If the provisions of this Exhibit and the rules of Treas. Reg. 1.704-1(b)(2)(iv) fail to provide guidance as to how the Capital Accounts of the Members should be adjusted to reflect particular items, the Capital Accounts of the Members shall be adjusted in a manner that (i) maintains equality between the aggregate Capital Accounts of the Members and the amount of Member Newco capital reflected on Member Newco's balance sheet, (ii) is consistent with the underlying economic arrangement of the Members, and (iii) is based, wherever practicable, on Federal income tax accounting principles.

2.11     Transfers of Membership Interests.

     Upon the transfer of a Member's entire membership interest, the Capital Account of such Member shall carry over to the transferee.

     (q) Upon the transfer of a portion of a Member's membership interest, the portion of such Member's Capital Account attributable to the transferred portion shall carry over to the transferee.

                                   ARTICLE III
                    ALLOCATION OF NET PROFITS AND NET LOSSES

     3.01 In General. Allocations to the Capital Accounts of the Members shall be based on the Net Profits and Net Losses of Member Newco as determined pursuant to Section 2.02 of this Exhibit. Such allocations shall be made as provided in the Agreement except to the extent modified by the provisions of this Article III.

     3.02  Limitations  on Allocation of Net Losses and  Deductions.  Subject to
Section 3.03 of this Exhibit,  but  notwithstanding  any other provisions of the
Agreement:

     Partner Nonrecourse Deductions. Any item of Partner Nonrecourse Deduction with respect to a Partner Nonrecourse Debt shall be allocated to the Member or Members who bear the economic risk loss for such Partner Nonrecourse Debt in accordance with Treas. Reg. 1.704-2(i).

     (r) Excess Deficit Balances. Subject to paragraph (a) immediately preceding, no Net Losses or deduction shall be allocated to any Member to the extent that such allocation would cause or increase an Excess Deficit Balance in the Capital Account of such Member. Such Net Losses or deduction shall be reallocated away from such Member and to the other Members in accordance with the Agreement, but only to the extent that such reallocation would not cause or increase Excess Deficit Balances in the Capital Accounts of such other Members.

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     3.03  Chargebacks of Net Profits.  Notwithstanding  any other provisions of the Agreement:

     Member Newco Minimum Gain. In the event that there is a net decrease in Member Newco Minimum Gain for a taxable year of Member Newco, then before any other allocations are made for such taxable year, each Member shall be allocated items of Net Profits (or items thereof) for such year equal to that Member's share of the net decrease in Member Newco Minimum Gain within the meaning of Treas. Reg. 1.704-2(g)(2). The allocation required by the preceding sentence (the "Minimum Gain Chargeback Requirement") shall not apply to a Member to the extent that:

          (a) the Member's share of the net decrease in Member Newco Minimum Gain is caused by a guarantee, refinancing, or other change in the debt instrument causing it to become partially or wholly Recourse Debt or Partner Nonrecourse Debt, and the Member bears the economic risk of loss (within the meaning of Treas. Reg. 1.752-2) for the newly guaranteed, refinanced, or otherwise changed liability, or

          (b) the Member contributes capital to Member Newco that is used to repay the Nonrecourse Liability, and the Member's share of the net decrease in Member Newco Minimum Gain results from the repayment.

If in any taxable year of Member Newco, Member Newco has a net decrease in Partnership Minimum Gain and the Minimum Gain Chargeback Requirement causes a distortion in the economic arrangement among the Members and it is not expected that Member Newco will have sufficient other income to correct the distortion, the Managing Member with the unanimous consent of the other members may seek a waiver from the Internal Revenue Service of the Minimum Gain Chargeback Requirement as permitted by Treas. Reg. 1.704-2(f)(4). Any Minimum Gain Chargeback required for a taxable year of Member Newco shall consist first of gains recognized from the disposition of Member Newco property subject to one or more Nonrecourse Liabilities of Member Newco and then if necessary shall consist of a pro rata portion of Member Newco's other items of income and gain for the taxable year of Member Newco. If the amount of the Minimum Gain Chargeback Requirement exceeds Member Newco's income and gains for the taxable year, the excess carries over to the succeeding taxable year. See Treas. Reg. 1.704-2(j)(2)(i) and (iii).

     (s) Partner Nonrecourse Debt Minimum Gain. In the event that there is a net decrease in Partner Nonrecourse Debt Minimum Gain for a taxable year of Member Newco, then after taking into account allocations pursuant to paragraph (a) immediately preceding, but before any other allocations are made for such taxable year, each Member with a share of Partner Nonrecourse Debt Minimum Gain (determined under Treas. Reg. 1.704-2(i)(5)) as of the beginning of such year shall be allocated items of Net Profits for such year (and, if necessary, for succeeding years) equal to such Member's share of such net decrease in the Partner Nonrecourse Debt Minimum Gain (the "Nonrecourse Debt Minimum Gain Chargeback Requirement"). A Member's share of the net decrease in Partner Nonrecourse Debt Minimum Gain shall be determined in a manner consistent with the provisions of Treas. Reg. 1.704-2(g)(2). A Member shall not be subject to


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the Nonrecourse  Debt Minimum Gain Chargeback  Requirement to the extent the net decrease in Partner Nonrecourse Debt Minimum Gain arises because the liability ceases to be a Partner Nonrecourse Debt due to a conversion, refinancing, or other change in the debt instrument that causes it to become partially or wholly a Nonrecourse Liability. The amount that would otherwise be subject to the Nonrecourse Debt Minimum Gain Chargeback Requirement shall be added to the Member's share of Member Newco Minimum Gain under paragraph (a) immediately preceding. In addition, the allocation required by the first sentence of this paragraph (b) shall not apply to a Member to the extent that:

          (a)  the   Member's   share  of  the  net  decrease  in  Member  Newco
               Nonrecourse Debt Minimum Gain is caused by a guarantee, refinancing, or other change in the debt instrument causing it to become partially or wholly Recourse Debt or Partner Recourse Debt, and the Member bears the economic risk of loss (within the meaning of Treas. Reg. 1.752-2) for the newly guaranteed, refinanced, or otherwise changed liability, or

          (b) the Member contributes capital to Member Newco that is used to repay the Nonrecourse Liability, and the Member's share of the net decrease in Member Newco Minimum Nonrecourse Debt Gain results from the repayment.

If in any taxable year of Member Newco, Member Newco has a net decrease in Member Newco Minimum Nonrecourse Debt Gain and the Nonrecourse Debt Minimum Gain Chargeback Requirement causes a distortion in the economic arrangement among the Members and it is not expected that Member Newco will have sufficient other income to correct the distortion, the Manager(s) will seek a waiver from the Internal Revenue Service of the Nonrecourse Debt Minimum Gain Chargeback Requirement as permitted by Treas. Reg. 1.704-2(i)(4). Any Nonrecourse Debt Minimum Gain Chargeback required for a taxable year of Member Newco shall consist first of gains recognized from the disposition of Member Newco property subject to one or more Partner Nonrecourse Liabilities of Member Newco and then if necessary shall consist of a pro rata portion of Member Newco's other items of income and gain for the taxable year of Member Newco. If the amount of the Nonrecourse Debt Minimum Gain Chargeback Requirement exceeds Member Newco's income and gains for the taxable year, the excess carries over to the succeeding taxable year. See Treas. Reg. 1.704-2(j)(2)(ii) and (iii).

     (t) Qualified Income Offset. If, at the end of any taxable year, the Capital Accounts of any Members have Excess Deficit Balances after taking into account all other allocations and adjustments under this Agreement, then items of Net Profits for such year (and, if necessary, for subsequent years) will be reallocated to such Members in the amount and in the proportions needed to eliminate such Excess Deficit Balances as quickly as possible.

     3.04 Offsetting Allocations. Subject to the provisions of Sections 3.02 and
3.03 of this Exhibit, but notwithstanding any other provision of this Agreement, in the event that any allocation or reallocation is made pursuant to Section
3.02 or 3.03 of this Exhibit (a "Regulatory Allocation"), then offsetting allocations of remaining Net Profits or Net Losses, or items thereof, for such year (and, if necessary, items of Net Profits or Net Losses for subsequent years) shall be made in such amounts and proportions as are appropriate to restore the Capital Accounts of the Members to the position in which such Capital Accounts would have been if such Regulatory Allocation had not been made.

                                   ARTICLE IV

                             ALLOCATION OF TAX ITEMS

     4.01 In General. Except as otherwise provided in this Article IV, all items of income, gain, loss, and deduction shall be allocated among the Members for federal income tax purposes in the same manner as the corresponding allocation for Net Profits and Net Losses.

     4.02 Section 704(c) Allocations. In the event that the value of an item of Member Newco property differs from its adjusted tax basis, allocations of depreciation, depletion, amortization, gain, and loss with respect to such property will be made for federal income tax purposes in a manner that takes account of the variation between the adjusted tax basis and value of such property in accordance with Section 704(c) of the Code and Treas. Reg. 1.704-1(b)(2)(iv)(f)(4).

     4.03 Tax Credits.

     Any tax credit that is attributable to an expenditure that gives rise to an allocation of loss or deduction (or other downward Capital Account adjustment) shall be allocated among the Members in the same proportion as such Member's distributive shares of such loss or deduction (or other adjustment).

     (u) Any tax credit  whose  allocation  is not  otherwise  specified in this
Section 4.03 shall be allocated among the Members in accordance with Treas. Reg. 1.704-1(b)(4)(ii).

                                    ARTICLE V

                                OTHER TAX MATTERS

     5.01 Minimum Gain. Partnership Minimum Gain shall be allocated among the Members in accordance with Treas. Reg. 1.704-2(g). Partner Nonrecourse Debt Minimum Gain shall be allocated among the Members in accordance with Treas. Reg. 1.704-2(i)(5).

     5.02 Excess Nonrecourse Liabilities. The Members' shares of Member Newco's Excess Nonrecourse Liabilities pursuant to Treas. Reg. 1.752-3(a) shall be determined in accordance with Section 18.09 of the Agreement requiring unanimous consent for tax elections.

     5.03 Withholding.

     Member Newco shall withhold any amounts required to be withheld pursuant to any applicable provisions of the Code, including without limitation Sections 1441 through 1446 of the Code, or pursuant to any applicable provisions of state or local law.

     (v) Any amounts withheld with respect to a Member's distributive share of Member Newco income (whether or not distributed) shall be treated by Member Newco and by such Member for all purposes as amounts distributed to such Member. Any amounts withheld with respect to any payment to a Member shall be treated by Member Newco and by such Member for all purposes as amounts paid to such Member. Amounts so treated as distributed or paid to any Member shall reduce the amount otherwise distributable or payable to such Member.

     (w) In the event that Member Newco withholds with respect to a Member's distributive share of Member Newco income for a taxable year, and such distributive share exceeds the amount distributed to such Member in such taxable year, then subsequent distributions to such Member shall be deemed to be made first from income with respect to which Member Newco has already withheld.

                                    EXHIBIT B

                              Environmental Reports

                                    EXHIBIT C

                                Transaction Chart

                                                                       Exhibit C

                               TRANSACTION STEPS

Existing Structure:

       ____________    ______          ____________      ____________
      | REJ Realty |  | JGRI |        | REJ Realty |    | JG Manager |
      |____________|  |______|        |____________|    |____________|
            |             |                 |                 |
            |             |                 |                 |
            |_____________|                 |_________________|
                  |                                  |
                  |                                  |
          __________________                ____________________
         | JG North Raleigh |              |  JG Triangle South |
         |__________________|              |____________________|

Step 1:
-------

                                                   |
       ____________           ______               |         ____________      ____________
      | REJ Realty |         | JGRI |              |        | REJ Realty |    | JG Manager |
      |____________|         |______|              |        |____________|    |____________|
Member      ^  |           Member   ^ |JG North    |Member    ^ |             Member   ^ |
Newco       |  |           Newco    | |Raleigh     |Newco     | |             Newco    | |
Interest    |  | JG North  Interest | |Interest    |Interest  | |JG Triangle  Interest | |JG Triangle
            |  | Raleigh            | |            |          | |South                 | |South
            |  | Interest           | |            |          | |Interest              | |Interest
            |  v                    | v                       | v                      | v
            |                       |                         |                        |
            |                       |                         |                        |
            __________________________________________________________________________________
           |                                  Member Newco                                   |
           |                                                                                 |
            __________________________________________________________________________________


Result of Sept 1:
----------------


        _____________            ___________             ______________
       | REJ Realty  |          |   JGRI    |           |  JG Manager  |
       |_____________|          |_____|_____|           |______________|
             |                        |                        |
             |                        |                        |
             |________________________|________________________|
                                      |
                                      |
                                      |
                          ____________|______________
                         |     Member |  Newco       |
                         |____________|______________|
                                      |
                                      |
                                      |
                       ___________________________________
                      |                                   |
                      |                                   |
        _________________________          _____________________________
       |   JG North Raleigh      |        |    JG Triangle South        |
       |_________________________|        |_____________________________|

Step 2:
-------
           _______________________                ______________________
          |  JG North Raleigh     |              |   JG Triangle South  |
          |_______________________|              |______________________|
                    ^  |                                  ^  |
                    |  |                                  |  |
          Company   |  |Real                     Company  |  |Real
          Interest  |  |Property                 Interest |  |Property
                    |  |                                  |  |
                    |  |                                  |  |
                    |  v                                  |  v
                 ________________________________________________
                |                  Company                       |
                |________________________________________________|



Result of Step 2:
-----------------

        _____________            ___________             ______________
       | REJ Realty  |          |   JGRI    |           |  JG Manager  |
       |_____________|          |_____|_____|           |______________|
             |                        |                        |
             |                        |                        |
             |________________________|________________________|
                                      |
                                      |
                                      |
                          ____________|______________
                         |     Member |  Newco       |
                         |____________|______________|
                                      |
                                      |
                                      |
                       ___________________________________
                      |                                   |
                      |                                   |
        _________________________          _____________________________
       |   JG North Raleigh      |        |    JG Triangle South        |
       |_________________________|        |_____________________________|
                      |                                   |
                      |___________________________________|
                                      |
                                      |
            ___________________________________________________________
           |                       Company                             |
           |  (Owner of Triangle Town Center and Triangle Town Place)  |
           |___________________________________________________________|

Step 3:
-------

                           _________________________
                          |      Member Newco       |
                          |_________________________|
                                ^                ^
                                |                |
            Distribution of     |                |   Distribution of
           Company Interest     |                |  Company Interest
                                |                |
                                |                |
                      _____________________   _____________________
                     |  JG North Raleigh   | | JG Triangle South   |
                     |_____________________| |_____________________|
Result of Step 3:
-----------------


        _____________            ___________             ______________
       | REJ Realty  |          |   JGRI    |           |  JG Manager  |
       |_____________|          |_____|_____|           |______________|
             |                        |                        |
             |                        |                        |
             |________________________|________________________|
                                      |
                                      |
                                      |
                          ____________|______________
                         |     Member |  Newco       |
                         |____________|______________|
                                      |
                                      |
                                      |
                            ________________________
                           |      Company           |
                           |________________________|

Step 4:
-------

        ___________________________________________________________
       |            CBL Member admitted as Member in               |
       |                      Member Newco                         |
       |___________________________________________________________|
                                    ^
                                    |      50%
                                    | Member Newco
                                    |   Interest
                                    |
                   ____________________________________
                  |           Member Newco             |
                  |____________________________________|



Result of Step 4:
-----------------




  _____________        ___________         ______________       ______________
 | REJ Realty  |      |   JGRI    |       |  JG Manager  |     |   CBL Member |
 |_____________|      |_____|_____|       |______________|     |______________|
         |                    |                    |                    |
         |                    |                    |                    |
         |____________________|____________________|____________________|
                                      |
                                      |
                                      |
                          ____________|______________
                         |     Member |  Newco       |
                         |____________|______________|
                                      |
                                      |
                                      |
                            __________|__________
                           |      Comp|any       |
                           |__________|__________|